As filed with the Securities and Exchange Commission on August 7, 2026

Securities Act File No. 333-[   ]

Investment Company Act File No. 811-24205

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No.

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.

JPMORGAN REAL ASSETS DEDICATED FUND

(Exact name of Registrant as specified in Charter)

277 Park Avenue

New York, New York 10172

(Address of principal executive offices)

1-800-480-4111

(Registrant’s telephone number)

Glenn Hill

277 Park Avenue

New York, New York 10172

(Name and address of agent for service)

Copy to:

Rajib Chanda

Ryan P. Brizek

Neesa Patel Sood

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus

Subject to Completion, dated August 7, 2026

JPMORGAN REAL ASSETS DEDICATED FUND

Class S Shares

Class A Shares

Class I Shares

JPMorgan Real Assets Dedicated Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with limited operating history. The Fund operates as an “interval fund.” J.P. Morgan Investment Management Inc. serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio. GCM Grosvenor L.P. (“GCM Grosvenor” or the “Sub-Adviser”) is an unaffiliated investment sub-adviser who provides day-to-day management for a portion of the Fund’s assets. The Adviser is responsible for identifying and retaining the Sub-Adviser and for monitoring the services provided by the Sub-Adviser. The Adviser is also responsible for determining the amount of Fund assets to allocate to the Sub-Adviser. Based on the Adviser’s ongoing evaluation of the Sub-Adviser or due to market conditions, the Adviser may adjust allocations to the Sub-Adviser, including choosing not to allocate Fund assets to the Sub-Adviser or reducing the portion of the assets allocated to the Sub-Adviser to zero.

The Fund’s investment objective is to seek current income and long-term capital appreciation. The Fund pursues its investment objective through investment in a portfolio of real assets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset Investments. The Fund considers “Real Asset Investments” to include a variety of direct and indirect investments in (i) infrastructure and infrastructure-related assets or businesses, including but not limited to transportation, digital infrastructure, energy and energy transition, and essential services (collectively, “Infrastructure Assets”); (ii) real estate and real estate-related assets or businesses, including but not limited to residential, industrial and logistics, and other commercial real estate sectors (collectively, “Real Estate Assets”); and (iii) other tangible or resource based asset classes and related businesses, including but not limited to agriculture, timberland, and farmland (collectively, with Infrastructure Assets and Real Estate Assets, “Real Asset Investments”). The Fund anticipates its Real Asset Investments to provide exposure across a variety of sectors, geographies, and market segments. The Adviser and Sub-Adviser believe that Real Asset Investments may offer the potential for stable, inflation-protected returns with low correlation to public equity and debt markets.

The Fund’s investment exposure to Real Asset Investments is expected to be implemented through a variety of investment types, including: (i) primary investments in real asset funds, vehicles, or pools of real assets (including private funds, special purpose vehicles (“SPVs”), joint ventures (“JVs”), closed-end funds, private and public real estate investment trusts (“REITs”), private and public business development companies (“BDCs”) and operating companies registered under the U.S. Securities Exchange Act of 1934), managed by unaffiliated asset managers (collectively, “Portfolio Funds”) (“Primary Investments”); (ii) direct or indirect co-investments alongside Portfolio Funds or other unaffiliated asset managers, either directly or through SPVs or other investment structures (“Co-Investments”); (iii) acquisitions of interests in Portfolio Funds or other real asset vehicles in privately negotiated secondary market transactions, including but not limited to purchases from existing investors, LP- and GP-led transactions, and fund restructurings or in connection with single- and multi-asset continuation vehicles (“Secondary Investments”); and (iv) investments in debt securities, preferred equity securities and certain open-end registered investment companies, including exchange traded funds (“ETFs”), that provide exposure to resource based asset classes and related businesses. The Fund’s allocation among these investment types may vary from time to time at the discretion of the Adviser and Sub-Adviser. The Fund will invest a significant amount of its assets in Real Asset Investments for which no public market exists.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in a portfolio of short-term debt securities, unaffiliated and affiliated money market funds, affiliated mutual funds, cash and/or cash equivalents (“Liquid Investments”).

This prospectus (the “Prospectus”) applies to the offering on a continuous basis of three separate classes of shares of beneficial interest in the Fund (“Shares”) designated as Class S Shares, Class A Shares and Class I Shares. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Shares equals our daily net asset value (“NAV”) per share. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

	Per Class S Share	Per Class A Share	Per Class I Share	Total
Public Offering Price (1)	Current NAV	Current NAV plus sales load	Current NAV	Unlimited
Maximum Sales Load (2)	None	2.25%	None
Proceeds to the Fund	Current NAV	Current NAV less sales load	Current NAV	Unlimited

(continued on inside of front cover)

The date of this prospectus is [ ], 2026

(1)

J.P. Morgan Institutional Investments Inc. (“JPMII”), an affiliate of the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. JPMII is not obligated to sell any specific number of shares, nor have arrangements been made to place shareholders’ funds in escrow, trust, or similar arrangement. Class S Shares and Class I Shares are continuously offered on a daily basis at a price per share equal to the NAV per share for such class. Class A Shares are continuously offered on a daily basis at a price per share equal to the NAV per share plus any applicable sales load. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution fees. Generally, the stated minimum investment by a Shareholder in the Fund is $25,000 with respect to Class S Shares and Class A Shares and, except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisors and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $100,000. The stated minimum investment for Class I Shares may be reduced for certain Shareholders as described under “Purchasing Shares.” The minimum additional investment in the Fund is $100 for Class S Shares and Class A Shares and $2,500 for Class I Shares. The Fund may, in its sole discretion, accept investments below these minimums. Shareholders purchasing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.

(2)

For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99 there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where the Shareholder redeems such Class A Shares within eighteen (18) months after purchase. Class S Shares and Class I Shares are not subject to a sales load at the time of purchase. However, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Financial intermediaries will not charge such fees on Class I Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

The Fund relies upon an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund offers three separate classes of Shares designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

Interval Fund/Repurchase Offers. The Fund is a closed-end interval fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a semi-annual basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each semi-annual repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board of Trustees (the “Board”). The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second semi-annual period after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier date as the Board may determine).

The date on which the repurchase price for Shares is determined shall occur no later than the 14th day after the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer), or the next business day, if the 14th day is not a business day. The date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than seven days before the Repurchase Pricing Date (defined herein). See “Repurchase of Shares.”

An investment in the Fund is speculative with a substantial risk of loss. The Fund, the Adviser and the Sub-Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•	The Fund has limited operating history.

•

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund will offer to repurchase Shares on a semi-annual basis of between 5% and 25% of the Fund’s Shares, Shares will not be redeemable at a Shareholder’s option. As a result, a Shareholder may not be able to sell or otherwise liquidate their Shares.

•

The Fund has elected to operate as an “interval fund” and will make semi-annual repurchase offers, but only a limited number of Shares will be eligible for repurchase in each semi-annual repurchase offer. The need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s agreement and declaration of trust, as amended from time to time.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [ ], 2026, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), when available, and other information about the Fund by calling 1-800-480-4111, by writing to the Fund at 277 Park Avenue, New York, New York 10172 or by visiting www.jpmorganfunds.com. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

JPMII, an affiliate of the Fund and the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of JPMII is 270 Park Avenue, New York, NY 10017.

SUMMARY OF OFFERING TERMS

The following information is only a summary and does not contain all of the information that you should consider before investing in JPMorgan Real Assets Dedicated Fund (the “Fund”). You should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the agreement and declaration of trust of the Fund (the “Declaration of Trust”), each as amended from time to time.

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with limited operating history. The Fund operates as an “interval fund”.

The Fund relies upon an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of four trustees (“Trustees”), three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser.

Investment Adviser and Sub-Adviser

J.P. Morgan Investment Management Inc., an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”).

GCM Grosvenor L.P. (“GCM Grosvenor” or the “Sub-Adviser”) is an unaffiliated investment sub-adviser who provides day-to-day management for a portion of the Fund’s assets. The Sub-Adviser acts independently and uses its own process for selecting investment opportunities.

The Adviser is responsible for identifying and retaining the Sub-Adviser and for monitoring the services provided by the Sub-Adviser. The Adviser is also responsible for determining the amount of Fund assets to allocate to the Sub-Adviser. Based on the Adviser’s ongoing evaluation of the Sub-Adviser or due to market conditions, the Adviser may adjust allocations to the Sub-Adviser, including choosing not to allocate Fund assets to the Sub-Adviser or reducing the portion of the assets allocated to the Sub-Adviser to zero.

Investment Objective and Strategy

The Fund’s investment objective is to seek current income and long-term capital appreciation. The Fund pursues its investment objective through investment in a portfolio of real assets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset Investments. The Fund considers “Real Asset Investments” to include a variety of direct and indirect investments in (i) infrastructure and infrastructure-related assets or businesses, including but not limited to transportation, digital infrastructure, energy and energy transition, and essential services (collectively, “Infrastructure Assets”); (ii) real estate and real estate-related assets or businesses, including but not limited to residential, industrial and logistics, and other commercial real estate sectors (collectively, “Real Estate Assets”); and (iii) other tangible or resource based asset classes and related businesses, including but not limited to agriculture, timberland, and farmland (collectively, with Infrastructure Assets and Real Estate Assets, “Real Asset Investments”). The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest in Portfolio Funds that the Fund reasonably expects to be called in the future, as qualifying investments for purposes of its 80% policy. The Fund’s 80% policy is non-fundamental and can be changed without Shareholder approval upon 60 days’ prior notice, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund anticipates its Real Asset Investments to provide exposure across a variety of sectors, geographies, and market segments. The Adviser and Sub-Adviser believe that Real Asset Investments may offer the potential for stable, inflation-protected returns with low correlation to public equity and debt markets.

The Fund’s investment exposure to Real Asset Investments is expected to be implemented through a variety of investment types, including: (i) primary investments in real asset funds, vehicles, or pools of real assets (including private funds, special purpose vehicles (“SPVs”), joint ventures (“JVs”), closed-end funds, private and public real estate investment trusts (“REITs”), private and public business development companies (“BDCs”) and operating companies registered under the U.S. Securities Exchange Act of 1934), managed by unaffiliated asset managers (collectively, “Portfolio Funds”) (“Primary Investments”); (ii) direct or indirect co-investments alongside Portfolio Funds or other unaffiliated asset managers, either directly or through SPVs or other investment structures (“Co-Investments”); (iii) acquisitions of interests in Portfolio Funds or other real asset vehicles in privately negotiated secondary market transactions, including but not limited to purchases from existing investors, LP- and GP-led transactions, and fund restructurings or in connection with single- and multi-asset continuation vehicles (“Secondary Investments”); and (iv) investments in debt securities, preferred equity securities and certain open-end registered investment companies, including exchange traded funds (“ETFs”), that provide exposure to resource based asset classes and related businesses. The Fund’s allocation among these investment types may vary from time to time at the discretion of the Adviser and Sub-Adviser. The Fund will invest a significant amount of its assets in Real Asset Investments for which no public market exists.

The below describes the Real Asset Investment strategies that the Fund may utilize:

•

Core Real Assets: Investments in high-quality, stabilized real assets that are expected to produce consistent income and require limited active management. Core assets are typically located in established markets, maintain high occupancy or utilization levels, and employ little or no leverage. These investments emphasize capital preservation and stable cash flow generation.

•

Core-Plus Real Assets: Investments in high-quality real assets that are believed to be fundamentally stable but may offer moderate opportunities for value enhancement through operational improvements, limited redevelopment, or re-leasing. Core-Plus assets typically involve moderate risk and leverage and seek to provide a combination of current income and modest appreciation.

•

Value-Add Real Assets: Investments in real assets that require meaningful operational, physical, or financial improvements in order to enhance value. These may include repositioning, leasing, redevelopment, or capital upgrades. Value-Add strategies often involve greater leverage and risk, but offer the potential for increased income and capital appreciation if successfully executed.

•

Opportunistic Real Assets: Investments in real assets that carry higher risk profiles, often resembling private equity investments. Investments may include complex or dislocated real asset opportunities, such as distressed assets, non-stabilized properties, special situations, or capital structure inefficiencies, but can also involve assets that are not distressed, yet require active management and are more reliant on management execution and growth realization. Opportunistic strategies typically have meaningful exposures to development projects, uncontracted or merchant revenues, demand a higher tolerance for risk and illiquidity, and seek to generate elevated total returns through repositioning, restructuring, or growth-oriented execution.

The Sub-Adviser’s strategy will target a diversified, global portfolio of infrastructure investments. Through the strategy, the Sub-Adviser will seek to provide exposure to a broad pool of Infrastructure Assets sourced through its proprietary network of fund and management team relationships. The strategy will focus on investments into Infrastructure Assets in a non-control position, with flexibility to invest in those opportunities the Sub-Adviser believes are attractive across the infrastructure asset class. In addition to Co-Investments, the strategy may provide exposure to Infrastructure Assets through Primary Investments and also participation in Secondary Investments, specifically single-asset secondary transactions (“single-asset secondaries”), including “continuation funds”, which the Sub-Adviser views as an interesting opportunity set that can provide exposure to proven assets, often at what the Sub-Adviser believes are attractive discounts compared to other comparable transactions. The Sub-Adviser believes that the strategy may be attractive to investors who seek to complement an established infrastructure program by focusing on the potential benefits of owning a more diverse portfolio of assets.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in a portfolio of short-term debt securities, unaffiliated and affiliated money market funds, affiliated mutual funds, cash and/or cash equivalents (“Liquid Investments”). The Adviser’s Global Liquidity Team will manage the Fund’s Liquid Investments. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic repurchase offers to Shareholders, the Fund may sell certain of its assets. The Fund seeks to hold an amount of Liquid Investments consistent with prudent liquidity management. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Investments.

The Fund may make investments directly or indirectly and may form one or more subsidiaries in the future in order to pursue its investment objective and strategies in a manner that will enable it to comply with certain U.S. federal income tax requirements or for the purpose of facilitating its use of permitted borrowings (each, a “Subsidiary” and collectively, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.

The Fund, the Adviser and Sub-Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Initial Capitalization

Prior to the public offering of the Shares, the Adviser (or certain of its affiliates) and other unaffiliated investors may purchase Shares of the Fund pursuant to private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) and analogous exemptions under state securities laws (together, the “Initial Capitalization”). Shares issued during the Initial Capitalization will be offered exclusively to investors that qualify as “accredited investors” as defined under Rule 501(a) of Regulation D of the Securities Act. Following the Initial Capitalization, such investors will own 100% of the outstanding Class I Shares. The Fund has invested and will continue to invest the proceeds from the Initial Capitalization in a portfolio of Real Asset Investments in accordance with the Fund’s investment objective and guidelines as described in this Prospectus.

Principal Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s Real Asset Investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:

Risks of Investing in Real Asset Investments

There are certain market risks associated with an investment in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities or other instruments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

There are certain risks associated with the real estate market and Fund’s investments in real estate. Due to the Fund’s investment in real estate, the Fund is subject to local, regional, national and international real estate market and economic conditions beyond its control. These risks include, but are not limited to the risks associated with the general economic climate, local real estate conditions (including the availability of excess supply of properties relative to demand), demographic changes, changes in the availability of financing, credit risk arising from the financial condition of tenants, buyers, and sellers of properties, geographic market concentration, competition from other space, vacancy, tenant defaults, construction related risks, condemnation, taxes, government regulations (such as changes in regulations governing land usage, improvements, zoning, and environmental issues), natural and man-made disasters, liability arising out of the presence of certain construction materials, uninsurable losses, and fluctuations in interest rates. The Fund invests in a variety of types of real property, including but not limited to office property, industrial property, retail property, multifamily property and mixed-use property, and the foregoing real estate risks may be more prevalent or pronounced in one or more of these property types from time to time.

There are certain risks associated with the Fund’s real-estate related investments. The main risk of real estate-related investments is that the value of the underlying real estate may go down. Many factors may affect real estate values, including but not limited to general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. The Fund may invest in a wide array of real estate exposures that involve equity or equity-like risk in the underlying properties. Real estate historically has experienced significant fluctuation and cycles in value, and specific market conditions may result in a permanent reduction in value. The value of the real estate will depend on many factors beyond the control of the general partner, including, without limitation: changes in general economic or local conditions; changes in supply of or demand for competing properties in an area (as a result, for instance, of over-building); changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds which may render the construction, leasing, sale or refinancing of a property difficult; the financial condition of borrowers and of tenants, buyers and sellers of property; changes in real estate tax rates and other operating expenses; the imposition of rent controls; energy and supply shortages; various uninsured or uninsurable risks; and natural disasters. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location, sector, industry or securities instrument.

There are certain risks associated with the infrastructure market and Fund’s investments in infrastructure. An investment in the Fund is subject to certain risks associated with the ownership, use, and operation of infrastructure and infrastructure-related assets. These include but are not limited to; the burdens of ownership of infrastructure; local, national and international economic conditions; the demand for services from and access to infrastructure; the financial condition of users and suppliers of Infrastructure Assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; changes in environmental laws and regulations, planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; disruptive weather and environmental effects; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; insurance costs and industry competition; technological developments and disruptions; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund. In many cases, the rates, or the fees charged to end users, that are charged by Infrastructure Assets are determined by regulators, concession agreements with governments (i.e., agreements between a government and a private company in which the company is granted rights to operate, maintain, or develop specific assets for an agreed-upon period in exchange for fees), and long-term contracts. Owners of such assets in many cases have the ability to increase such rates or fees in connection with inflation, economic growth, or otherwise. Many of these factors could cause the value of infrastructure investments to decline and negatively affect the Fund’s returns.

There are certain risks associated with the Fund’s investments in natural resources/energy sector. The Fund’s investments in real assets in the natural resources and energy sector may be affected by numerous factors, including but not limited to events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes, and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.

There are certain risks associated with the Fund’s investments in natural capital. The Fund’s investments in natural capital are subject to the risk that their value may fluctuate widely in response to the level and volatility of commodity prices, exchange rates, import controls, domestic and global competition, environmental regulation and liability for environmental damage, mandated expenditures for safety or pollution control, the success of exploration projects, depletion of resources, tax policies, and other governmental regulation. Investments in natural capital can be significantly affected by changes in the supply of or demand for natural resources. The value of natural capital may be adversely affected by a change in inflation, events occurring in nature and political events.

There are certain risks associated with changes in interest rates. The Fund is subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short-term rate, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent the Fund or a Portfolio Fund borrows money to finance its investments, the Fund’s or the Portfolio Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s or a Portfolio Fund’s financial condition and results of operations.

The Fund is subject to inflation risk. Inflation may adversely affect the business, results of operations and financial condition of the portfolio companies in which Portfolio Funds may invest.

Inflationary pressures have increased the costs of labor, energy and raw materials, have adversely affected consumer spending and economic growth, and may adversely affect portfolio companies’ operations. If portfolio companies are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any projected future decreases in portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce the Fund’s net asset value.

There is competition for access to Real Asset Investment opportunities. There can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser would desire.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser are not prohibited from the same transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the Fund. The 1940 Act prohibits the Adviser from causing the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with an exemptive order the Adviser, the Fund and certain funds advised by the Adviser have received from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain funds advised by the Adviser, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

Risks Associated with Certain Investment Structures

The Fund is subject to the risks of its Portfolio Funds. The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Portfolio Funds in which the Fund invests may have only limited operating histories. Although the Adviser seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful. This is often referred to as the J-curve.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the manager or general partner of a Portfolio Fund (a “Portfolio Fund Manager”), which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund

Manager and monitors the performance information provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.

The Fund pays asset-based fees, and, in most cases, is subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee. Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund.

The Fund is subject to the risks associated with its Portfolio Funds’ underlying investments. The investments made by the Portfolio Funds entail a high degree of risk and in most cases are highly illiquid and difficult to value. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

The Fund may have limited Secondary Investment opportunities. The Fund may make Secondary Investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds. In such instances, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Moreover, there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund. The acquisition of Secondary Investments generally requires the consent of the Portfolio Fund Manager of such Secondary Investment, and there can be no assurance that the Fund will be able to obtain such consent. When the Fund acquires Secondary Investments, it is expected that the Fund will not have had the opportunity to negotiate the terms of the investment or other special rights or privileges, and the Fund may acquire an interest in a Secondary Investment that contains terms that are disadvantageous for legal, tax, regulatory, or other reasons.

There is significant competition for Secondary Investments. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.

In-kind distributions from Portfolio Funds or Co-Investments may be held for an indefinite period. The Fund may receive in-kind distributions of securities from Portfolio Funds or Co-Investments. There can be no assurance that securities distributed in kind by Portfolio Funds or Co-Investments to the Fund will be readily marketable or saleable. The Fund may be required to, or the Adviser, in its sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Adviser. The Fund may incur additional expenses in connection with any disposition of such securities.

There are additional risks associated with Co-Investments. There can be no assurance that the Fund will be given Co-Investment opportunities, or that any specific Co-Investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s or Sub-Adviser’s judgment. Many entities compete with the Fund in pursuing Co-Investments. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive Co-Investment opportunities from time to time. In addition, the Fund’s ability to dispose of Co-Investments may be more limited than the Fund’s ability to dispose of Secondary Investments or Primary Investments.

There are additional risks associated with the nature of Portfolio Fund investments. The Fund may invest in a Portfolio Fund which makes mezzanine debt, B-notes, mortgages, and preferred equity investments with respect to real estate and real estate-related assets, in primary and secondary markets, primarily in office, retail, industrial and residential assets. Any deterioration of real estate fundamentals in the U.S. could negatively impact the performance of the investments by making it more difficult for the borrowers to which a Portfolio Fund has provided financings to satisfy their debt repayment obligations. Instability in the U.S. markets and economy may adversely affect the liquidity and financial condition of such borrowers and may adversely affect the Portfolio Fund. A Portfolio Fund’s remedies with respect to such Portfolio Fund investments and such borrowers, will be subject to the rights of senior creditors and the provisions of applicable inter-creditor and/or participation agreements. Subordinate debt instruments also typically bear the effects of losses or defaults on senior debt before any other senior tranches. Moreover, a Portfolio Fund may be unable to find a sufficient number of attractive opportunities to meet such Portfolio Fund’s investment objective, as the activity of identifying the Portfolio Funds’ investments is highly competitive and involves a high degree of uncertainty which may result in limited diversification.

The Fund, the Portfolio Funds and Co-Investments are subject to general investment risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

The Fund, the Portfolio Funds and Co-Investments are subject to risks associated with market and economic downturns and movements. Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make new investments.

The Fund is subject to conflicts of interest. An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser, Sub-Adviser and/or their affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser, Sub-Adviser and/or their affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser, Sub-Adviser and/or their affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser or Sub-Adviser on behalf of the Fund. In addition, affiliates of the Adviser and Sub-Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates and may result in the Fund forgoing certain investments that it would otherwise make. Furthermore, from time to time, the investment activities of the Fund will be restricted because of regulatory requirements applicable to the Adviser and Sub-Adviser (or their affiliates) or their internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser or Sub-Adviser could preclude the Fund from purchasing particular securities or financial instruments (or limit the amount the Fund may invest), even if such securities or financial instruments would otherwise meet the Fund’s objectives. For example, the Fund’s ability to participate in Real Asset Investments may be limited or precluded due to internal restrictions in place at the Adviser or Sub-Adviser designed to avoid affiliation under the 1940 Act between the Fund and/or the Adviser, Sub-Adviser and their affiliates and an issuer. These same restrictions may not apply to other accounts or pooled investment vehicles managed by the Adviser or Sub-Adviser that are not subject to the 1940 Act. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. The Adviser or Sub-Adviser may also acquire material non-public information which would negatively affect the Adviser or Sub-Adviser’s ability to transact in securities for the Fund. See “Potential Conflicts of Interest” below.

The Board may change the Fund’s investment objective and certain strategies without Shareholder approval. The Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

The Fund is actively managed and subject to management risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skills in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Real Asset Investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Portfolio

Funds, Co-Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

The Fund’s performance depends on the Adviser and key personnel. The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals of the Adviser and the investment team currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. In addition, the Fund cannot assure Shareholders that the Adviser will remain the Fund’s investment adviser. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

There are risks associated with having a Sub-Adviser and the Fund’s performance depends on the Sub-Adviser’s performance with respect to the portion of the Fund’s assets it manages. The Sub-Adviser has complete discretion to select investments as opportunities arise within that portion of the assets of the Fund which the Adviser may from time to time allocate to the Sub-Adviser in accordance with the terms of the Sub-Advisory Agreement (defined below) (the “Sub-Adviser Assets”). The Fund and, accordingly, Shareholders, must rely upon the ability of the Sub-Adviser to identify and implement Fund investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Sub-Adviser in respect of Fund investments. The Sub-Adviser has the authority and responsibility for asset allocation, the selection of Fund investments and all other investment decisions for the Sub-Adviser Assets. The success of the Fund depends upon the ability of the Sub-Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or Fund investments, or the terms of any such investments. There can be no assurance that the Sub-Adviser will be able to select or implement successful strategies or achieve its investment objective.

The Sub-Adviser may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Adviser. Subject to the overall supervision of the Fund’s investment program by the Adviser, the Sub-Adviser is responsible, with respect to the Sub-Adviser Assets, for compliance with the Fund’s investment strategies and applicable law.

The Fund’s strategy may involve investments in “undervalued” assets. The Fund’s investment strategy may be based, in part, upon the premise that certain potential investments may be available for purchase by the Fund at what the Adviser believes are “undervalued” prices. Secondary Investments acquired at a discount will be marked up to the most recent NAV reported by the applicable Portfolio Fund Manager when the Fund next determines its daily NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the Portfolio Fund Manager and the negotiated purchase price. Conversely, a Secondary Investment sold at a discount will result in a decrease in the Fund’s NAV and performance by the difference between the value of the Secondary Investment as reflected in the books and records of the Fund and the negotiated sale price. However, purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund, and such investments may be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve.

The Adviser’s due diligence process may entail evaluation of important and complex issues and may require outside consultants. The Adviser’s due diligence process may not reveal all facts that may be relevant in connection with an investment made by the Fund. In some cases, only limited information is available about a Portfolio Fund or Co-Investment opportunity in which the Adviser is considering an investment. There can be no assurance that the due diligence investigations undertaken by the Adviser will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating a particular investment opportunity, or that the Adviser’s due diligence will result in an investment being successful. In the event of fraud by any Portfolio Fund or Co-Investment vehicle or any of its general partners, managers or affiliates, the Fund may suffer a partial or total loss of capital invested in that investment. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. An additional concern is the possibility of material misrepresentation or omission on the part of the investment or the seller. Such inaccuracy or incompleteness may adversely affect the value of that investment. The Fund will rely upon the accuracy and completeness of representations made by Portfolio Funds or Co-Investment vehicles and/or their current or former owners in the due diligence process to the extent the Fund deems reasonable when it makes its investments, but cannot guarantee such accuracy or completeness.

Investments in the Fund will be primarily illiquid. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Limited Operating History. The Fund is a non-diversified, closed-end management investment company with limited operating history. While members of the Adviser who are active in managing the Fund’s investments have substantial experience in Real Asset Investments, the Fund was recently formed, and has limited operating history and investments.

Repurchase Offers Risk. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct semi-annual repurchase offers of the Fund’s outstanding Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct semi-annual repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases may be funded from available cash, borrowings, purchase proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the

Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular semi-annual period, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market, foreign currency and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

The Fund will have access to confidential information. The Fund will likely have access to or acquire confidential information relating to its investments. The Fund will likely limit the information reported to its investors with respect to such investments.

Shares are not freely transferable. Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

The Fund is classified as non-diversified for purposes of the 1940 Act. The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

The Fund’s investments may be difficult to value. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund’s assets are expected to consist of Portfolio Funds, Co-Investments and other Real Asset Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Adviser, as valuation designee pursuant to Rule 2a-5 under the 1940 Act, at fair value based on input from the sponsor or general partner of such investment as determined pursuant to policies and procedures approved by the Board. In some instances, returns on Secondary Investments will be higher than returns on Primary Investments as a result of such Secondary Investments being purchased at a discount, and then revalued based on the practical expedient next reported for such Secondary Investment.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in Real Asset Investments for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s portfolio investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. The accounting, auditing and financial reporting standards and practices applicable to foreign companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

The Fund’s NAV is a critical component in several operational matters including computation of the Advisory Fee, the Distribution Fee and the Servicing Fee (each, as defined below), and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

The Fund cannot guarantee the amount or frequency of distributions. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Additional purchases will dilute the voting interest of existing Shareholders. The Fund intends to accept additional purchases for Shares, and such purchases will dilute the voting interest of existing Shareholders in the Fund. Additional purchases will also dilute the indirect interests of existing Shareholders in the Fund investments made prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund investments underperform the prior investments.

The Fund and certain service providers may have access to Shareholders’ personal information. The Adviser, the Sub-Adviser, the auditors, the custodian and the other service providers to the Fund may receive and have access to personal data relating to Shareholders, including information arising from a Shareholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser, the Sub-Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

The Adviser, Sub-Adviser and their affiliates manage funds and accounts with similar strategies and objectives to the Fund. The Adviser, Sub-Adviser and their affiliates are investment advisers to various clients for whom they make Real Asset Investments of the same type as the Fund. The Adviser, Sub-Adviser and their affiliates also may agree to act as investment adviser to additional clients that make Real Asset Investments of the same type as the Fund. In addition, the Adviser and Sub-Adviser will be permitted to organize other pooled investment vehicles with principal investment objectives different from those of the Fund. It is possible that a particular investment opportunity would be a suitable investment for the Fund and such clients or pooled investment vehicles. Such investments will be allocated in accordance with the allocation policies and procedures of the Adviser and Sub-Adviser. See “Potential Conflicts of Interest” below.

Distributor and Shareholder Servicing Agent

J.P. Morgan Institutional Investments Inc. (“JPMII”), an affiliate of the Fund and the Adviser, acts as distributor for the Shares and serves in that capacity on a reasonable best-efforts basis, subject to various conditions.

JPMII may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99, there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where the

Shareholder redeems such Class A Shares within eighteen (18) months after purchase. Class S Shares and Class I Shares are not subject to a sales load at the time of purchase. However, if a Shareholder buys Class S Shares through certain financial intermediaries, they may directly charge Shareholders transaction or other fees in such amount as they may determine. Financial intermediaries will not charge such fees on Class I Shares. Investors should consult their financial intermediary for additional information.

JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears (the “Servicing Fee”). JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such financial intermediaries for performing some or all of shareholder, sub-transfer agent, administrative and other related services.

Share Classes; Minimum Investments; Exchanging Shares

The Fund relies upon an exemptive order from the SEC that permits the Fund to offer multiple classes of shares. The Fund offers three separate classes of Shares designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future.

The minimum initial investment in the Fund by any investor is $25,000 with respect to Class S Shares and Class A Shares, and except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $100,000. The minimum additional investment in the Fund by any investor is $100 for Class S Shares and Class A Shares and $2,500 for Class I Shares, except for additional purchases pursuant to the dividend reinvestment plan. Investors purchasing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Board and/or JPMII reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of JPMorgan Chase Bank, N.A. and its affiliates (“JPM Employees”) and vehicles controlled by such JPM Employees.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

The minimum initial and additional investments may be reduced by the Fund and/or JPMII for certain investors (including, but not limited to registered investment advisers and other eligible financial intermediary fee-based accounts) based on consideration of various factors, including the investor’s overall relationship with the Adviser or JPMII, the type of distribution channel offered by the intermediary, the investor’s holdings in other funds affiliated with the Adviser or JPMII, and such other matters as the Adviser or JPMII may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or JPMII, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or JPMII, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.

A Shareholder may exchange their Shares of the Fund for another J.P. Morgan Fund (as defined herein) of the same share class, or a Shareholder may exchange Shares for another Share class of the Fund, provided such Shareholder meets any investment minimum or eligibility requirements for the Share class it is exchanging into. See “Exchanging Shares of the Fund” below for additional information on exchange privileges.

Eligible Investors	Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in the Fund.

Purchasing Shares

Shares are generally offered for purchase on a daily basis at the NAV per Share on that date. Fractions of Shares are issued to one one-thousandth of a Share. Shares will be offered for purchase daily on any day the New York Stock Exchange (“NYSE”) is open for business at a price based upon the Fund’s then-current NAV.

For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99, there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where the Shareholder redeems such Class A Shares within eighteen (18) months after purchase. No upfront sales load will be paid with respect to Class S Shares or Class I Shares, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares.

Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following business day.

The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses and without the payment of any interest.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Distributions

The Fund expects to make distributions in one or more payments on an annual basis, at the sole discretion of the Board, in aggregate amounts representing substantially all of the Fund’s “investment company taxable income” (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.

The Fund will elect to be treated, and intends to operate in a manner so as to continuously qualify in each taxable year thereafter, as a RIC under Subchapter M of the Code. In order to qualify for the preferential tax treatment afforded to RICs under the Code, the Fund will be required to distribute at least 90% of its annual “investment company taxable income” (as defined below in “Material U.S. Federal Income Tax Considerations – Election to be Taxed as a RIC”) to its Shareholders on an annual basis. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the Fund’s distributions will be reported to Shareholders by their financial intermediary. See “Taxes; RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

The Fund cannot guarantee that it will make distributions. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time. Distributions cannot be assured, and the amount of each distribution is likely to vary. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Co-Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan (the “DRIP”) administered by SS&C GIDS, Inc. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. federal withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C GIDS, Inc. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C GIDS, Inc. thirty (30) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer

No Shareholder has the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental policy to make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Subject to applicable law and approval of the Fund’s Board, for each semi-annual repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted.

Written notification of each semi-annual repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).

Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Risks – There are risks associated with repurchase offers.”

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis (“Early Repurchase Fee”). An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will not apply to Shares acquired through the DRIP, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iii) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of the class of shares they hold. See “Repurchases of Shares.”

Fees and Expenses

The Fund will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Advisory Fee,” “Administration Fee” and “Distribution Fee and Servicing Fee”.

The Fund will bear certain of its organizational and initial offering costs in connection with this offering. The Fund’s initial offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over a 12-month period. The Fund’s organizational costs are expensed as incurred.

Advisory Fee	In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser a monthly advisory fee at an annual rate of 1.00% based on the value of the Fund’s net assets calculated and accrued daily (the “Advisory Fee”).

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable monthly in arrears within five (5) business days after the completion of the net asset value computation for the month. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory and Management Agreement with the Adviser (the “Investment Advisory and Management Agreement”).

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

Pursuant to the investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser, subject to the oversight of the Adviser, is responsible for providing certain portfolio management services to the Fund. For these services, the Adviser (and not the Fund) will pay the Sub-Adviser a negotiated rate based on the average daily net assets of the portion of the assets of the Fund which the Adviser may from time to time allocate to the Sub-Adviser in accordance with the terms of the Sub-Advisory Agreement (the “Sub-Adviser Assets”) as determined by the Fund’s Administrator.

Distribution Fee and Servicing Fee

Class S Shares and Class A Shares are subject to an ongoing distribution fee (the “Distribution Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing distribution services in respect of Shareholders who own Class S Shares or Class A Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution plan for its Class S Shares and Class A Shares (the “Distribution Plan”) and pays the Distribution Fee with respect to its Class S Shares and Class A Shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class S Shares and Class A Shares pay a Distribution Fee to JPMII at an annual rate of 0.75% and 0.50%, respectively, based on the aggregate net assets of the Fund attributable to such class.

Class I Shares are not subject to a Distribution Fee.

Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the shares are purchased. With respect to Class A Shares transactions, for purchases at NAV where JPMII paid a finder’s fee at the time of the purchase, the selling financial intermediary will start to receive the applicable Distribution Fee in the 13th month after the sale and JPMII will retain the Distribution Fees during such period, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased.

Class A Shares, Class S Shares and Class I Shares are subject to an ongoing Servicing Fee. JPMII serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, sub-transfer agent, administrative and other related services.

The Adviser, or its affiliates, including JPMII, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Administration Fee

The Fund has retained J.P. Morgan Investment Management Inc. (the “Administrator”) to provide it with administrative services, including fund administration. The Fund compensates the Administrator for these services and reimburses the Administrator for certain reasonable out-of-pocket expenses (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. See “Administration Services.”

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board or its delegate (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Unlisted Closed-End Structure; Limited Liquidity

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Closed-End Fund Structure; No Right of Redemption.”

Taxes; RIC Status

The Fund will elect to be treated, and intends to operate in a manner so as to continuously qualify in each taxable year thereafter, as a RIC under Subchapter M of the Code. During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to non-corporate Shareholders in respect of such income generally will be taxable to such Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

In addition, because the Fund intends to qualify as a RIC, it expects to have certain attributes that are not generally found in traditional unregistered real assets funds. These include providing simpler tax reports to Shareholders on Form 1099-DIV and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports

The Fund will distribute to its Shareholders, as soon as practicable after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Your financial intermediary will report this information to you.

Reports to Shareholders

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act.

Fiscal and Taxable Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Custodian and Transfer Agent	JPMorgan Chase Bank, N.A. serves as the Fund’s custodian, and SS&C GIDS, Inc. serves as the Fund’s transfer agent (“Transfer Agent”).

ERISA

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA or Section 4975 of the Code. Thus, the Adviser will not be a “fiduciary” within the meaning of ERISA and the Code with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund as of [ ], 2026 and assumes that the Fund has net assets of $500 million as of such date.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class A Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	—	2.25%	—
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (2)	2.00%	2.00%	2.00%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares		Class A Shares		Class I Shares
Advisory Fee(3)(5)	1.00%		1.00%		1.00%
Other Expenses(4)	[1.06	]%	[1.06	]%	[1.06	]%
Distribution Fee	0.75%		0.50%		None	%
Acquired Fund Fees and Expenses(5)	[0.82	]%	[0.82	]%	[0.82	]%
Total Annual Expenses	[3.63	]%	[3.38	]%	[2.88	]%
Expense Reimbursement(6)(7)	[—	]%	[—	]%	[—	]%
Total Annual Expenses (After Expense Reimbursement)	[3.63	]%	[3.38	]%	[2.88	]%

(1)

For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99 there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where the Shareholder redeems such Class A Shares within eighteen (18) months after purchase. No upfront sales load will be paid with respect to Class S Shares or Class I Shares, however, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.50% cap on NAV for Class S Shares. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.

(2)

A 2.00% early repurchase fee (“Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Class S Shares, Class A Shares or Class I Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. The Early Repurchase Fee will not apply to Shares acquired through the DRIP, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iii) pursuant to an automatic non-discretionary rebalancing program. See “Repurchase of Shares.”

(3)

The Fund pays the Adviser a monthly Advisory Fee at an annual rate of 1.00% based on value of the Fund’s net assets, calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund.

(4)

The Other Expenses include, among other things, the Servicing Fee, professional fees, and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian. The Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

(5)

The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Fund intends to invest. Some or all of the Portfolio Funds in which the Fund intends to invest generally charge asset-based management fees. The managers of the Portfolio Funds may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. The Portfolio Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and generally charge between 10% and 20% of net profits as a carried interest allocation, subject to a clawback for Portfolio Funds with a drawdown and a highwater mark for Portfolio Funds with a perpetual term. The “Acquired Fund Fees and Expenses” disclosed above are based on historic fees and expenses of the Portfolio Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year. The Acquired Fund Fees and Expenses reflect operating expenses of the Portfolio Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds) and does not reflect any performance-based compensation or carried interest or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind. As such, performance-based compensation or carried interest allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds.

(6)

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee, any Distribution Fee, Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, reasonable research and due diligence expenses, investment-related software and database expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.81% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its one-year term.

(7)

The Fund may invest in one or more mutual funds and/or ETFs advised by the Adviser or its affiliates (“affiliated funds”). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net advisory fees it collects from the affiliated funds on the Fund’s investment in such affiliated funds.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and is applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	[$37]	[$111]	[$188]	[$389]
You would pay the following expenses on a $1,000 Class A Shares investment, assuming a 5% annual return:	[$56]	[$124]	[$195]	[$381]
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	[$29]	[$89]	[$152]	[$320]

Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $25,000 Class S Shares investment, assuming a 5% annual return:	[$914]	[$2,779]	[$4,695]	[$9,722]
You would pay the following expenses on a $25,000 Class A Shares investment, assuming a 5% annual return:	[$1,395]	[$3,101]	[$4,863]	[$9,523]
You would pay the following expenses on a $25,000 Class I Shares investment, assuming a 5% annual return:	[$728]	[$2,230]	[$3,796]	[$8,011]

The Examples above are based on the annual fees and expenses as of [   ] and assume that the Fund has net assets of $500 million as of such date. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. The Example above excludes the early repurchase fee which would apply if Shares were repurchased at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. If an investor’s Shares are repurchased at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares, the Shares would incur the 2.00% early repurchase fee.

FINANCIAL HIGHLIGHTS

Financial highlights have not been included in this prospectus, as the Fund has not yet commenced operations.

THE FUND

The Fund is a newly organized Delaware statutory trust formed on April 22, 2026 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund has limited operating history and operates as an “interval fund”. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Investment advisory services are provided to the Fund by the Adviser and Sub-Adviser pursuant to the Investment Advisory and Management Agreement and Sub-Advisory Agreement, respectively. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports when they are prepared.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months after receipt of such proceeds, which may be delayed up to an additional three months depending on market conditions and the availability of suitable investments. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments, principally certain Secondary Investments, Co-Investments, and Primary Investments, due to the nature of those investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the Fund’s custodian prior to the closing of the applicable offering. See “Purchasing Shares.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete real asset markets transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund Managers to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, affiliated and unaffiliated money market securities, affiliated mutual funds, cash and/or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to seek current income and long-term capital appreciation. The Fund pursues its investment objective through investment in a portfolio of real assets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset Investments. The Fund considers “Real Asset Investments” to include a variety of direct and indirect investments in (i) infrastructure and infrastructure-related assets or businesses, including but not limited to transportation, digital infrastructure, energy and energy transition, and essential services (collectively, “Infrastructure Assets”); (ii) real estate and real estate-related assets or businesses, including but not limited to residential, industrial and logistics, and other commercial real estate sectors (collectively, “Real Estate Assets”); and (iii) other tangible or resource based asset classes and related businesses, including but not limited to agriculture, timberland, and farmland (collectively, with Infrastructure Assets and Real Estate Assets, “Real Asset Investments”). The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest in Portfolio Funds that the Fund reasonably expects to be called in the future, as qualifying investments for purposes of its 80% policy. The Fund’s 80% policy is non-fundamental and can be changed without Shareholder approval upon 60 days’ prior notice, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund anticipates its Real Asset Investments to provide exposure across a variety of sectors, geographies, and market segments. The Adviser and Sub-Adviser believe that Real Asset Investments may offer the potential for stable, inflation-protected returns with low correlation to public equity and debt markets. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements of its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy as soon as reasonably practicable.

The Fund’s investment exposure to Real Asset Investments is expected to be implemented through a variety of investment types, including: (i) primary investments in real asset funds, vehicles, or pools of real assets (including private funds, special purpose vehicles (“SPVs”), joint ventures (“JVs”), closed-end funds, private and public real estate investment trusts (“REITs”), private and public business development companies (“BDCs”) and operating companies registered under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”)), managed by unaffiliated asset managers (collectively, “Portfolio Funds”) (“Primary Investments”); (ii) direct or indirect co-investments alongside Portfolio Funds or other unaffiliated asset managers, either directly or through SPVs or other investment structures (“Co-Investments”); (iii) acquisitions of interests in Portfolio Funds or other real asset vehicles in privately negotiated secondary market transactions, including but not limited to purchases from existing investors, LP- and GP-led transactions, and fund restructurings or in connection with single- and multi-asset continuation vehicles (“Secondary Investments”); and (iv) investments in debt securities, preferred equity securities and certain open-end registered investment companies, including exchange traded funds (“ETFs”), that provide exposure to resource based asset classes and related businesses. The Fund’s allocation among these investment types may vary from time to time at the discretion of the Adviser and Sub-Adviser. The Fund will invest a significant amount of its assets in Real Asset Investments for which no public market exists.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in a portfolio of short-term debt securities, unaffiliated and affiliated money market funds, affiliated mutual funds, cash and/or cash equivalents (“Liquid Investments”). The Adviser’s Global Liquidity Team will manage the Fund’s Liquid Investments. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic repurchase offers to Shareholders, the Fund may sell certain of its assets. The Fund seeks to hold an amount of Liquid Investments consistent with prudent liquidity management. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Investments.

The Fund may make investments directly or indirectly and may form one or more subsidiaries in the future in order to pursue its investment objective and strategies in a manner that will enable it to comply with certain U.S. federal income tax requirements or for the purpose of facilitating its use of permitted borrowings (each, a “Subsidiary” and collectively, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.

The Fund’s asset allocation and amount of Real Asset Investments may be based, in part, on anticipated future capital calls and distributions from such investments. This may result in the Fund making commitments to Real Asset Investments in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Portfolio Fund will increase.

If the Fund uses one or more Subsidiaries to make investments they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries will be wholly owned, they would have the same investment strategies as the Fund. The Fund and its Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries would be consolidated subsidiaries of the Fund and the Fund will comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with any Subsidiaries. The Adviser will serve as investment adviser to the Fund and any Subsidiary. Any Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act. J.P. Morgan Chase Bank N.A. will serve as the custodian to any Subsidiaries. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Fund.

The Fund, the Adviser and Sub-Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Investment Strategies

The Fund follows a variety of investment strategies in making Real Asset Investments including, without limitation: (i) investments in stabilized or transitional operating assets such as real estate and infrastructure (“Core,” “Core-Plus,” “Value-Add,” and “Opportunistic” strategies, respectively); (ii) investments in ground-up development or major redevelopment projects across real estate and infrastructure sectors, where returns are primarily driven by asset completion, stabilization, and value realization (“Construction and Development Projects”); (iii) investments in growth-oriented platforms or businesses with direct or indirect exposure to real assets (“Growth and Value-Oriented Real Assets”); and (iv) debt or structured credit investments backed by real asset cash flows or collateral, including asset-level, corporate-level, or fund-level credit exposures (“Real Asset Credit and Structured Investments”).

Real Asset Investment Strategy Descriptions

•

Core Real Assets: Core Real Asset investments are generally characterized as stabilized, income-generating assets with long-duration, predictable cash flows generated by tenants with strong and durable credit, and minimal operational or development risk. These assets are typically new, fully leased, operational, and located in developed markets, exhibiting high levels of occupancy, utilization, or throughput. Core investments are often supported by long-term contracts, regulatory frameworks, or strong tenant covenants, and are intended to deliver consistent income with lower volatility and a modest degree of capital appreciation over time. Such investments may include those in the infrastructure, construction, farmland, timberland, energy, and real estate sectors.

•

Core Plus Real Assets: Core Plus Real Asset investments seek to generate a combination of current income and capital appreciation by focusing on assets that preserve many “Core” attributes, including established cash flows and institutional-quality characteristics, while also presenting opportunities for incremental value creation through active management, operational improvements, leasing initiatives, or limited capital expenditures. These assets may involve some level of variability relating to demand, leasing, regulation, or operations, and frequently present mild to moderate complexity, such as partial lease-up, re-tenanting, platform growth, or reconfiguration of existing operations. Core Plus investments are generally held over medium- to long-term periods, with return expectations supported by both stable income and targeted growth. Such investments may include those in the infrastructure, construction, farmland, timberland, energy, and real estate sectors.

•

Value-Add Real Assets: Value-Add Real Asset investments seek to deliver higher overall returns, with capital appreciation playing a larger role than current income, by targeting assets that require meaningful repositioning, development, or operational change. These investments generally involve significant leasing, construction, regulatory, or execution risk and often depend on active asset management, capital deployment, and operational expertise to realize value. Value-Add assets may include properties undergoing redevelopment or rebranding, infrastructure platforms pursuing significant growth initiatives, or assets performing below market potential due to operational underperformance or strategic repositioning. Holding periods are usually medium-term, often in the five- to seven-year range, although they may differ based on the nature of the business plan and the timing of value realization. Return profiles are driven primarily by successful execution of the business plan and appreciation at the asset level, with income generation typically increasing as the asset stabilizes.

•

Opportunistic Real Assets: Investments in real assets that carry higher risk profiles, often resembling private equity investments. Investments may include complex or dislocated real asset opportunities, such as distressed assets, non-stabilized properties, special situations, or capital structure inefficiencies, but can also involve assets that are not distressed, yet require active management and are more reliant on management execution and growth realization. Opportunistic strategies typically have meaningful exposures to development projects, uncontracted or merchant revenues, demand a higher tolerance for risk and illiquidity, and seek to generate elevated total returns through repositioning, restructuring, or growth-oriented execution.

The Fund’s investment strategies and Real Asset Investments are centered around tangible, capital-intensive assets that provide essential services, enable economic productivity, or generate long-term intrinsic value. The Fund’s Real Asset Investments will include real estate, infrastructure, natural resources and energy, and natural capital, among other hard asset categories, where the Adviser and/or Sub-Adviser believe underlying physical assets often exhibit a degree of inflation protection. The Fund’s Real Asset Investments seek to offer a combination of stable cash flows and capital appreciation potential, with the balance of current income and growth depending on the asset type, contractual structure, and stage of development.

•

Real Estate. Real estate is a core real asset category that includes investments in stabilized, transitional, and development-stage properties. The Fund’s real estate investments may span residential, commercial, and specialty sectors, and may generate income through lease payments while also offering long-term capital appreciation through market growth, leasing optimization, capital improvements, or repositionings. Depending on the strategy, and particularly in the case of ground-up development or construction, the Fund’s real estate investments may involve varying degrees of leasing, operational, and capital expenditure risk. Real estate positions in the Fund’s portfolio may also serve as a hedge against inflation, as increasing replacement costs and market rents can help support valuations.

•

Infrastructure. Infrastructure refers to a broad category of assets that frequently provide essential public or economic services and benefit from structural tailwinds, including rising demand for digital connectivity, energy security, decarbonization, and aging physical networks. The Fund’s investments in these assets generally exhibit attractive characteristics such as high barriers to entry, long asset lives, relatively predictable demand, and regulated or contracted cash flows. The Fund’s infrastructure investments may span sub-sectors including, but not limited to, communications and digital infrastructure, power generation and midstream, renewable and energy transition assets, social infrastructure, transportation and logistics, and utilities. Depending on the profile of the underlying asset and the applicable business plan, the Fund’s infrastructure investments may be structured as Core, Core Plus, Value-Add, or Opportunistic, and may also include development-stage, greenfield, or brownfield projects where value is created through construction, expansion, rehabilitation, or modernization. In addition, the Fund may invest in adjacent sectors that, although not always classified as traditional infrastructure, share similar investment characteristics. These investments may include assets or platforms supported by hard asset backing, long useful lives, specialized operations, barriers to entry, and resilient cash flow profiles.

•

Natural Resources and Energy. The Fund’s natural resources and energy investments are expected to relate to the extraction, processing, and transportation of finite or consumable resources, including oil, natural gas, minerals, and energy infrastructure. The Fund’s natural resources and energy investments may include upstream and midstream energy assets, energy logistics, mining infrastructure, and related production and distribution platforms. These assets may offer strong cash flow potential linked to commodity prices and, in certain cases, may align with broader energy transition strategies through investments in lower-carbon extraction methods or carbon management infrastructure.

•

Natural Capital. The Fund’s natural capital investments are expected to consist of land-based real assets that generate economic value through biological growth and long-term resource productivity. This includes investments in agriculture, timberland, and other renewable land systems that produce cash flows through harvest cycles, leasing arrangements, or resource use. Farmland may provide exposure to row crops, permanent crops, or livestock operations, while timberland investments are typically supported by pulp, paper, and construction-grade wood supply chains. These assets are often supported by long-term demand for food, fiber, and raw materials and may also provide land appreciation potential, income generation, and sensitivity to inflation.

Taken together, the Fund seeks to invest across a broad and dynamic investment universe with diverse sector exposures, risk-return profiles, and macroeconomic sensitivities. Although many real estate and infrastructure assets exhibit defensive characteristics, such as contracted revenues, essential-service attributes, or inflation linkage, investments across the private real assets spectrum require rigorous underwriting, active management, and careful portfolio construction. The Fund’s strategy will attempt to reflect these principles by seeking exposure to what the Adviser and/or Sub-Adviser believe are durable, income-generating, and inflation-sensitive real assets across geographies and sectors, with an emphasis on long-term value creation and downside protection.

Real Asset Investment Structures

The Fund’s investment exposure to Real Asset Investments is expected to be implemented through a variety of investment types, including: (i) Primary Investments; (ii) Co-Investments; and (iii) Secondary Investments. The Fund’s allocation among these investment types may vary from time to time at the discretion of the Adviser and Sub-Adviser.

The Fund’s investments will typically not be registered with the SEC (unless they are registered under the Exchange Act) or any state or foreign securities commission and will typically not be listed on any national securities exchange. The amount of public information available with respect to the issuers in which the Fund invests may generally be less extensive than that available for issuers of registered or exchange listed securities.

The Fund’s portfolio will be constructed with investments across the following Real Asset Investment structures:

•

Primary Investments: Primary Investments are investments in real assets Portfolio Funds that are typically acquired by way of a direct subscription for interests in a Portfolio Fund. Certain real asset Portfolio Fund sponsors raise new funds every two to four years, and many top-performing Portfolio Funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular Portfolio Funds, strong relationships with leading Portfolio Fund sponsors are highly important for investors in Primary Investments.

Investors in primaries subscribe for interests and their capital commitments are then used to fund investments in a number of individual operating companies and to pay associated management fees and expenses. Investors typically have little or no ability to influence the investments that are made by a Portfolio Fund. Because primary investors must rely on the expertise of the Portfolio Fund Manager, an accurate assessment of the manager’s capabilities is essential.

•

Secondary Investments: Secondary Investments are the assumption or purchase of existing limited partner interests, typically in seasoned real asset Portfolio Funds or Co-Investments that are acquired in privately negotiated transactions. The original subscriber of the primary investment is often the seller of the asset. The stage of maturity for the asset can vary from early in the investment period of the Portfolio Fund to near full term of the Portfolio Fund.

“Single-Asset Secondaries” are investments acquiring an interest in a fund vehicle or SPV that holds a single business or asset (or a group of affiliated businesses or assets) that is known prior to the investment. These investments can be made in a seasoned investment in a Real Asset Investments or in a new investment vehicle set up specifically to acquire the identified asset. Due to the single asset nature of a Single-Asset Secondary, a greater level of information is typically available and a deeper level of due diligence can be performed compared to an infrastructure fund, similar to the diligence performed on other Real Asset Investments implemented through Co-Investments or Originated Investments (as defined below). Typically, a Single-Asset Secondary is executed at a discount to the investment’s current NAV in order to compensate the purchaser for providing the seller with liquidity and to compensate for and/or offset the additional layer of fees typically associated with an investment in an Infrastructure Fund. A Single-Asset Secondary acquired at a discount to its NAV may result in an unrealized gain the next time the Fund calculates its NAV. The Fund will seek to acquire Single-Asset Secondaries with attractive risk / reward profiles identified through the same rigorous sourcing and diligence process as those undertaken for Co-Investments and Originated Investments.

“Originated Investments” are investments that are directly originated by the Sub-Adviser’s infrastructure platform and held via a direct interest. These Originated Investments may include a variety of investment structures, investment entry points and investment opportunities, including, minority positions, joint ventures, co-bidding arrangements, preferred equity / debt investments, warehousing arrangements, or investments alongside other Portfolio Fund Managers and their infrastructure funds. The Fund expects to take advantage of what it believes are the best opportunities within these various investment options to achieve what it believes are the best risk adjusted return. Originated Investments have the benefit of not bearing an additional layer of fees and expenses generally associated with investing in an infrastructure fund (although the Fund may still bear transactional expenses). Originated Investments and Co-Investments can be very similar and often differ based on the original sourcing, level of control, specific investment form, certain rights afforded to other Portfolio Fund Manager(s), control of exit and related factors.

Pricing for a Secondary Investment is negotiated based on among other things, the reported NAV and expected timing of cash flows (capital calls for contributions to the Portfolio Fund, clawbacks of amounts distributed to the Portfolio Fund’s general partner and distributions of returns) of the Portfolio Fund(s) or Co-Investment(s). A majority of available fund secondaries have existing investments in portfolio companies. As a result, the secondary buyer has visibility to the assets being purchased. Investment returns are less impacted by the J-curve expected from a primary investment and distribution patterns may be accelerated as the buyer’s participation is at a later stage in the primary’s life. The secondary buyer does not participate in prior distributions from the acquired limited partnership interest or the previous growth in value of the assets. The Secondary Investment liquidates and dissolves in the same manner as a Primary Investment.

•

Co-Investments: Co-Investments are direct investments in specific real assets, companies, or projects, or indirect investments made through vehicles managed and controlled by a general partner or sponsor. These opportunities are typically offered to investors alongside a primary real asset fund when the sponsor identifies an attractive investment opportunity that exceeds the Portfolio Fund’s target allocation or concentration limits. Co-investors generally participate in such investments on the same terms and at the same entry valuation as the sponsor or lead Portfolio Fund; however, follow-on investments may be made at different valuations depending on timing and market conditions. Co-Investments, unlike investments in primary funds, often do not bear an additional layer of fees or bear significantly reduced fees. Co-investments typically have a three- to eight-year holding period.

•

Listed Real Asset Investments: Listed Real Asset Investments refer to publicly traded securities that provide exposure to underlying Real Asset Investments. These may include shares of listed entities that themselves invest in private real estate or infrastructure transactions, hold interests in private funds, or generate revenue through management fees and/or carried interest earned from managing private real asset portfolios. While listed investments can offer liquidity and transparency, their market prices have historically exhibited sensitivity to broader economic conditions and investor sentiment, and at times may trade at discounts relative to the net asset value of comparable private investments. The Adviser does not intend to cause the Fund to rely on Listed Real Asset Investments as a primary means of real asset exposure but may use them opportunistically to complement the Fund’s portfolio construction, manage liquidity, or access targeted real asset themes.

Co-Investment Selection

Throughout the course of due diligence on a Co-Investment, the Adviser and Sub-Adviser focus on evaluating various key aspects of each opportunity, which can involve (i) performing an assessment of the sponsor or lead manager executing the transaction, including their asset class expertise, historical performance, and alignment of interests; (ii) analyzing the underlying sector, geography, and market conditions in which the asset, project, or company operates, including demand drivers, regulatory environment, and competitive dynamics; (iii) evaluating the asset, project, or company’s historical performance (if applicable), current operating profile, and business plan or development strategy, with attention to projected cash flows, capital requirements, and exit assumptions; (iv) constructing base case and downside case projections to model expected returns under varying scenarios, along with sensitivity analyses on key performance drivers such as occupancy rates, lease terms, construction costs, or interest rates; and (v) reviewing the proposed transaction terms in detail, including valuation, capital structure, financing arrangements, legal and tax considerations, and governance rights. This framework is designed to ensure that each co-investment opportunity aligns with the Fund’s risk-return objectives and complements the broader portfolio construction strategy.

Sub-Adviser Process

GCM Grosvenor employs a disciplined and repeatable investment process designed to identify opportunities that seek to generate attractive risk-adjusted returns while maintaining rigorous risk management standards. Opportunities are sourced through the firm’s global network of sponsors, operating partners, institutional investors, and industry relationships. Once an opportunity is identified, a dedicated deal team comprised of senior and junior investment professionals conducts a structured evaluation process that includes initial screening, preliminary due diligence, comprehensive investment underwriting, and portfolio fit assessment.

A defining feature of GCM Grosvenor’s process is its independent dual-track diligence framework. Investment due diligence is conducted by the investment team and focuses on the underlying asset, sponsor, market dynamics, valuation, downside risks, and value creation opportunities. In parallel, a separate Operational Due Diligence Team evaluates governance, legal, operational, compliance, and control-related risks. Investments generally require approval from both the Investment Committee and Operations Committee prior to execution. Following investment, senior members of the deal team remain actively involved in monitoring performance, valuation, governance matters, and exit planning throughout the life of the investment.

Geographic Regions and Foreign Currency Exposure

The Fund expects the focus of its investment activity to be in North America and Europe (principally focused in countries with developed economies-i.e., Organisation for Economic Co-operation and Development (“OECD”)), with selective exposure to other OECD markets where the Sub-Adviser has meaningful sponsor relationships and insight into the local regulatory and business environment.

The Fund’s investment and strategies may involve exposure to foreign currencies. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that a large portion of the Fund’s assets should be invested in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) of the Fund may vary from year to year. The Fund’s portfolio turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund investments selected will produce positive returns, or that the Fund will achieve its investment objective.

LEVERAGE

The Fund may use leverage to seek to achieve its investment objective or for liquidity (i.e., to finance the repurchase of Shares and/or bridge the financing of Fund investments pending the acceptance of funds from investor purchases). The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Under the 1940 Act, the Fund may borrow in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred shares in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns, but also creates risks for the holders of Shares. See “Risks—The Fund may be subject to leverage risk.”

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Credit Facility

The Fund may in the future establish one or more credit lines to borrow money for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds and Co-Investments, to satisfy repurchase requests, to manage timing issues in connection with the inflows of additional capital and to otherwise satisfy Fund obligations, or for investment purposes.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Issuers of securities in which the Fund invests (including Portfolio Funds and private companies) may also utilize leverage in their investment activities. Borrowings at the individual investment level are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain assets and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008 or the 2020 COVID-19 global pandemic. In general, the use of leverage by the Fund’s assets may increase the volatility of their values and of the value of the Shares. See “Risks –The Fund may be subject to leverage risk.”

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS PRIOR TO INVESTING IN THE FUND.

Investment in the Fund is suitable only for those persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s investments in Portfolio Funds. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisers to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

Real Asset Investment Risks

There are certain market risks associated with an investment in the Fund.

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities or other instruments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

There are certain risks associated with the real estate market and Fund’s investments in real estate.

Due to the Fund’s investment in real estate, the Fund is subject to local, regional, national and international real estate market and economic conditions beyond its control. These risks include, but are not limited to the risks associated with the general economic climate, local real estate conditions (including the availability of excess supply of properties relative to demand), demographic changes, changes in the availability of financing, credit risk arising from the financial condition of tenants, buyers, and sellers of properties, geographic market concentration, competition from other space, vacancy, tenant defaults, construction related risks, condemnation, taxes, government regulations (such as changes in regulations governing land usage, improvements, zoning, and environmental issues), natural and man-made disasters, liability arising out of the presence of certain construction materials, uninsurable losses, and fluctuations in interest rates. The Fund invests in a variety of types of real property, including but not limited to office property, industrial property, retail property, multifamily property and mixed-use property, and the foregoing real estate risks may be more prevalent or pronounced in one or more of these property types from time to time.

There are certain risks associated with the Fund’s real-estate related investments.

The main risk of real estate-related investments is that the value of the underlying real estate may go down. Many factors may affect real estate values, including but not limited to general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. The Fund may invest in a wide array of real estate exposures that involve equity or equity-like risk in the underlying properties. Real estate historically has experienced significant fluctuation and cycles in value, and specific market conditions may result in a permanent reduction in value. The value of the real estate will depend on many factors beyond the control of the general partner, including, without limitation: changes in general economic or local conditions; changes in supply of or demand for competing properties in an area (as a result, for instance, of over-building); changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds which may render the construction, leasing, sale or refinancing of a property difficult; the financial condition of borrowers and of tenants, buyers and sellers of property; changes in real estate tax rates and other operating expenses; the imposition of rent controls; energy and supply shortages; various uninsured or uninsurable risks; and natural disasters. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location, sector, industry or securities instrument.

There are certain risks associated with the infrastructure market and Fund’s investments in infrastructure.

An investment in the Fund is subject to certain risks associated with the ownership, use, and operation of infrastructure and infrastructure-related assets. These include but are not limited to; the burdens of ownership of infrastructure; local, national and international economic conditions; the demand for services from and access to infrastructure; the financial condition of users and suppliers of Infrastructure Assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; changes in environmental laws and regulations, planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; disruptive weather and environmental effects; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; insurance costs and industry competition; technological developments and disruptions; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund. In many cases, the rates, or the fees charged to end users, that are charged by Infrastructure Assets are determined by regulators, concession agreements with governments (i.e., agreements between a government and a private company in which the company is granted rights to operate, maintain, or develop specific assets for an agreed-upon period in exchange for fees), and long-term contracts. Owners of such assets in many cases have the ability to increase such rates or fees in connection with inflation, economic growth, or otherwise. Many of these factors could cause the value of infrastructure investments to decline and negatively affect the Fund’s returns. Specifically, such risks include, but are not limited to the following:

There are certain regulatory risks related to the Fund’s investments in infrastructure. Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of Infrastructure Assets. The institution and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value of the Fund.

Many of the infrastructure investments may be subject to varying degrees of statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for a project entity, issuer, or Portfolio Fund, loss of such rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments. Where an issuer’s or Portfolio Fund’s ability to operate a business is subject to a concession or lease from the government, the concession or lease may restrict its ability to operate the business in a way that maximizes cash flows and profitability. The impact of these requirements on an issuer or Portfolio Fund, and therefore on the Fund, may be complicated by the fact that Portfolio Funds may operate in multiple jurisdictions.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investment and on the Fund’s ability to meet its investment objective.

There are certain operating and technical risks related to the Fund’s investments in infrastructure. Infrastructure investments may be subject to operating and technical risks, including but not limited to risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated. An operating failure may lead to loss of a license, concession or contract on which an investment may depend.

The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in acquired Infrastructure Assets may adversely affect the financial returns of the Fund.

There are certain risks related to the Fund’s investments that are governed by government contracts. To the extent that the Fund gains exposure to Infrastructure Assets that are governed by concession agreements with governmental authorities (i.e., agreements between a government, whether at the national, state, local, district or other level, and a private company in which the company is granted rights to operate, maintain, or develop specific assets for an agreed-upon period in exchange for fees), there is a risk that these authorities may not be able to or may choose not to honor their obligations under such agreement, especially over the long term.

Government leases or concessions may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation. In addition, government counterparties also may have the discretion to change or increase regulation of an issuer’s or Portfolio Fund’s operations, or implement laws or regulations affecting such issuer’s or fund’s operations, separate from any contractual rights they may have. Governments have considerable discretion in implementing regulations that could impact Infrastructure Assets, and because infrastructure businesses provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments.

There are certain risks related to capital expenditures. There is a risk that unforeseen factors may require capital expenditures in excess of forecasts and a risk that new or additional regulatory requirements, safety requirements or issues related to asset quality and integrity may result in the need for additional capital expenditure for refurbishment, reinforcement or replacement of Infrastructure Assets.

There is a risk that revenue generated by infrastructure and infrastructure-related assets may be impacted by demand or number of users. The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Any reduction in demand and/or the number of users may negatively impact the profitability of the infrastructure investment. Demand for Infrastructure Assets may be subject to seasonal variations leading to increased or reduced revenues and profitability at various times during the year, which could affect the short-term returns to the Fund.

Infrastructure Assets are expected to be generally illiquid. Although infrastructure investments may generate some current income, they are expected to be generally illiquid. In addition, public sentiment and political pressures may affect the ability of the Fund to sell one or more of its infrastructure investments. As a result, it may be difficult from time to time for such fund to realize, sell or dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized. Although some infrastructure investments may generate operating income, the full return of capital and the realization of gains, if any, will generally occur only upon the partial or complete disposal of such an investment. Additionally, income from some infrastructure investments will not be realized until a number of years after they are made.

The Fund may hold, or have exposure to, securities or other instruments issued in conjunction with the financing of and infrastructure investment. Such securities and instruments are generally not publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Considerable delay in resale could be encountered in either case and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unlisted securities or instruments, and at times might make disposition of such securities and instruments impossible.

There are risks of litigation associated with Infrastructure Assets. Infrastructure Assets are often governed by a complex series of legal documents and contracts. As a result, the risks of a dispute over interpretation or enforceability of the documentation and consequent costs and delays may be higher than for other investments. In addition, a Portfolio Fund may be subject to claims by third parties (either public or private), including but not limited to environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third party losses related to disruption of the provision of infrastructure services by an infrastructure provider. Further, it is not uncommon for Infrastructure Assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the infrastructure investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the Fund.

There are certain risks related to project finance. Some infrastructure investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors, usually without recourse to a project sponsor. Such risk can include many, if not all of the risks discussed in this “Risks” section. An issuer or Portfolio Fund may also invest in some projects and facilities at an early stage of development. These projects involve additional uncertainties, including but not limited to the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.

There are certain risks related to follow-on investments. An infrastructure investor may be called upon to provide additional funding for an infrastructure investment or have the opportunity to increase such an investment. There can be no assurance that an issuer or Portfolio Fund in which the Fund invests will wish to make follow-on investments or that it will have sufficient funds to do so. Similarly, co-investors may decline to fund their pro rata share of any such follow-on investments. Any decision by an issuer or Portfolio Fund or a co-investor not to make a follow-on investment or their inability to make them may have a substantial negative impact on such an infrastructure investment in need of further investment or may diminish the issuer or Portfolio Fund’s ability to influence the investments future development.

There are certain risks associated with the Fund’s investments in natural resources/energy sector.

The Fund’s investments in real assets in the natural resources and energy sector may be affected by numerous factors, including but not limited to events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes, and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.

There are certain risks associated with the Fund’s investments in natural capital.

The Fund’s investments in natural capital are subject to the risk that their value may fluctuate widely in response to the level and volatility of commodity prices, exchange rates, import controls, domestic and global competition, environmental regulation and liability for environmental damage, mandated expenditures for safety or pollution control, the success of exploration projects, depletion of resources, tax policies, and other governmental regulation. Investments in natural capital can be significantly affected by changes in the supply of or demand for natural resources. The value of natural capital may be adversely affected by a change in inflation, events occurring in nature and political events.

There are certain risks associated with changes in interest rates.

The Fund is subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short-term rate, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The Fund is subject to inflation risk.

Inflation may adversely affect the business, results of operations and financial condition of the portfolio companies to which Portfolio Funds may lend.

Inflationary pressures have increased the costs of labor, energy and raw materials, have adversely affected consumer spending and economic growth, and may adversely affect portfolio companies’ operations. If portfolio companies are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any projected future decreases in portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce the Fund’s net asset value.

While the U.S. and other developed economies have experienced higher-than-normal inflation rates, it remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation may affect the

Fund’s investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments the Fund or entities related to portfolio investments may have issued could increase. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which may be critical to the operation of certain portfolio companies. Some of the Fund’s investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.

Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on the Fund’s returns.

Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent the Fund or a Portfolio Fund borrows money to finance its investments, the Fund’s or the Portfolio Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s or a Portfolio Fund’s financial condition and results of operations.

In addition, a decline in the prices of the debt the Fund owns could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Fund invests to service debt, which could materially impact the Fund, thus impacting the Fund.

There are certain regulatory risks associated with Portfolio Funds.

The regulatory environment for Portfolio Funds (and for registered investment companies investing in Portfolio Funds) is complex and evolving. Changes in the regulation or taxation of private funds are impossible to predict and may adversely affect the value of the Real Asset Investments, and the ability of the Fund to execute its investment strategy. There is no guarantee that the SEC will not require the Fund’s Shareholders to meet additional eligibility criteria in the future.

Legal, tax and regulatory changes may materially adversely affect the Fund.

Legal, tax and regulatory changes at the federal, state and local levels could occur that may materially adversely affect the Fund. For example, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns.

U.S. presidential administrations may seek to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or a presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Each prospective investor should also be aware that developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the Shareholders. In the event of any such change in law, each Shareholder is urged to consult its own tax advisers.

There are certain risks associated with the uncertainty of sources and quantity of funding.

Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Advisory Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objective, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

There are certain risks associated with taking control positions.

The Portfolio Funds may take control positions in portfolio companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses

There may be contingent liabilities on disposition of investments.

In connection with the disposition of an investment, the Fund may be required to make representations about the investment. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Fund may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

There are certain risks associated with capital calls.

The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a Portfolio Fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund defaults on its commitment to a Portfolio Fund or fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Real Asset Investments (including the complete forfeiture of the Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

There are certain risks related to lack of control over private investment funds and other portfolio investments.

Once the Fund has invested in a private investment fund or other similar investment vehicle, the Adviser generally will have no control over the investment decisions made by such investment fund. The Adviser may be constrained by the withdrawal limitations imposed by private investment funds, which may restrict the Fund’s ability to terminate investments in private investment funds that are performing poorly or have otherwise had adverse changes. The Adviser will be dependent on information provided by the private investment funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and/or the Fund’s ability to calculate its net asset value accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any investment fund and will not have the ability to exercise any rights attributable to an investor in any such investment fund related to their investment.

There are certain risks related to preferred securities.

The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including but not limited to credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Portfolio companies may have a limited or no operating history.

Certain portfolio investments made by the Fund may include real estate or infrastructure assets, projects, or operating platforms with limited or no operating history. These may include ground-up developments, assets in lease-up or repositioning phases, recently acquired or consolidated asset portfolios, or new operating companies in the real asset sector. Such investments may face uncertainties related to construction or development execution, permitting or entitlement approvals, market demand forecasting, tenant or user acquisition, cost overruns, and delays in achieving stabilization. In these cases, there may be limited historical performance data available to assess future cash flow potential, asset-level profitability, or the sponsor’s ability to deliver projected returns. As a result, the Fund’s investments in such assets may be subject to increased risk, including but not limited to greater sensitivity to adverse market conditions, sponsor underperformance, or regulatory or community opposition.

Portfolio companies in which the Fund invests may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. A portfolio company’s financial results will be affected by many factors, including but not limited to (i) the ability to successfully identify a market or markets in which there is a need for its products; (ii) the ability to successfully negotiate strategic alliances, licensing and other relationships for product development, marketing, distribution and sales; (iii) the progress of research and development programs with respect to the development of additional products and enhancements to existing products; (iv) the ability to protect proprietary rights; and (v) competing technological and market developments, particularly companies that have substantially greater resources.

There can be no assurance that the portfolio companies will ever achieve significant commercial revenues or profitability.

There is no assurance of additional capital for investments.

Even if a portfolio company in which the Fund invests is successful generating revenues and expanding its service offerings, it may require additional financing to continue product and service development, testing and, ultimately, marketing and other operational activities. Moreover, its cash requirements may vary materially due to service development results, service testing results, changing relationships with strategic partners, changes in the focus and direction of its research and development programs, competitive and technological advances of competitors, and other factors. Additional financing may not be available when needed or on acceptable terms. If additional financing is not available, the portfolio company may need to delay, scale back or eliminate certain of its product development, marketing or other activities, or even be forced to cease operations and liquidate.

There are certain risks associated with securities activities.

The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Adviser attempts to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

There are certain risks related to large shareholder transactions.

Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those Shareholders may purchase or redeem a large amount of shares of the Fund. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large Shareholder activity could also generate increased transaction costs and cause adverse tax consequences. While the Fund’s structure as an interval fund would limit the impact of significant shareholder repurchase requests, shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic repurchase offers are oversubscribed.

There are certain RIC-related risks of investment generating non-cash taxable income.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

There is competition for access to Real Asset Investment opportunities.

There can be no assurance that the Adviser or Sub-Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that they identify for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser or Sub-Adviser would desire.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser, Sub-Adviser and their affiliates; however, unregistered funds also managed by the Adviser and Sub-Adviser are not prohibited from the same transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the Fund. The 1940 Act prohibits the Adviser and Sub-Adviser from causing the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with an exemptive order the Adviser, the Fund and certain funds advised by the Adviser have received from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain funds advised by the Adviser, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

Risks Associated with Certain Investment Structures

The Fund is subject to the risks of its Portfolio Funds.

The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Portfolio Funds in which the Fund invests may have only limited operating histories. Although the Adviser seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful. This is often referred to as the J-curve.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund Managers, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. A Portfolio Fund Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Portfolio Fund Manager’s compensation. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund Manager and monitors the performance information provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares.

A Portfolio Fund Manager’s information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Adviser may determine to discount the value of the interests or value them at zero. Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s or the Adviser’s judgments regarding valuations should prove incorrect.

No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

The Fund pays asset-based fees, and, in most cases, is subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by the Fund to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative.

Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a Shareholder in the Fund may be subject to higher operating expenses than if the Shareholder invested in the Portfolio Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds, the returns to a Shareholder in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Fees and expenses of the Fund and the Portfolio Funds are generally paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable, particularly as a secondary investment, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Portfolio Funds.

There is a risk that the Fund may be precluded from acquiring an interest in certain Portfolio Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. The Adviser also may refrain from including a Portfolio Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to a Portfolio Fund or as part of a Co-Investment. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Funds or Co-Investments than other clients of the Adviser.

If the Fund fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Portfolio Funds or otherwise impair the value of the Fund’s investments.

The governing documents of a Portfolio Fund generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Portfolio Fund prior to the end of its stated term. Early termination of a Portfolio Fund in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Although the Fund will be an investor in a Portfolio Fund, Shareholders will not themselves be equity holders of that Portfolio Fund and will not be entitled to enforce any rights directly against the Portfolio Fund or the Portfolio Fund Manager or assert claims directly against any Portfolio Funds, the Portfolio Fund Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Portfolio Funds that may be available to the Fund as an investor in the Portfolio Funds. In addition, Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by 1940 Act. Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Portfolio Fund Managers, does not have the benefit of certain of the protections afforded by the Advisers Act.

Commitments to Portfolio Funds generally are not immediately invested. Instead, committed amounts are drawn down by Portfolio Funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Portfolio Fund’s drawdowns. During this period, investments made early in a Portfolio Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Portfolio Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Portfolio Fund. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Portfolio Funds. This may result in the Fund making commitments to Portfolio Funds in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Portfolio Fund will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Portfolio Funds.

The Fund is subject to the risks associated with its Portfolio Funds’ underlying investments.

The investments made by the Portfolio Funds entail a high degree of risk and in most cases are highly illiquid and difficult to value. As a general matter, companies in which the Portfolio Fund invests or lends to may face intense competition, including but not limited to competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

A Portfolio Fund Manager may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund Manager may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Portfolio Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

The valuations of Portfolio Funds in which the Fund invests may be based on imperfect information and are subject to inherent uncertainties.

There is no established market for many of the Real Asset Investments made by the Fund, including Secondary Investments, or for the privately-held portfolio companies of Portfolio Fund Managers, and there are not likely to be any comparable companies for which public market valuations exist. In addition, under limited circumstances, the Adviser may not have access to all material information relevant to a Portfolio Fund Manager’s valuation analysis. For example, Portfolio Fund Managers generally are not obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuations may not be indicative of current or ultimate realizable values. As a result, the valuation of Portfolio Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties. The Fund’s carrying value of a Primary Investment or Secondary Investment in a Portfolio Fund or Co-Investment therefore may not accurately reflect the amount the Fund could realize upon disposition of the asset and, in the case of a Secondary Investment, is not expected to reflect the Fund’s cost to purchase the asset if it is acquired at a discount to the net asset value reported by the Portfolio Fund or its Portfolio Fund Manager. There are no guarantees or assurances regarding the valuation methodology employed or the adequacy of systems utilized by any Fund Manager.

Additionally, there is no assurance regarding the accuracy of valuations provided by the Portfolio Fund Managers, their compliance with internal policies or procedures for record-keeping and valuation, or the effectiveness of their policies, procedures, and systems. Consequently, it is possible that a Portfolio Fund Manager’s valuation of securities may not align with the ultimate realized amount upon the disposition of such securities. The information provided by a Portfolio Fund Manager may be subject to inaccuracy due to fraudulent activity, misvaluation, or inadvertent errors. It is important to note that the Fund may not identify these valuation errors for a significant period of time, if at all.

The Fund may have limited Secondary Investment opportunities.

The Fund may make Secondary Investments in Portfolio Funds by acquiring interests in the Portfolio Funds from existing investors in such Portfolio Funds (and not from the issuers of such investments). In such instances, as the Fund will not be acquiring such interests directly from the Portfolio Fund, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of Secondary Investment opportunities that will be presented to the Fund.

In addition, valuation of Secondary Investments in Portfolio Funds may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Portfolio Funds may own securities. Moreover, the purchase price of Secondary Investments in such Portfolio Funds generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund. The acquisition of Secondary Investments generally requires the consent of the Portfolio Fund Manager of such Secondary Investment, and there can be no assurance that the Fund will be able to obtain such consent. When the Fund acquires Secondary Investments, it is expected that the Fund will not have had the opportunity to negotiate the terms of the investment or other special rights or privileges, and the Fund may acquire an interest in a Secondary Investment that contains terms that are disadvantageous for legal, tax, regulatory, or other reasons.

There is significant competition for Secondary Investments. Many institutional investors, including fund-of-funds entities, as well as existing investors of Portfolio Funds may seek to purchase Secondary Investments of the same Portfolio Fund which the Fund may also seek to purchase. In addition, some Portfolio Fund Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Portfolio Fund Managers also may be partial to Secondary Investments being purchased by existing investors of their Portfolio Funds. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.

At times, the Fund may have the opportunity to acquire a portfolio of Portfolio Fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Portfolio Fund interests may be less attractive than others, and certain of the Portfolio Fund Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those Secondary Investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

In the cases where the Fund acquires an interest in a Portfolio Fund through a Secondary Investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Portfolio Fund and, subsequently, that Portfolio Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Portfolio Fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid, there can be no assurance that the Fund would prevail on such claim.

In-kind distributions from Portfolio Funds or Co-Investments may be held for an indefinite period.

The Fund may receive in-kind distributions of securities from Portfolio Funds or Co-Investments. There can be no assurance that securities distributed in kind by Portfolio Funds or Co-Investments to the Fund will be readily marketable or saleable. The Fund may be required to, or the Adviser, in its sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Adviser and Sub-Adviser. The Fund may incur additional expenses in connection with any disposition of such securities.

There are additional risks associated with Co-Investments.

There can be no assurance that the Fund will be given Co-Investment opportunities, or that any specific Co-Investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s or Sub-Adviser’s judgment. Many entities compete with the Fund in pursuing Co-Investments. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive Co-Investment opportunities from time to time. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Fund wishes to allocate assets may not be available at any given time.

In addition, the Fund’s ability to dispose of Co-Investments may be more limited than the Fund’s ability to dispose of Secondary Investments or Primary Investments, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Fund may incur additional legal and transaction costs in connection therewith.

The Fund may be subject to risks related to its Co-Investments alongside other parties.

Co-Investing alongside one or more other parties in an investment (i.e., as a co-investor) involves risks that may not be present in investments made by lead or sponsoring Real Asset Investments investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead Real Asset Investments investors that generally have a greater degree of control over such investments.

In addition, in order to take advantage of Co-Investment opportunities as a co-investor, the Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a partnership that is controlled by the general partner or manager of the real assets fund offering the Co-Investment, on a co-investor basis, to the Fund. In this event, the Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Fund’s investment in it. The Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

There are certain risks associated with publicly traded Real Asset Investments.

Publicly traded Real Asset Investment vehicles are typically regulated entities listed on public stock exchanges that provide exposure to private real estate, infrastructure, or other Real Asset Investments. These vehicles may take the form of REITs, listed infrastructure funds, publicly traded partnerships, BDCs, corporations, or other investment structures. They may engage directly in real asset ownership or development, or indirectly through investments in private funds or through fee-based business models that generate revenue by managing private real asset portfolios. In some cases, these investments may also involve publicly listed companies engaging in privately negotiated transactions or strategic acquisitions in the real asset space.

Publicly traded real asset vehicles comprise a relatively small segment of the public equity markets and are typically covered by a limited number of research analysts and active investors. As a result, public information regarding their operations and underlying assets may be limited, and their market prices may deviate meaningfully from their net asset value, creating potential inefficiencies. While these securities are generally liquid and traded daily, their valuations may be more volatile due to broader equity market sentiment or macroeconomic conditions unrelated to the performance of the underlying real assets. Nonetheless, publicly traded real asset securities may offer the Fund enhanced liquidity and flexibility relative to traditional private investments, enabling more efficient capital deployment and portfolio rebalancing.

There are certain risks associated with non-traded/private REITs.

The Fund may invest in non-traded and private REITs, which are pooled investment vehicles that own, operate, or finance income-producing real estate assets. Non-traded REITs are typically structured as perpetual-life or finite-life companies that are not listed on national securities exchanges and, as such, are illiquid and do not provide daily pricing transparency. These vehicles may focus on specific sectors such as industrial, multifamily, office, retail, healthcare, or data centers, and may invest in stabilized or development-stage properties.

Investments in non-traded or private REITs involve risks similar to those associated with direct investments in private real estate funds or properties, including but not limited to property market risk, tenant and leasing risk, development and construction risk, financing risk, and interest rate sensitivity. In addition, non-traded REITs may be subject to valuation uncertainty due to the absence of an active secondary market, reliance on periodic third-party appraisals, and limited public disclosure. Redemption mechanisms for non-traded REITs are typically limited, periodic, and subject to caps, meaning the Fund may not be able to exit its investment in a timely manner or at a desired price.

Non-traded REITs often use leverage to enhance returns, which may increase the risk of loss and magnify the impact of market downturns. These REITs also incur management fees, distribution fees, and organizational and offering costs, which may reduce the net return to investors. Like all REITs, non-traded and private REITs must comply with various tax and regulatory requirements, including distributing at least 90% of taxable income to maintain REIT status. Changes in tax law, interest rate environments, or real estate regulations may adversely affect performance. The Fund’s investments in non-traded REITs may be subject to increased risk if the REIT focuses on a particular property type or geographic region.

There are risks associated with ETFs and other exchange-traded investment vehicles. The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

There are certain risks associated with investments in BDCs.

The Fund may invest in private BDCs and publicly traded BDCs. A BDC is a type of closed-end fund regulated under the 1940 Act. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and that the BDC complies with the applicable requirements of Subchapter M of Subtitle A, Chapter 1 of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.

There are certain risks associated with investments in other investment companies, including affiliated investment companies.

As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, the Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of registered investment companies, including mutual funds, REITs, BDCs, closed-end funds, ETFs and other registered and private investment funds. The Fund may invest in other closed-end funds that are also managed by The Adviser. With respect to the Fund’s investments in such funds The Adviser has agreed to reimburse the Fund in the amount of the management fee that would otherwise be charged to the Fund for those investments although the Fund will still pay non-management fees on its investment in the affiliated fund.

Rule 12d1-4 under the 1940 Act permits certain types of fund of fund arrangements without reliance on an exemptive order or no-action letters, but also imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

The Adviser may be subject to potential conflicts of interest with respect to Fund investments in affiliated investment companies. Due to its own financial interest or other business considerations, the Adviser may have an incentive to choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties instead of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. The Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Portfolio Funds.

There are certain risks associated with investments in private equity investments.

Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also invest directly in an operating company as a lead investor or syndicate partner to an asset manager. The investments held by Portfolio Funds and Primary Investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s, the Adviser’s and/or the Sub-Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in their respective businesses. There can be no assurances that the Fund, the Adviser or the Sub-Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

There are certain risks associated with investments in equity securities.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

There are certain risks associated with investments in debt securities. One of the fundamental risks associated with investments in debt and debt-related securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

There are certain risks associated with investments in defaulted debt securities and other securities of distressed companies. The Fund’s investments may include low grade or unrated debt securities (“high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

General Risks of Investing in the Fund

The Fund, the Portfolio Funds and Co-Investments are subject to general investment risks.

There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

The Fund, the Portfolio Funds and Co-Investments are subject to risks associated with market and economic downturns and movements.

Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make new investments.

The Fund, the Portfolio Funds and Co-Investments are subject to risks associated with financial market developments.

Volatile conditions in the capital markets may cause limitations on the ability of companies in which the Portfolio Funds will invest to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund or Portfolio Funds.

Changes in interest rates may adversely affect the investments held by the Fund. Changes in the general level of interest rates can affect the value of the Fund’s investments. Interest rates are highly sensitive to many factors, including governmental, monetary and tax policies, domestic and international economic and political considerations, fiscal deficits, trade surpluses or deficits, regulatory requirements and other factors beyond the control of the Fund and the companies in which the Portfolio Funds invest. Although it is expected that the Fund’s borrowings, if any, will be short-term in nature, the companies in which the Portfolio Funds invest may finance a significant portion of their activities with both fixed and floating rate debt. By financing the acquisition and development of an investment with floating rate debt, such companies and Portfolio Funds, and indirectly the Fund, will bear the risk that in the event of rising interest rates and a lack of concomitant growth in income, or any increase in underwriting standards that might limit the availability of credit, it could become difficult for such companies and Portfolio Funds to obtain refinancing. Any rise in interest rates may also significantly increase the interest expense of the companies in which the Fund and Portfolio Funds invest, causing losses and/or the inability to service debt levels. If a company in which Portfolio Funds invest cannot generate adequate cash flow to meet debt obligations, the Fund may suffer a partial or total loss of capital invested in the Portfolio Funds. Given current market conditions following a historically low interest rate environment, risks associated with rising interest rates are heightened.

In addition, there is potential for new governmental initiatives, including regulations regarding lending and funding practices, liquidity standards and hedging transactions. Moreover, bank regulatory agencies are expected to be very aggressive in responding to concerns and trends identified in examinations and/or in the marketplace generally, including the expected issuance of formal enforcement orders. Negative developments in the financial industry and the impact of new legislation in response to those developments could restrict the Fund’s business operations and adversely impact the Fund’s results of operations and financial condition.

Furthermore, the current U.S. political environment is volatile and has increased uncertainty regarding future political, legislative, regulatory or administrative changes that may impact the Adviser, the Fund or its investors or the Fund’s investments. Any such changes could impact the laws and regulations applicable to the Adviser, the Fund or the Fund’s investments. Significant uncertainty remains in the market regarding the consequences of the current U.S. political environment, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Uncertainty regarding the consequences of the current U.S. political environment may have an adverse effect or may cause volatility in the U.S. or global economies and currency and financial markets in the short or long term, as well as the values of the Fund’s investments and the Fund’s ability to execute its investment strategy or the financial prospects of its investments. While certain of such changes could beneficially impact the Fund or certain investments, other changes could adversely impact the Adviser, the Fund or its investors or the Fund’s investments.

The Fund is subject to conflicts of interest.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser, Sub-Adviser and/or their affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser, Sub-Adviser and/or their affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser, Sub-Adviser and/or their affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser or Sub-Adviser on behalf of the Fund. In addition, affiliates of the Adviser and Sub-Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates and may result in the Fund forgoing certain investments that it would otherwise make. Furthermore, from time to time, the investment activities of the Fund will be restricted because of regulatory requirements applicable to the Adviser and Sub-Adviser (or their affiliates) or their internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser or Sub-Adviser could preclude the Fund from purchasing particular securities or financial instruments (or limit the amount the Fund may invest), even if such securities or financial instruments would otherwise meet the Fund’s objectives. For example, the Fund’s ability to participate in Real Asset Investments may be limited or precluded due to internal restrictions in place at the Adviser or Sub-Adviser designed to avoid affiliation under the 1940 Act between the Fund and/or the Adviser, Sub-Adviser and their affiliates and an issuer. These same restrictions may not apply to other accounts or pooled investment vehicles managed by the Adviser or Sub-Adviser that are not subject to the 1940 Act. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. The Adviser or Sub-Adviser may also acquire material non-public information which would negatively affect the Adviser or Sub-Adviser’s ability to transact in securities for the Fund. See “Potential Conflicts of Interest” below.

The Board may change the Fund’s investment objective and certain strategies without Shareholder approval.

The Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

The Fund is actively managed and subject to management risk.

The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skills in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Real Asset Investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Portfolio Funds, Co-Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

The Fund’s performance depends on the Adviser, the Sub-Adviser and key personnel.

The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals of the Adviser, the Sub-Adviser and the investment team each currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. The Adviser and the Sub-Adviser will each evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory and Management Agreement and the Sub-Advisory Agreement, respectively. The Fund’s future success will depend to a significant extent on the continued service and coordination of each of the Adviser’s and the Sub-Adviser’s senior investment professionals. The departure of any of the Adviser’s or the Sub-Adviser’s key personnel, including the portfolio managers, or of a significant number of the investment professionals of the Adviser, the Sub-Adviser or of the respective investment team, could have a material adverse effect on the Fund’s business, financial condition or results of operations. Under the terms of the Investment Advisory and Management Agreement, the Adviser may also enter into one or more sub-advisory agreements with other investment advisers pursuant to which the Adviser may obtain sub-advisory services from such other investment advisers to assist the Adviser in fulfilling its responsibilities. The Fund can offer no assurance that the investment professionals, resources, relationships and expertise of JPMorgan Chase & Co. (“JPMorgan Chase”) or GCM will be available for every transaction. In addition, the Fund cannot assure Shareholders that the Adviser and the Sub-Adviser will remain the Fund’s investment adviser and sub-adviser, respectively. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

There are risks associated with having a Sub-Adviser and the Fund’s performance depends on the Sub-Adviser’s performance with respect to the portion of the Fund’s assets it manages.

The Sub-Adviser has complete discretion to select investments as opportunities arise within the Sub-Adviser Assets. The Fund and, accordingly, Shareholders, must rely upon the ability of the Sub-Adviser to identify and implement Fund investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Sub-Adviser in respect of Fund investments. The Sub-Adviser has the authority and responsibility for asset allocation, the selection of Fund investments and all other investment decisions for the Sub-Adviser Assets. The success of the Fund depends upon the ability of the Sub-Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or Fund investments, or the terms of any such investments. There can be no assurance that the Sub-Adviser will be able to select or implement successful strategies or achieve its investment objective.

The Sub-Adviser may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Adviser. Subject to the overall supervision of the Fund’s investment program by the Adviser, the Sub-Adviser is responsible, with respect to the Sub-Adviser Assets, for compliance with the Fund’s investment strategies and applicable law.

The Fund’s strategy may involve investments in “undervalued” assets.

The Fund’s investment strategy may be based, in part, upon the premise that certain potential investments may be available for purchase by the Fund at what the Adviser believes are “undervalued” prices. Secondary Investments acquired at a discount will be marked up to the most recent NAV reported by the applicable Portfolio Fund Manager when the Fund next determines its daily NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the Portfolio Fund Manager and the negotiated purchase price. Conversely, a Secondary Investment sold at a discount will result in a decrease in the Fund’s NAV and performance by the difference between the value of the Secondary Investment as reflected in the books and records of the Fund and the negotiated sale price. However, purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund, and such investments may be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve.

The Adviser’s and Sub-Adviser’s’ due diligence process may entail evaluation of important and complex issues and may require outside consultants.

The Adviser’s and Sub-Adviser’s due diligence process may not reveal all facts that may be relevant in connection with an investment made by the Fund. In some cases, only limited information is available about a Portfolio Fund or Co-Investment opportunity in which the Adviser and Sub-Adviser are considering an investment. There can be no assurance that the due diligence investigations undertaken by the Adviser and Sub-Adviser will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating a particular investment opportunity, or that the Adviser’s and Sub-Adviser’s due diligence will result in an investment being successful. In the event of fraud by any Portfolio Fund or Co-Investment vehicle or any of its general partners, managers or affiliates, the Fund may suffer a partial or total loss of capital invested in that investment. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. An additional concern is the possibility of material misrepresentation or omission on the part of the investment or the seller. Such inaccuracy or incompleteness may adversely affect the value of that investment. The Fund will rely upon the accuracy and completeness of representations made by Portfolio Funds or Co-Investment vehicles and/or their current or former owners in the due diligence process to the extent the Fund deems reasonable when it makes its investments, but cannot guarantee such accuracy or completeness.

Investments in the Fund will be primarily Illiquid.

The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Fund’s Real Asset Investments will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

The Fund has limited operating history.

The Fund is a newly organized, non-diversified, closed-end management investment company with limited operating history. While members of the Adviser who are active in managing the Fund’s investments have substantial experience in Real Asset Investments, the Fund was recently formed and has limited operating history and investments.

There are risks associated with repurchase offers.

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct semi-annual repurchase offers of the Fund’s outstanding Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct semi-annual repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases may be funded from available cash, borrowings, purchase proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Shareholders will be subject to the risk of NAV fluctuations during that period. In accordance with applicable law, there is no repurchase offer queue, meaning that Shares that are not repurchased when a repurchase offer is oversubscribed have no priority in the next repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular semi-annual period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, as well as during any delay between the Repurchase Request Deadline and the Repurchase Pricing Date (to the extent there is a delay). The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. A Shareholder may be subject to market, foreign currency and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

There are risks associated with senior secured loans.

When a Portfolio Fund makes a unitranche loan or standalone first or second lien loan to a portfolio company, the Portfolio Fund generally takes a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which the Portfolio Fund expects to help mitigate the risk that the Portfolio Fund will not be repaid. However, there is a risk that the collateral securing the Portfolio Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that a Portfolio Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Portfolio Fund will be able to collect on the loan should it be forced to enforce its remedies.

The Fund will have access to confidential information.

The Fund will likely have access to or acquire confidential information relating to its investments. The Fund will likely limit the information reported to its investors with respect to such investments.

Shares are not freely transferable.

Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board or its delegate, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

The Fund is classified as non-diversified for purposes of the 1940 Act.

The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

The Fund’s investments may be difficult to value.

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s portfolio investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. The accounting, auditing and financial reporting standards and practices applicable to foreign companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

A substantial portion of the Fund’s assets are expected to consist of Portfolio Funds, Co-Investments and other Real Asset Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Adviser, as valuation designee pursuant to Rule 2a-5 under the 1940 Act, at fair value based on input from the sponsor or general partner of such investment as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated. In some instances, returns on Secondary Investments will be higher than returns on Primary Investments as a result of such Secondary Investments being purchased at a discount, and then revalued based on the practical expedient next reported for such Secondary Investment.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in Real Asset Investments for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its net asset value and the net asset value per Share, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include: changes in regulatory policies or tax guidelines; changes in earnings or variations in operating results; changes in the value of the Fund’s investments; changes in accounting guidelines governing valuation of the Fund’s investments; any shortfall in revenue or net income or any increase in losses from levels expected by investors; departure of the Adviser or certain of its respective key personnel; and general economic trends and other external factors.

In addition, the overall performance of the Fund may also be affected by situations where, in order to make investments considered desirable, the Fund is required to make other investments considered less desirable or for which the Adviser is less comfortable with the estimated valuations.

The Fund’s NAV is a critical component in several operational matters including computation of the Advisory Fee, the Distribution Fee and the Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. It is expected that the Fund will accept purchases of Shares on any day the NYSE is open for business. The number of Shares a Shareholder will receive will be based on the NAV per share next determined following receipt of a purchase order in good order by the Fund, see “Purchasing Shares.”

The Adviser generally expects to receive information for the Fund’s Real Asset Investments, including Portfolio Funds and Co-Investments, on which it will base the Fund’s net asset value only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, the Fund’s net asset value for periods other than calendar quarter end will likely be based on information from the prior quarter. The Fund may need to liquidate certain investments, including its Real Asset Investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a purchase could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of the Fund’s investments after a purchase could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its net asset value, see “Net Asset Valuation.”

The Fund cannot guarantee the amount or frequency of distributions.

The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Co-Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Additional purchases will dilute the voting interest of existing Shareholders.

The Fund intends to accept additional purchases for Shares, and such purchases will dilute the voting interest of existing Shareholders in the Fund. Additional purchases will also dilute the indirect interests of existing Shareholders in the Fund investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund investments underperform the prior investments.

The Fund and certain service providers may have access to Shareholders’ personal information.

The Adviser, the Sub-Adviser, the auditors, the custodian and the other service providers to the Fund may receive and have access to personal data relating to Shareholders and arising from a Shareholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser, the Sub-Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

The Adviser, Sub-Adviser and their respective affiliates manage funds and accounts with similar strategies and objectives to the Fund.

The Adviser, Sub-Adviser and their respective affiliates are investment advisers to various clients for whom they make Real Asset Investments of the same type as the Fund. The Adviser, Sub-Adviser and their respective affiliates also may agree to act as investment adviser to additional clients that make Real Asset Investments of the same type as the Fund. In addition, the Adviser, Sub-Adviser and their respective investment teams will be permitted to organize other pooled investment vehicles with principal investment objectives different from those of the Fund. It is possible that a particular investment opportunity would be a suitable investment for the Fund and such clients or pooled investment vehicles. Such investments will be allocated in accordance with the allocation policies and procedures of the relevant Adviser’s investment team. See “Potential Conflicts of Interest” below.

The Fund may be subject to leverage risk.

The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Leveraging is a speculative technique that may expose the Fund to greater risk and increased costs. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for Shareholders, including:

•	the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

Other Investment Risks

The Fund’s Liquid Investments are expected to yield lower returns than the Fund’s other investments, which may lower the Fund’s performance.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in a portfolio of short-term debt securities, unaffiliated and affiliated money market funds, affiliated mutual funds, cash and/or cash equivalents (“Liquid Investments”). The Fund’s use of the Liquid Investments is intended to (i) preserve principal, (ii) provide liquidity for capital to be eventually deployed by the Fund, and (iii) generate current income by investing in a portfolio of high-quality, short-term instruments. Further, Liquid Investments that provide the most immediate liquidity (e.g., money market securities or cash and/or cash equivalents) are expected to yield lower returns than other Liquid Investments (e.g., investment grade or below investment grade fixed-income securities), and to the extent a large portion of the Fund’s Liquid Investments is comprised of such assets (whether in order to fund repurchase obligations or to meet immediate liquidity needs or otherwise), the Fund’s yield is expected to be lower than the yield it could have obtained with less exposure to Liquid Investments. These positions may also subject the Fund to additional risks and costs.

In addition, the Fund and the Portfolio Funds may maintain substantially all of their respective cash and cash equivalents in accounts with major U.S. and multi-national financial institutions, and their respective deposits at certain of these institutions may exceed insured limits, where applicable. Volatility in the banking system may impact the viability of such banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund or a Portfolio Fund maintains its respective cash and cash equivalents, there can be no assurance that the Fund or such Portfolio Fund would be able to access uninsured funds in a timely manner or at all. Any inability to access, or delay in accessing, these funds could adversely affect the business and financial position of the Fund and the Portfolio Fund.

The Fund may make non-U.S. Investments, which are subject to additional risks.

The Fund, either directly through Co-Investments or indirectly through Portfolio Funds, may lend in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund or client portfolio), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s portfolio investments.

Additional risks of non-U.S. investments include but are not limited to: (a) economic dislocations in the host country; (b) less publicly available information; (c) less well-developed regulatory institutions; (d) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction, (e) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation, and (e) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities. Moreover, non-U.S. portfolio investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those that apply to U.S. portfolio investments and companies. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

The Fund may be subject to risks related to changes in foreign currency exchange rates.

Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Other Risks

The Fund is subject to limitations under the Volcker Rule.

Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the Adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the Adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

The Fund may be deemed to be controlled by a Bank Holding Company under the Bank Holding Company Act.

The Fund’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company. JPMorgan Chase is a bank holding company (“BHC”) under the Bank Holding Company Act (“BHCA”) and is therefore subject to supervision and regulation by the Federal Reserve. In addition, JPMorgan Chase is a financial holding company (“FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. JPMorgan may be deemed to “control” the Fund within the meaning of the BHCA if, among other things, JPMorgan Chase owns more than a certain percentage of the Fund’s outstanding shares or a certain number of JPMorgan Chase employees serve on the Fund’s board. It is expected that JPMorgan Chase will be deemed to control the Fund for a certain period of time and therefore, the restrictions under the BHCA and related regulations will apply to the Fund as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guide-lines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict the Fund’s investments, transactions and operations and may restrict the transactions and relationships between the Adviser, JPMorgan Chase and their affiliates, on the one hand, and the Fund on the other hand. For example, the BHCA regulations applicable to JPMorgan Chase and the Fund may, among other things, restrict the Fund’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of the Fund’s investments and restrict the Fund’s and the Adviser’s ability to participate in the management and operations of the companies in which the Fund holds an equity investment. In addition, certain BHCA regulations may require aggregation of equity positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by JPMorgan Chase and its affiliates (including the Adviser) for client and proprietary accounts may need to be aggregated with positions held by the Fund. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, JPMorgan Chase may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require the Fund to limit and/or liquidate certain investments.

These restrictions may materially adversely affect the Fund by, among other things, affecting the Adviser’s ability to pursue certain strategies within the Fund’s investment program or trade in certain securities. In addition, JPMorgan Chase may cease in the future to qualify as an FHC, which may subject the Fund to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to JPMorgan Chase and the Fund, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on the Fund.

JPMorgan Chase may in the future, in its sole discretion and without notice to investors, engage in activities impacting the Fund and/or the Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, JPMorgan Chase, the Fund or Applicable JPM Accounts (as defined below). JPMorgan Chase may seek to accomplish this result by causing the Adviser to resign as the Fund’s investment adviser, voting for changes to the Board, causing JPMorgan Chase personnel to resign from the Board, reducing the amount of JPMorgan Chase’s investment in the Fund (if any), revoking the Fund’s right to use the JPMorgan Chase name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by the Fund may be unaffiliated with JPMorgan Chase.

The Board may make decisions on behalf of the Fund without Shareholder approval.

Shareholders have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Adviser, subject to oversight by the Board.

Recent market fluctuations and changes may adversely affect the Fund.

General fluctuations in the market prices of securities may affect the value of the Fund’s investments. Instability in the securities markets also may increase the risks inherent in the Fund’s investments. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

The Fund is subject to market disruptions and geopolitical risks.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the European Union (“EU”), continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns and other factors, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

China and the United States have each imposed tariffs on the other country’s products, and the United States has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. There remains much uncertainty as to whether the trade negotiations between the United States and China will be successful and how trade tensions between the United States and China will evolve. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Increased trade tensions could have a material adverse effect on the global economy, and the Fund and its portfolio investments could be materially and adversely affected.

Investments by the Fund, as well as by the Portfolio Funds in which the Fund invests, are materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, the availability and cost of credit, inflation rates, economic uncertainty, changes in laws, trade policies, commodity prices, tariffs, currency exchange rates and controls and national and international political circumstances (including wars and other forms of conflict, terrorist acts, and security operations) and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and pandemics could materially affect the Fund’s investments to the extent it materially affects global economies or global financial markets. The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. These factors are outside of the Fund’s control and may affect the level and volatility of securities prices and the liquidity and value of the Fund’s portfolio investments, and the Fund may not be able to successfully manage its exposure to these conditions, which may result in substantial losses to Shareholders.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of this military action, resulting sanctions and future local, regional or global market disruptions, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, could have a severe adverse effect on the region, including significant negative economic impacts. How long such military action and related events will last cannot be predicted.

The Fund is subject to risks related to artificial intelligence.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

The Fund is subject to risks associated with instability in the banking sector.

U.S. and global markets recently have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it directly or indirectly invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a purchase line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Global developments may negatively impact Asian economies.

Many countries in Asia are heavily dependent upon international trade, and the United States and Europe remain important export markets for many economies in the region. Consequently, countries in the region may be adversely impacted by economic and political developments in other parts of the world, particularly in the case of significant contractions and weakening in demand in primary export markets or enactment of trade barriers by key trading partners. The global financial crisis in 2009 caused significant dislocations, illiquidity and volatility in the wider global credit and financial markets, including markets in Asia. While the volatility of global financial markets has largely subsided, there are rising political tensions within the region and globally, leaders in the United States and several European nations have risen to power on protectionist economic policies, and there are growing doubts about the future of global free trade. There can be no certainty that economies in the region may not be impacted by future shocks to the global economy. Further, the U.S. presidential administration and certain members of the U.S. congress have previously expressed and continue to actively express support for renegotiating international trade agreements and imposing a “border tax adjustment.” In addition, both the United States and China are currently engaged in sometimes hostile negotiations regarding their intentional trade arrangements, and each side has engaged or threaten to engage in an escalation of domestic protective measures such as the imposition of tariffs. Commonly referred to as a “trade war”, the ongoing negotiations between the United States and China has led to significant uncertainty and volatility in the financial markets. The future of the relationship between the United States and China is uncertain, and the failure of those countries to resolve their current disputes could have materially adverse effects on the global economy. This, and/or future downturns in the global economy, significant introductions of barriers to trade or even bilateral trade frictions between the region’s major trading partners and the United States or countries representing key export markets in Europe could adversely affect the financial performance of an underlying fund’s investment and such underlying fund could lose invested capital from the affected investments.

The Fund is subject to cyber security risk.

As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its investors; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its investors; the inability of the Fund to transact business with its investors; delays or mistakes in the calculation of the financial data or other materials provided to investors; the inability to process transactions with investors or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents), financial intermediaries, entities in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its investors. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

There may be a trademark risk, as the Fund does not own the JPMorgan name.

The Fund does not own the JPMorgan name, but it is permitted to use it as part of its corporate name pursuant to the Investment Advisory and Management Agreement. Use of the name by other parties or the termination of the Investment Advisory and Management Agreement may harm the Fund’s business.

The Fund may fail to qualify as a RIC under Subchapter M of the Code.

The Fund will elect to be treated, and intends to operate in a manner so as to continuously qualify in each taxable year thereafter, as a RIC under Subchapter M of the Code.

As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders. See “Material U.S. Federal Income Tax Considerations.”

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the underlying investments in which the Fund is invested. Portfolio Funds, Co-Investments and Portfolio Fund Managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from Portfolio Funds or Portfolio Fund Managers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the Diversification Tests (as defined below in “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a RIC”), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the Diversification Tests or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Shareholders generally would be treated as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. See “Material U.S. Federal Income Tax Considerations—Failure to Qualify as a RIC.” In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Portfolio Funds or Portfolio Fund Managers. If the Fund does not receive sufficient information from the Portfolio Funds or Portfolio Fund Managers, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

The Fund may have investments, either directly or through an entity or arrangement treated as a partnership for U.S. federal income tax purposes (such as the Portfolio Funds or Co-Investments), that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Portfolio Funds or the Co-Investments) actually receives a corresponding amount of cash in respect of such income. The Fund may be required to make a distribution to its Shareholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, the Fund may directly or indirectly invest in Portfolio Funds located outside the United States. Such Portfolio Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a U.S. foreign tax credit or deduction for non-U.S. taxes paid by the Fund. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to a 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirement (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a RIC.”

Tax laws are subject to changes which may adversely affect the Fund.

It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded an investment in the Fund will be modified by legislative, administrative or judicial action in the future, possibly with retroactive effect. The nature of changes in U.S. federal, state, local or non-U.S. tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after-tax rate of return of an investment in the Fund. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

The Fund is subject to risks associated with withholding applicable to secondaries funds.

As a secondaries investment fund, the Fund may have a U.S. federal income tax withholding obligation with respect to interests the Fund purchases in Portfolio Funds from non-U.S. sellers. This withholding requirement may reduce the number of non-U.S. sellers willing to sell interests in Portfolio Funds and therefore reduce the number of investment opportunities available to the Fund. Additionally, if the Fund does not properly withhold from such non-U.S. sellers, the Portfolio Fund would be required to withhold on future distributions to the Fund, which would negatively impact the Fund’s returns.

Trustees and Officers are subject to limitations on liability and the Fund may indemnify and advance expenses to Trustees and Officers to the extent permitted by law and the Fund’s Declaration of Trust.

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Fund’s Declaration of Trust provides that the Trustees will not be liable to the Fund or shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Fund’s Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, The Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the Declaration of Trust and subject to certain exceptions described therein, the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, the Fund will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

The Fund will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

The Fund and the Adviser are subject to ongoing regulatory scrutiny and reporting obligations.

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

This offering is being made on a reasonable best-efforts basis by JPMII.

This offering is being made on a reasonable best efforts basis, whereby JPMII is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is purchased, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares. JPMII is an affiliate of the Fund and the Adviser. As a result, JPMII’s due diligence review and investigation of the Fund and this Prospectus cannot be considered to be an independent review.

POTENTIAL CONFLICTS OF INTEREST

The following actual or potential conflicts of interest should be considered by prospective holders of our Shares before making an investment in the Shares. As further described below, conflicts of interest will arise whenever JPMorgan Chase or the Sub-Adviser have an actual or perceived economic or other incentive in its management of client assets, including the Fund, to act in a way that benefits JPMorgan Chase or the Sub-Adviser. Conflicts will result, for example (to the extent permitted under applicable law, the Fund’s organizational documents and the Prospectus): (i) when the Adviser or Sub-Adviser cause the Fund to purchase an investment product, such as interests in a mutual fund, a structured product, a separately managed account or interests in investment vehicles, issued or managed by JPMorgan Chase, the Sub-Adviser or their respective affiliates; (ii) when an entity affiliated with JPMorgan Chase or a Sub-Adviser is engaged to provide services, including, but not limited to, trade execution and trading clearing, on behalf of the Fund; or (iii) when JPMorgan Chase or the Sub-Adviser receive payment or a benefit as a result of the Adviser or Sub-Adviser investing the assets of the Fund in a company or an investment product. Other conflicts will result because of the relationship that JPMorgan Chase or the Sub-Adviser have with other clients or when JPMorgan Chase or the Sub-Adviser act for their own account, as further described in detail below. As the Fund’s investment program develops over time, an investment in the Fund will likely be subject to additional and different risks and potential conflicts of interest. JPMorgan Chase, the Sub-Adviser and the Fund have each adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

The matters considered in this “Potential Conflicts of Interest” section should be considered along with other matters discussed elsewhere in the Prospectus, including the Risks set forth above.

Relationship Among the Fund, Adviser, the Sub-Adviser and the Investment Team

The Adviser and Sub-Adviser face a conflict of interest between their responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its respective affiliates from the operation of the Fund, on the other hand. For example, the Adviser receives an Advisory Fee based on the net assets of the Fund and the Sub-Adviser receives a portion of the Advisory Fee paid to the Adviser. Consequently, the Adviser and Sub-Adviser have an interest in engaging in relatively safe investments in order to receive the Advisory Fee or sub-advisory fee, as applicable. In addition, there is an inherent conflict of interest where the Adviser values, or, in the case of the Sub-Adviser, provides assistance in connection with the valuation of, assets of the Fund and is receiving a fee based on the value of such assets. Overvaluing certain positions held by the Fund could inflate the value of the Fund’s assets as well as the Fund’s performance record which would likely increase the fees payable to the Adviser and the Sub-Adviser.

The Adviser and Sub-Adviser have rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts which have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection, acquisition, management and disposition of the Fund’s investments. The officers and employees of the Adviser and Sub-Adviser are not required to devote all or any specific portion of their working time to the affairs of the Fund and actual or potential conflicts of interest arise in allocating management time, services or functions among such clients, including clients that may have the same or similar type of investment strategy as the Fund.

Relationship Among the Fund, the Adviser and JPMorgan Chase

The Adviser is a subsidiary of JPMorgan Chase. While certain types of transactions between the Fund and JPMorgan Chase may be prohibited under the 1940 Act, including transactions where JPMorgan Chase is acting for its account purchases assets from, or sells assets to, the Fund, the Fund may engage in certain transactions with the Adviser or engage JPMorgan Chase to provide certain services.

It is expected JPMorgan Chase will from time to time refer potential investors to the Fund. The Fund will not compensate JPMorgan Chase for such referrals, however, the Adviser may pay JPMorgan Chase for the referral. The Adviser faces conflicts of interest when such introduction or referral is made by an affiliate because the decision to transact with the referred client will likely benefit JPMorgan Chase.

Where an affiliate of JPMorgan Chase is appointed by the Adviser to render a service to the Fund which could have otherwise been provided by a third party, the Adviser will enforce (to the extent it is in their respective powers) the rights of the Fund or the relevant entity against any such JPMorgan Chase affiliate for the benefit of the investors of the Fund as a whole, unless the Adviser determines it is not in the best interest of the Fund.

Affiliates of JPMorganChase provide investment advisory services to client accounts, including through exercising discretionary investment authority or providing investment recommendations. Subject to applicable law, such affiliate(s) may allocate, or recommend the allocation of, client assets to the Fund. Because the Advisory Fee is based on the net assets of the Fund, any such allocation that increases the Fund’s assets under management will increase the fees payable to the Adviser and, by virtue of JPMorganChase’s indirect interest in the Adviser, will indirectly benefit JPMorganChase. Accordingly, affiliates of JPMorganChase may have an incentive to favor allocating client assets to the Fund over unaffiliated investment products, funds or other opportunities that might otherwise be appropriate for such clients. This incentive creates a conflict of interest between the interests of JPMorganChase (including the Adviser) and the interests of JPMorganChase clients and, indirectly, the Fund.

JPMorgan Chase may also execute agency cross transactions between the Fund and other persons and will receive commissions from both parties to such transactions, in all cases subject to applicable law, including the 1940 Act, the Advisers Act and Dodd-Frank. Moreover, the Adviser may cause the Fund to execute the purchase or the sale of investments through JPMorgan Chase as agent or select JPMorgan Chase as executing broker in transactions for the Fund, and JPMorgan Chase will receive fees or commissions in connection with such transactions subject to applicable law. These agency cross transactions create a conflict of interest between the Adviser’s interest in assuring that the Fund receives best execution on all transactions and in limiting or reducing the fees paid by the Fund, and its interest in generating additional profits and fees for JPMorgan Chase.

JPMII serves as principal underwriter for the Fund. JPMII may receive fees directly from the Adviser and from certain investors making an investment in Shares of the Fund. The fees paid by investors will be borne by such investors in addition to their investment in Shares of the Fund. JPMorgan Chase, by virtue of its indirect interest in the Adviser, will indirectly benefit from the services of JPMII which increase the assets upon which the Adviser receives fees from the Fund. In addition, the potential for JPMII, and for JPMorgan Chase itself, to receive (directly or indirectly) compensation in connection with certain investors’ making an investment in the Shares of the Fund creates a conflict of interest in JPMorgan Chase recommending that the potential investors purchase such Shares of the Fund. The remuneration relating to sales of Shares of the Fund from time to time will be greater than that of other products that JPMII might offer on behalf of JPMorgan Chase or other sponsors, and, in such case, JPMorgan Chase will have an incentive to offer Shares of the Fund to their clients.

JPMorgan Chase’s Investment Banking, Trading, Advisory and Other Activities

Banking Services

JPMorgan Chase is a diversified financial services firm that provides a broad range of services, including, but not limited to, financial, consulting, investment banking, advisory, brokerage and other services, and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests. In providing services and products to its clients other than the Fund, affiliates of the Adviser, and at times the Adviser itself, face conflicts of interest with respect to activities recommended to or performed for the Fund, on one hand, and for JPMorgan Chase’s other clients, on the other hand. For example, JPMorgan Chase has, and continues to seek to develop, banking and other financial and advisory relationships with numerous US and non-US persons and governments. JPMorgan Chase also advises and represents potential buyers and sellers of businesses worldwide. The Fund could have invested in, or could wish to invest in, such an entity represented by JPMorgan Chase or with which JPMorgan Chase has a banking or other financial relationship. In addition, certain clients of JPMorgan Chase could invest in entities in which JPMorgan Chase holds an interest, including the Fund, and in providing services to its clients, JPMorgan Chase will from time to time recommend activities that would compete with or otherwise adversely affect the Fund or the Fund’s investments. It should be recognized that such relationships at times will impact or impair the Fund’s ability to engage in certain transactions and constrain the Fund’s investment flexibility. For example, if the Fund and JPMorgan Chase or another client of JPMorgan Chase are invested in the same company and there is a restructuring of the company, the Fund may not be able to dispose of its investments at the same time as JPMorgan Chase or such client because such transaction could be deemed a “joint transaction” with an affiliate which is prohibited under the 1940 Act without the prior approval of the SEC.

Where JPMorgan Chase offers financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services to the Fund, or any entity comprising the Fund, such services will be offered on an arm’s length basis, at market rates and on terms similar to those offered by third-party financing sources or third-party service providers, as appropriate. Notwithstanding the fact that the Adviser will use commercially reasonable efforts to achieve terms for the relevant transaction or services that are no less favorable to the Fund than would be obtained on an arm’s length basis as determined by the Adviser acting in good faith, it is possible that the resulting terms could nevertheless be less favorable from the Fund’s perspective than if the counterparty had been an independent third party.

Subject to applicable law, including the 1940 Act, JPMorgan Chase may receive certain fees for transactions with or services performed for or on behalf of the Fund or any other person in which the Fund holds (directly or indirectly) investments, including fees relating to: (A) the investments, directly or indirectly, for advisory, sale, development, redevelopment, construction, leasing or financing services performed by JPMorgan Chase; and (B) financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services provided, directly or indirectly, to the Fund or any other person in which the Fund holds (directly or indirectly) investments.

The Advisory Fee (or any other fee, charge, or payment due under any of the Fund’s organizational documents or such other agreement relating to the Fund, as applicable) will not be reduced or set-off by any portion of any such fees and all fees that JPMorgan Chase receives for transactions with, or services performed for or on behalf of, the Fund or any other person in which the Fund holds (directly or indirectly) such investments will be retained by JPMorgan Chase for its own account, except as may otherwise be agreed to by the Adviser or any other JPMorgan Chase affiliate in their absolute discretion or as may be required under the applicable law, including the 1940 Act.

JPMorgan Chase derives ancillary benefits from providing investment advisory, distribution, administrative and other services to the Fund. For example, providing such services to the Fund or fees paid to third party service providers engaged by the Adviser on behalf of the Fund generally help JPMorgan Chase enhance its relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue. In addition, although the Adviser will make decisions for the Fund in accordance with its obligations to manage the Fund in a manner consistent with the Adviser’s fiduciary duties, the fees, allocations, compensation and other benefits to JPMorgan Chase (including benefits relating to business relationships of JPMorgan Chase) arising from those decisions will at times be greater as a result of certain portfolio, investment, service provider or other decisions (including decisions to either in-source or outsource certain processes or functions in connection with a variety of services that the Adviser provides to the Fund) made by the Adviser for the Fund than they would have been had other decisions been made which also might have been appropriate for the Fund.

In the ordinary course of its business, JPMorgan Chase and its representatives also generate, or receive from third parties, information regarding potential investment opportunities or other information that could be useful to someone such as the Adviser in the performance of its advisory services to the Fund. However, while such information may be shared with other JPMorgan Chase clients and their affiliates (to the extent JPMorgan Chase is not prohibited by law or contract from doing so), it might not be made available to the Adviser or JPMorgan Chase may otherwise act on such information in ways that may have an adverse effect on the Fund. JPMorgan Chase will not be under any obligation to disseminate such information.

JPMorgan Chase includes a number of entities that act as broker-dealers. Such broker-dealers may from time to time participate in underwriting syndicates with respect to portfolio companies or may otherwise be involved in the private placement of debt or equity securities issued by portfolio companies or otherwise in arranging financing for portfolio companies. Subject to applicable law, such broker-dealers may receive underwriting fees, placement commissions or other compensation with respect to such activities, which are not required to be shared with the Fund or other clients of JPMorgan Chase. Where a JPMorgan Chase broker-dealer serves as underwriter with respect to a portfolio company’s securities, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities that they continue to hold is restricted. This may prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund’s performance. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter.

JPMorgan Chase may also provide brokerage services to Portfolio Funds in compliance with applicable law. JPMorgan Chase may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, and the fees or allocations from the Fund to the Adviser or its affiliates will not be reduced thereby. The Adviser or its affiliates may enter into placement agent agreements with an asset manager pursuant to which such asset manager may compensate the Adviser or its affiliates for referring investors (other than the Fund) to the asset manager.

To the extent permitted by applicable law, affiliates of the Adviser from time to time will invest proprietary or client capital with asset managers which may also be sponsors of Portfolio Funds, or in one or more of the Portfolio Funds in which the Fund invests. For example, broker-dealer affiliates of the Adviser, such as J.P. Morgan Securities LLC, act as placement agent for JPMorgan and third-party funds and these affiliates will earn fees from the fund sponsors or the funds for providing placement and other ongoing services to the funds. The Adviser may choose to invest the Fund’s assets in Portfolio Funds also available for other JPMorgan Chase client accounts. The Adviser may also invests in Portfolio Funds that do not use a broker-dealer affiliate as placement agent. Fees paid to these affiliates are based on the client capital invested on their behalf by the affiliate in the funds. However, no affiliate will receive fees from asset managers for the Fund’s capital invested in Portfolio Funds. In addition, JPMorgan Chase may have other business relationships with asset managers.

For the foregoing reasons, among others, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and such other accounts managed by the JPMorgan Chase and/or the Adviser or their affiliates, principals or employees.

Relationship with the Fund and Portfolio Companies

From time to time JPMorgan Chase also has relationships with, and represents, investors that have invested in or wish to invest in companies in which the Fund invests or will invest, or lends to or will lend to. In addition, JPMorgan Chase will from time to time represent, or provide financing to, a client competing with the Fund for an investment in a company or a client competing with the Fund to provide financing to a company. In providing services to its clients, JPMorgan Chase from time to time recommends activities that compete with or otherwise adversely affect the Fund or the Fund’s investments. In addition, as a result of JPMorgan Chase’s various other businesses and clients, JPMorgan Chase from time to time comes into possession of information about certain markets and investments, some of which is material, non-public or confidential information of particular issuers or the securities of such issuers, which, at times, will limit the Adviser’s ability to dispose of or retain or increase interests in investments held by the Fund or acquire certain investments on behalf of the Fund until the information has been publicly disclosed or is no longer deemed material. JPMorgan Chase also from time to time becomes subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict the Adviser’s ability to trade in certain investments on behalf of the Fund. These limited abilities to trade investments could materially adversely affect the investment results of the Fund. In addition, JPMorgan Chase’s internal information barriers that are designed to prevent the flow of certain types of information, including material, non-public, confidential information, from one area or part of JPMorgan Chase to another area or group thereof, restrict the Adviser’s ability to access information even when such information would be relevant to its management of the Fund and/or its management of the Fund’s investments or potential investments. Therefore, affiliates of the Adviser can trade differently from the Fund potentially based on information not available to the Investment Adviser. It should be also recognized that, under certain circumstances, JPMorgan Chase internal policies or identified actual or potential conflicts arising from such relationships will preclude the Fund from engaging in certain transactions, constrain the Fund’s investment flexibility and/or require the Fund to dispose of an investment sooner or later than desired.

For the foregoing reasons, among others, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and such other accounts managed by the JPMorgan Chase and/or the Adviser or their affiliates, principals or employees.

Other Accounts of the Investment Team and Allocation of Investments

The Adviser currently manages additional investment vehicles, funds and accounts using overlapping, similar and potentially identical strategies to the Fund (collectively, including any future accounts, “Applicable JPM Accounts”). In addition, the investment team is expected to sponsor or manage collective investment vehicles or managed accounts with investment strategies that are overlapping with or similar to the Fund. As a result, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and other Applicable JPM Accounts. In particular with respect to allocation of investment opportunities, the types of investments made by the Fund will generally also be appropriate for other Applicable JPM Accounts and there is no assurance that the Fund will be allocated those investments. The Fund does not have priority in allocation of investments over other Applicable JPM Accounts, while certain other Applicable JPM Accounts have priority in allocation of certain investments. The investment team is permitted to allocate investment opportunities to specific clients on an individualized basis in response to a particular mandate or size, which would result in certain other Applicable JPM Accounts receiving a larger (including potentially exclusive) allocation of certain investments. The Adviser does not anticipate recommending an allocation of these exclusive investment opportunities to the Fund. In addition, the Adviser will have a conflict with respect to allocating opportunities to larger Applicable JPM Accounts, clients with which the Adviser would like to develop a new relationship, affiliated Applicable JPM Accounts or Applicable JPM Accounts that share a common consultant. Further, the Adviser’s Global Liquidity Team will manage the Fund’s Liquid Investments, which could lead to conflicts within the Adviser itself in respect of allocation of investment opportunities within the Fund.

The Adviser has developed policies and procedures to seek to allocate investment opportunities and make purchase and sale decisions among the Fund and the other accounts managed by the Adviser in a manner that it determines to be fair and equitable over time, subject to compliance with applicable 1940 Act rules and regulations and exemptive relief. In many cases these policies result in the pro rata allocation of limited opportunities across accounts, but in other cases investment allocations will be adjusted as the Adviser determines to be appropriate in order to reflect numerous other factors based upon the investment team’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each of the investment team’s accounts and apply a variety of factors. In addition, regulatory requirements and certain limitations on co-investments may cause the Adviser to allocate on a random or rotational basis. The Adviser’s allocation policy and process seeks to take into account all relevant facts and circumstances for allocations of investments with constrained capacity, including specific requirements, investment guidelines, objectives, size, geographical limitations, risk profile, timing issues and capital available for investment of each client; diversification needs and prudent concentration levels, including exposure of the applicable client to a specific portfolio company; the ability to allocate the interests to more than one client; in the case of an investment in a Portfolio Fund, the specific investment objectives and restrictions of the Portfolio Fund, and the level of unfunded commitments of the applicable Portfolio Fund; legal, tax, regulatory and contractual restrictions; potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security and whether any “right of first refusal” or similar right exists with respect to a specific client; the nature of the investment opportunity, including minimum investment amounts and the source of the opportunity; and such other considerations as the Adviser deems relevant in good faith. The Adviser will seek to treat all clients fairly and equitably in light of all factors relevant to managing an investment fund or account, and in some cases the application of the factors described herein will result in allocations in which certain other of the accounts managed by the Adviser receive an allocation when other accounts managed by the Adviser (including the Fund) do not. As a result of such allocation decisions made by the Adviser, there will be instances where the Fund will not be able to participate (or will receive a reduced position) in an investment that would otherwise be appropriate for the Fund. Such allocation determinations require a significant amount of discretion by the Adviser, including with respect to weighing and balancing various important factors in determining what is fair and equitable over time with respect to all other accounts managed by the Adviser. Similarly, the Adviser will cause the liquidation or sale of such positions for the Fund and its other clients in its discretion in accordance with the foregoing principles. While the Adviser will seek to be fair and equitable over time with respect to its allocation decisions on a whole, any particular allocation decision may benefit another account managed by the Adviser instead of the Fund or may be detrimental to the Fund.

In addition, the terms of the Fund’s direct or indirect investment in a Portfolio Fund may be different from the terms of the investment in such Portfolio Fund by other Applicable JPM Accounts. In such cases, conflicts could arise between the Fund and other Applicable JPM Accounts with respect to the relevant issuer’s strategy, growth and financing alternatives and with respect to the manner and timing of the Fund’s exit from the investment compared to another client’s exit. For example, subject to applicable 1940 Act rules and regulations, the Fund may invest in an entity in which one or more Applicable JPM Accounts has an existing investment (e.g., in a secondary purchase from an unaffiliated investor in a real assets fund where the only terms of the real assets fund interests to be purchased that are negotiated are price related). Any such investment made by the Fund may be at a price or valuation higher than the price or valuation paid by such other clients and may be made on terms and conditions less favorable than those available to such other Applicable JPM Account. One or more Applicable JPM Accounts (or other investment vehicles, funds and accounts managed by JPMorgan Chase) may make an investment in an entity in which the Fund has already invested. Any such investment made by such clients may be at a price or valuation lower than the price or valuation paid by the Fund and may be made on terms and conditions more favorable to such clients than those available to the Fund. Such investments may also negatively impact the ability of the Fund to participate in follow-on investments and dispositions. The Fund will in certain circumstances have interests and objectives with respect to investments which conflict with those of other Applicable JPM Accounts.

In addition, investors should note that other Applicable JPM Accounts will be subject to different fee structures, be subject to different constraints, have more frequent or different investor reporting, be subject to different regulatory restrictions and focus on different investments than the Fund and, therefore, the strategies employed by such other client accounts and the Fund will likely diverge. The Adviser may also make a different investment recommendation to another Applicable JPM Account as compared to the Fund with respect to any particular investment as a result of such considerations. Therefore, the performance of the investment activities of the Fund may differ significantly from the results achieved by the other Applicable JPM Accounts that implement the same or a similar investment strategy as the Fund. There is no specific limit as to the number of accounts which may be managed or advised by the Adviser, the investment team or their affiliates.

As a result of the above and regulatory restrictions, in certain cases the Fund will not be afforded the chance to participate in attractive investment opportunities in which other Applicable JPM Accounts are given the opportunity to participate. The Fund may also at times be prohibited (due to, for example, exclusivity rights granted to other Applicable JPM Accounts, regulatory limitations, or a limit placed by an underlying manager on the number of clients of the investment team which are allowed to participate in an opportunity) from pursuing certain investment opportunities, or the ability of the Fund to participate in any particular opportunity may be substantially limited.

If permitted by applicable law, including the 1940 Act, the Fund and any entity comprising the Fund may make investments in mutual funds, ETFs, money-market funds and other instruments sponsored and/or managed by JPMorgan Chase or its affiliates. In connection with any of these investments, the Fund and/or portfolio companies, as the case may be, will pay all fees pertaining to investments in such mutual funds, ETFs or money-market funds, and, in such event, advisory fees payable to the Adviser by the Fund will be waived to avoid any “double fees” paid to JPMorgan Chase involved in making any of these investments. In other circumstances in which JPMorgan Chase receives any fees or other compensation in any form relating to the provision of services to the Fund, no accounting or repayment to the Fund will be required unless required under applicable law.

JPMorgan Chase provides financing, consulting, investment banking, management, custodial, transfer agency, stockholder servicing, treasury oversight, administration, distribution, underwriting, including participating in underwriting syndicates, brokerage (including prime brokerage) or other services to its clients, including companies in which the Adviser invests or may invest on behalf of the Fund, and receives customary compensation from, such entity which is the issuer of a debt or equity security purchased or held by the Fund or the portfolio companies in which the Fund invests. These relationships generate revenue to JPMorgan Chase and could influence the Adviser in deciding whether to select or recommend such companies for investments by the Fund, in deciding how to manage such investments, and in deciding when to realize such investments. For example, JPMorgan Chase earns compensation from companies for providing certain services, and the Adviser has an incentive to favor such companies over other companies with which JPMorgan Chase has no relationship when investing on behalf of, or recommending investments to, the Fund because such investments potentially increase JPMorgan Chase’s overall revenue. In addition, JPMorgan Chase derives ancillary benefits from providing these services. For example, allocating the Fund assets to a company, strengthens JPMorgan’s relationship with such company and their affiliates and could facilitate additional business development or enable JPMorgan Chase or the Adviser to obtain additional business and generate additional revenue. In providing these services, JPMorgan Chase could also act in a manner that is detrimental to the Fund, such as when JPMorgan Chase is providing financing services and it determines to close a line of credit to, to not extend credit to, or to foreclose on the assets of, a company in which the Fund invests, or when JPMorgan Chase advises a client, and such advice is adverse to the Fund. In addition, when a JPMorgan Chase broker-dealer serves as underwriter with respect to securities of a company in which the Fund invests, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities is restricted. This would prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter. Any fees or other compensation received by JPMorgan Chase, excluding the Adviser, in connection with such activities will not be shared with the Fund or any investor in the Fund. Such compensation could include financial advisory fees, monitoring fees, Adviser fees or fees in connection with restructurings or mergers and acquisitions, as well as underwriting or placement fees, financing or commitment fees, trustee fees and brokerage fees. Moreover, when JPMorgan Chase provides or arranges financing to a company in which the Fund has invested or provided capital to, the holder of the senior securities (including JPMorgan and its clients) may have, interests substantially divergent from those of the Fund. There can be no assurance that JPMorgan Chase will be able to accommodate the interests of the Fund or that of its investors.

In addition, the Adviser’s management of the Fund benefits JPMorgan Chase in other ways. For example, the Fund may, subject to applicable law, invest directly or indirectly in the securities or other obligations of companies in which Applicable JPM Accounts have an equity, debt or other interest. In addition, the Fund may engage in investment transactions that result in other Applicable JPM Accounts being relieved of obligations or otherwise divesting of investments or transactions that cause the Fund to have to divest certain investments due to its affiliation with such other account, in all cases subject to applicable law, including the 1940 Act. The purchase, holding and sale of investments by the Fund at times will likely enhance the profitability of JPMorgan Chase’s or other Applicable JPM Accounts’ own investments in and its activities with respect to such companies.

Investments in Different Classes and Issuer’s Capital Structure

A conflict could arise when another Applicable JPM Account, or one or more other accounts managed by JPMorgan Chase, the Adviser or their affiliates (collectively, the “J.P. Morgan Accounts”) directly or indirectly invest in different instruments or classes of securities of the same issuer than those in which the Fund invests. In addition, the Fund, along with other Applicable JPM Accounts and J.P. Morgan Accounts, may pursue or enforce rights with respect to a particular issuer, or the Adviser, the investment team and/or JPMorgan Chase may pursue or enforce rights with respect to a particular issuer on behalf of the Fund, other Applicable JPM Accounts or other J.P. Morgan Accounts. The Fund could be negatively impacted by the activities by or on behalf of such other Applicable JPM Accounts or J.P. Morgan Accounts, and transactions for the Fund could be impaired or effected at prices or terms that are less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such other Applicable JPM Accounts or J.P. Morgan Accounts. These conflicts are magnified with respect to issuers that become insolvent. Furthermore, it is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding the Fund will be limited (by internal JPMorgan policies or restrictions, applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JP Morgan Chase, J.P. Morgan Accounts or the other Applicable JPM Accounts. Finally, in certain instances, personnel of JPMorgan Chase may obtain information about the issuer that is material to the management of other Applicable JPM Accounts or J.P. Morgan Accounts and that will at times limit the ability of personnel of the Adviser to buy or sell securities of the issuer on behalf of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by JP Morgan Chase for the other Applicable JPM Accounts, the J.P. Morgan Accounts or for its own account. The Adviser will manage the Fund and the other Applicable JPM Accounts in accordance with their respective investment objectives and guidelines; however, JPMorgan Chase advisers outside of the investment team will from time to time give advice and take action with respect to any current or future J.P. Morgan Accounts that competes or conflicts with the advice the Adviser gives to the Fund or its other clients, including with respect to the timing or nature of actions relating to certain investments (including, without limitation, advising or having J.P. Morgan Accounts engage in short sales of securities or instruments issued by companies in which the Fund has invested). The Adviser may also make different investment recommendations or decisions among its clients depending on specific requirements or factors applicable to such clients, including investment guidelines, objectives, size, geographical limitations, risk profile and capital available. Future investment activities by the Adviser on behalf of other Applicable JPM Accounts, or by JPMorgan Chase on behalf of other J.P. Morgan Accounts, will likely give rise to additional conflicts of interest and demands on the Adviser’s time and resources.

Regulatory Restrictions and Overall Position Limits

From time to time, the activities of the Fund will be restricted because of regulatory requirements applicable to JPMorgan Chase or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments (or limit the amount the Fund may invest), even if such securities or financial instruments would otherwise meet the Fund’s objectives. For example, the Fund’s ability to participate in Real Asset Investments may be limited or precluded due to internal restrictions in place at the Adviser designed to avoid affiliation under the 1940 Act between the Fund and/or the Adviser and its affiliates and an issuer. These same restrictions may not apply to other accounts or pooled investment vehicles managed by the

Adviser that are not subject to the 1940 Act. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with an exemptive order the Adviser, the Fund and certain of their affiliates have received from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

The Fund may participate in other aggregated transactions alongside affiliates of the Adviser and funds and accounts managed by the Adviser and its affiliates that qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) of the 1940 Act and Rule 17d-1 thereunder as expressed in no-action letters or other available guidance from the SEC or its staff, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

The Adviser seeks to limit the Fund, together with interests held by other clients of the Adviser, from owning or controlling, directly or indirectly, interests in Portfolio Funds or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Adviser may either seek to waive voting rights or cause the Fund to invest in a Portfolio Fund’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Portfolio Fund and its affiliated persons. As a general matter, however, the Portfolio Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Portfolio Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Portfolio Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Portfolio Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

Restrictions on the Adviser with respect to Managing Registered Securities

The Fund may invest directly or indirectly in securities of non-public companies that may subsequently register their equity securities and list them for public trading while the Fund owns such securities. The Adviser, on behalf of the Fund, as a holder of securities of a non-public company, may also determine that it is in the Fund’s interest to encourage such a company to register its equity securities and to list them for public trading as part of the Fund’s investment or exit strategy.

Trustee Independence

The 1940 Act requires that at least a majority of the Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the trustee is independent under the 1940 Act and the Fund’s corporate governance guidelines. The Board has determined that each of our trustees, other than Glenn Hill, is not an “interested person” of the Fund under the 1940 Act. The Fund’s governance guidelines require any trustee who has previously been determined to be independent to inform the Chair of the Board, the Chair of the Nominating and Governance Committee and the Fund’s corporate secretary of any change in circumstance that may cause his or her status as an independent trustee to change. The Board limits membership on the Audit Committee and the Nominating and Governance Committee to independent trustees.

Adviser Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Sub-Adviser Proxy Voting

The Board has also delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser, with respect to the Sub-Adviser Assets. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. The Sub-Adviser’s proxy policies and procedures are set out below. The Board will periodically review the Fund’s proxy voting record. Information regarding how the Adviser and Sub-Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect 1-800-480-4111 and on the SEC’s website at www.sec.gov.

General Voting Standards

The Sub-Adviser votes on, or makes voting recommendations on any request to vote on, securities held by a Sub-Adviser fund (“Proxy Request”) in what it believes to be the best interests of the respective Sub-Adviser funds and consistent with the funds’ applicable investment objectives and constraints.

Unless the Sub-Adviser has otherwise agreed, it does not vote on or make voting recommendations on Proxy Requests on behalf of Sub-Adviser funds that involve a potential sacrifice of investment returns from the investment or assumption of greater investment risks for the purpose of promoting sustainability and impact goals.

When evaluating whether voting on or making a voting recommendation on a Proxy Request will be in the best interests of a Sub-Adviser fund, the Sub-Adviser may treat sustainability and impact goals as economic factors when the Sub-Adviser believes that the goals present material business risks or opportunities that investment professionals, in general, would treat as economic considerations under generally accepted investment theories. A belief that advancing sustainability and impact goals will promote positive general market trends or industry growth that might benefit a particular issuer does not qualify as an economic factor.

When the Sub-Adviser determines that voting on or making a voting recommendation on a Proxy Request is in the best interests of a Sub-Adviser fund, the Sub-Adviser may take such action even though doing so might also advance sustainability and impact goals that are not economic factors.

Reasonable Best Efforts to Vote and Abstentions

The Sub-Adviser uses reasonable best efforts to vote on or make voting recommendations on Proxy Requests in a timely manner. However, there may be circumstances in which the Sub-Adviser abstains from taking action. The Sub-Adviser may abstain from voting on or making recommendations on a Proxy Request for the reasons identified in this section and for any other reason that the Sub-Adviser believes justifies the abstention.

Timeliness of Receipt of Materials

•

The Sub-Adviser may abstain from voting on or making voting recommendations on a Proxy Request when the Sub-Adviser does not receive the Proxy Request with sufficient time prior to the voting cut-off date to consider the impact of the proposals and complete its evaluation procedures.

Lack of Adequate Information

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The Sub-Adviser may abstain from voting on or making voting recommendations on a Proxy Request when the Sub-Adviser does not believe that the Proxy Request provides sufficient detail to support a decision.

Abstentions Where Cost of Consideration Outweighs Benefit

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The Sub-Adviser may abstain from voting on or making voting recommendations on a Proxy Request when the Sub-Adviser believes that the expected cost or administrative burden of giving due consideration to the proposal does not justify the potential benefits to the affected Sub-Adviser fund that might result from adopting or rejecting the proposal in question.

Public Companies—Share Blocking and Re-Registration

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In certain countries, shareholders that vote on an issuer’s proxy must deposit their shares with a designated depositary prior to the date of the meeting. The owner may not sell its shares until after the meeting when the shares are returned to the custodian. In countries that require shares to be blocked, the Sub-Adviser will consider the potential benefit of taking action on Proxy Requests and the resulting share blocking of the security to determine if the Fund will consider voting.

•

In certain countries, an owner of a company’s shares must re-register the shares in order to take action on a proxy. Similar to share blocking, re-registration temporarily prevents a shareholder from selling shares. In countries that require re-registration, the Sub-Adviser will consider the potential benefit of taking action on Proxy Requests to determine if the Sub-Adviser will consider voting and re-registering the security.

In-Kind Distributions

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When Sub-Adviser funds receive publicly traded securities from underlying funds as in-kind distributions, the Sub-Adviser generally disposes of such securities as promptly as practicable under the circumstances. In these cases, the Sub-Adviser generally does not act on a related Proxy Request because it has no intention to hold such investments for long-term investment purposes. In circumstances where the Investment Committee elects to retain such securities, the Sub-Adviser would generally act on a Proxy Request.

Conflicts of Interest

The Sub-Adviser takes measures to identify and address conflicts of interest with respect to Proxy Requests. The proxy voting coordinator notifies the Investment Committee, the Operations Committee, and the Global Chief Compliance Officer when it identifies a potential conflict of interest. In addition, the Investment Committee may also identify conflicts of interest and notify the Global Chief Compliance Officer or the proxy voting coordinator. Lastly, each proxy principal must notify the proxy voting coordinator of any potential conflicts of interest they have with respect to a Proxy Request on which they are considering action.

The proxy voting coordinator, together with the Sub-Adviser’s Global Chief Compliance Officer, as necessary, determines the actions to be taken to address any conflicts of interest, which may include:

•	excluding a conflicted party from the decision-making process

•	for Sub-Adviser funds for which the Sub-Adviser makes voting recommendations on Proxy Requests, disclosing the conflicts to the appropriate parties

•

for Sub-Adviser funds for which the Sub-Adviser has the authority to take action on Proxy Requests, disclosing the conflict to the appropriate parties and obtaining consent to take specific action on the proposals

•	engaging an independent third-party to recommend or determine the actions to be taken in response to the Proxy Request.

•

designating separate investment sub-committee deal teams (each, a deal team) on behalf of one or more similarly situated group of Sub-Adviser funds to evaluate and make recommendations with respect to such group’s interests

These preceding sections are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Adviser and JPMorgan Chase is set forth in the Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. Copies of Part 1 and Part 2A of the Adviser’s Form ADV are available on the SEC’s website (www.adviserinfo.sec.gov). Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

MANAGEMENT OF THE FUND

Board of Trustees

The Role of the Board

The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

Board Structure and Committees

As required by the 1940 Act, a majority of the Fund’s Trustees are Independent Trustees and are not affiliated with the Adviser. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the function of which is to: (1) handle the appointment, retention, compensation, and oversight of the Fund’s independent registered accounting firm (the “independent accountants”); (2) oversee the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls; (3) review and approve non-audit services, as required by the statutes and regulations administered by the Commission, including the 1940 Act and Sarbanes-Oxley; (4) assist the Board in oversight of the valuation process in accordance with policies adopted by the Board; and (5) conduct such other business and/or attention to such other matters as the Board or Nominating and Governance Committee may specifically assign to the Audit Committee from time to time.

The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, which is responsible for, among other things, oversight of matters relating to the Fund’s governance obligations, selecting and nominating persons to serve as Trustees, Fund service providers and litigation. The Fund does not hold annual shareholder meetings. As such, the Nominating and Governance Committee will not typically consider nominees recommended by security holders.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent accountants to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the independent accountant’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Portfolio Management

Adviser

J.P. Morgan Investment Management Inc., 277 Park Avenue, New York, New York 10172, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act, and is an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is an indirect, wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

J.P. Morgan Multi-Asset Private Markets Team History and Experience

Within J.P. Morgan, the Multi-Asset Private Markets Team of the Adviser (J.P. Morgan Investment Management Inc.) is a dedicated team of professionals located in New York, Washington D.C., London, and Mumbai, focused on private markets research, manager selection and portfolio management. As of March 2026, the Multi-Asset Private Markets Team managed/supervised approximately $170 billion+ of total commitments across 430+ funds, including $33 billion of real assets commitments across 80+ funds, delivering what it believes are strong results. With nearly two decades of experience, the Multi-Asset Private Markets Team has developed deep market expertise across real assets, private equity, and private credit. The Multi-Asset Private Markets Team’s extensive relationships and insights across the real assets market provide what we believe are advantages in sourcing, underwriting and managing private real assets portfolios. The Multi-Asset Private Markets Team’s experienced investment professionals provide expertise in market knowledge, investment origination, underwriting and structuring, accounting, reporting and operational management.

Sub-Adviser

GCM Grosvenor serves as the sub-adviser to the Fund. The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act.

GCM Grosvenor History and Experience

GCM Grosvenor is one of the world’s largest independent alternative asset management firms, with approximately $91 billion in assets under management as of March 31, 2026. Founded in 1971 and headquartered in Chicago, GCM Grosvenor specializes in creating and managing diversified alternative investment portfolios on behalf of institutional investors worldwide. The firm maintains a global presence through offices in New York, Toronto, London, Frankfurt, Tokyo, Hong Kong, Seoul, and Sydney, providing on-the-ground market insight and investment sourcing capabilities. Today, GCM Grosvenor offers comprehensive investment solutions across infrastructure, private equity, credit, real estate, absolute return, and strategic investments, with a longstanding focus on customized portfolio solutions that represented approximately 71% of firmwide AUM as of March 31, 2026.

GCM Grosvenor has been investing in infrastructure since 2005 and today manages approximately $18.9 billion in global infrastructure investments across multi-client funds, dedicated separate accounts, and customized programs. Supported by a dedicated and growing team of 23 infrastructure professionals, the platform has executed more than 260 infrastructure investments across geographies, sectors, and implementation types, including co-investments, direct investments, fund investments, and secondaries. Team members bring deep experience across both greenfield and brownfield investments in digital infrastructure, transportation, energy and energy transition, utilities, and infrastructure adjacencies. As an early entrant in the asset class, GCM Grosvenor has developed long-standing relationships with leading sponsors globally and leverages its broad sourcing network, investment expertise, and global platform to identify and execute attractive infrastructure opportunities for clients.

The Multi-Asset Private Markets Team’s Investment Program and Processes

The Multi-Asset Private Markets Team’s investment philosophy is built around top-down portfolio construction with bottom-up manager selection, implemented through a multi-manager, diversified private real assets portfolio. By diversifying across underlying managers, sector, vintage year, and geography, the Multi-Asset Private Markets team’s disciplined approach aims to generate stable returns with low correlation through changing market environments.

Established Investment Process

Sourcing Investments: Accessing a broad set of investment opportunities begins with deep market knowledge and relationships. Proposals are sourced directly from fund managers, placement agents, the Multi-Asset Private Markets Team’s network, and other intermediaries. The Multi-Asset Private Markets Team’s professionals develop individual relationships across real assets to identify managers and strategies relevant to our clients.

Due Diligence and Evaluation Procedures: After screening followed by an initial meeting, if the Multi-Asset Private Markets Team believes a proposal warrants further review, the team conducts comprehensive due diligence. This includes multiple meetings with managers, reference calls, and leveraging both internal and external resources to understand all aspects of the potential investment. The team seeks to identify strengths and weaknesses and ensure robust risk management and strong operational controls and processes.

Monitoring: The Multi Asset Private Markets team monitors its investments using both formal and informal channels. This includes maintaining ongoing dialogue with fund managers and cross-referencing with other industry participants, general partners, and service providers, analyzing underlying investments at loan level, particularly for secondaries and co-investments. Monitoring is conducted across the entirety of a general partner’s business from the investment process through to operational and risk due diligence. The range of issues that may be considered on the operational and risk side include valuation methodologies, service provider relationships, cash movement controls, risk exposures, leverage, and adherence to investment guidelines. Monitoring is also important for considering additional investments or exit opportunities. This process may differ depending on the circumstances of each investment.

GCM Grosvenor’s Real Assets Co-Investments and Secondary Investment Process

GCM Grosvenor follows a comprehensive investment process that combines broad sourcing capabilities, rigorous underwriting, independent risk assessment, and active portfolio management. The process is applied consistently across infrastructure investments regardless of sector, geography, or transaction type.

The process begins with deal sourcing, leveraging GCM Grosvenor’s global infrastructure platform, longstanding sponsor relationships, and extensive network of industry participants. Over the last five years, the infrastructure team has reviewed more than 1,250 opportunities, executing investments in only a select sub-set following extensive evaluation and due diligence. Once an opportunity is identified, a dedicated deal team is assigned to conduct an initial assessment of the investment thesis, sponsor quality, management team, industry dynamics, transaction structure, valuation, and portfolio fit.

Opportunities that meet the firm’s preliminary investment criteria advance to a more detailed diligence phase. During this stage, the deal team conducts extensive analysis of the underlying company or asset, including market positioning, competitive dynamics, historical and projected financial performance, capital structure, value creation opportunities, downside risks, and potential exit pathways. For co-investments, the team also performs detailed assessments of sponsor capabilities, management quality, alignment of interests, third-party diligence findings, and transaction-specific risks. Financial models and sensitivity analyses are used to evaluate return expectations under various scenarios.

In parallel, a separate Operational Due Diligence Team independently evaluates operational, legal, governance, compliance, and control-related considerations. This review includes background investigations, assessments of internal controls and operational infrastructure, legal and structuring analysis, review of key service providers, and negotiation of investment documentation designed to enhance investor protections and align interests.

Upon completion of diligence, investment recommendations are presented to both the Investment Committee and Operations Committee for independent review and approval. Only investments that satisfy both investment and operational underwriting standards are approved for execution. Throughout the process, the team seeks to negotiate favorable economics, governance rights, information rights, and exit provisions to protect investor interests.

Following investment, GCM Grosvenor maintains an active monitoring program. Senior investment professionals remain involved throughout the life of the investment, conducting regular performance reviews, valuation assessments, sponsor engagement, and portfolio oversight. The firm also maintains a separate operational monitoring process designed to identify material changes in risk, governance, or business performance. This ongoing involvement supports disciplined portfolio management and helps position investments for successful realization through a variety of exit strategies, including strategic sales, sponsor-led exits, secondary transactions, recapitalizations, or public market offerings.

Primary Portfolio Managers

Tiffany Lewis has primary responsibility for management of the Fund. Ms. Lewis along with other members of the Multi-Asset Private Markets Investment Team, are responsible for overseeing the Fund. The Multi-Asset Private Markets Investment Team will formulate investment guidelines for the Fund and the Multi Asset Private Markets Investment Committee, which provides cross-asset class perspectives and oversight will approve all financing decisions, allocation of assets of the portfolio, and acquisitions and dispositions of Real Asset Investments, including investments in Secondary Investments, Co-Investments and Primary Investments. The Adviser’s Global Liquidity Team will manage the Fund’s Liquid Investments.

Tiffany Lewis, Managing Director, Portfolio Manager, Mrs. Lewis has extensive experience in alternative investments, real assets, and investment management. She is currently Managing Director and Global Head of Real Asset Solutions within J.P. Morgan’s Global Alternative Investment Solutions team, where she oversees real estate and infrastructure investing activities, including private equity, debt, co-investments, secondaries, and primary fund investments. With over 20 years at J.P. Morgan, Mrs. Lewis’s track record includes serving as investor and portfolio manager for the Infrastructure Investment Fund, providing advisory expertise in the Corporate & Investment Bank, and establishing the Private Bank’s infrastructure investing program. Mrs. Lewis holds a Bachelor of Science in Economics from the Wharton School, University of Pennsylvania.

The SAI provides additional information about the Fund’s primary portfolio manager’s compensation, other accounts managed and ownership of any Shares of the Fund.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Adviser, subject to supervision by the Board, provides certain investment advisory, management and administrative services to the Fund pursuant to an Investment Advisory and Management Agreement between the Fund and the Adviser.

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly Advisory Fee at an annual rate of 1.00% based on the value of the Fund’s net assets calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser has contractually agreed to waive the entire amount of any compensation payable to the Adviser under the Investment Advisory and Management Agreement for a term ending upon the commencement of the public offering of the Fund. The Advisory Fee is payable monthly in arrears within five (5) business days after the completion of the net asset value computation for the month. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

Purchased Shares are incorporated into the next daily net asset value and included in the computation of the Advisory Fee payable. Share repurchases are included in the computation of the Advisory Fee payable through the Repurchase Pricing Date as described in “Repurchase of Shares.” The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Advisory Fee is payable in cash. The Fund could apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Adviser all or a portion of its Advisory Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Adviser would have to commit not to sell any such Shares received in lieu of a cash payment of its Advisory Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.

Investment Advisory and Management Agreement and Reimbursement Arrangements

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory and Management Agreement.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund reimburses the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. If the Adviser or its affiliates seek reimbursements of such costs, such action may cause the Fund’s expenses to be higher than the expenses shown herein, perhaps by a material amount. The Adviser may, in its sole discretion, waive or not seek reimbursement for accounting, legal, clerical or administrative services to the Fund.

The Investment Advisory and Management Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on July 21, 2026. The Investment Advisory and Management Agreement is terminable without penalty, on 60 days’ prior written notice: by a majority vote of the entire Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. After the initial term of two years, the Investment Advisory and Management Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Advisory and Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Advisory and Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person or any sub-adviser in connection with the performance of services to the Fund. The Investment Advisory and Management Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Excluded Expenses) do not exceed 0.81% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the months in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its one-year term.

The Adviser has agreed to advance organizational and initial offering costs to the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement.

Sub-Advisory Agreement

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser, subject to the oversight of the Adviser, is responsible for providing portfolio management services to the Fund. For these services, the Adviser (and not the Fund) will pay the Sub-Adviser a negotiated rate based on the average daily net assets of the portion of the assets of the Fund which the Adviser may from time to time allocate to the Sub-Adviser in accordance with the terms of the Sub-Advisory Agreement (the “Sub-Adviser Assets”) as determined by the Fund’s Administrator. However, the Sub-Adviser agrees to waive the entire amount of any compensation payable to the Sub-Adviser under the Sub-Advisory Agreement for a term ending upon the commencement of the public offering of the Fund.

The Sub-Advisory Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on July 21, 2026. The Sub-Advisory Agreement is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, (ii) on 60 days’ written notice by the Board, by a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, or (iii) on 90 days’ written notice by the Sub-Adviser. The Sub-Advisory Agreement also will terminate automatically, without payment of any penalty, (i) in the event of its Assignment (as defined in the 1940 Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason.

A discussion regarding the basis for the approval by the Board of the Investment Advisory and Management Agreement and Sub-Advisory Agreement will be available in the Fund’s annual shareholder report for the period ending [ ].

NET ASSET VALUATION

The Fund calculates the net asset value of each class of Shares as of the close of business on each day the NYSE is open for trading or at such times as the Board shall determine (each, a “Determination Date”). In determining the net asset value of each class of Shares, the Fund will value its investments as of the relevant Determination Date. The net asset value of each class of Shares of the Fund will equal, unless otherwise noted, the value of the total assets of the class of Shares (including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and its pro rata portion of any borrowings of the Fund), each determined as of the relevant Determination Date. The net asset values of Class S Shares, Class A Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class S Shares, Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Board has approved procedures pursuant to which the Fund will value its investments. The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Board oversees the Adviser’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in Portfolio Funds and Co-Investments in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”).

Real Asset Investments

Secondary Investments and Primary Investments in Portfolio Funds are generally valued based on the latest net asset value reported by the associated Portfolio Fund Manager as a practical expedient, in accordance with ASC 820. Generally, the valuation of interests in Portfolio Funds is based on the net asset value of that Portfolio Fund as reported by Portfolio Fund Managers. Valuation adjustments are recorded daily and are based on the net asset value from capital account statements distributed by Portfolio Fund Managers, which are generally received on a one-quarter period delay. Reported values are increased or decreased for subsequent contributions to or distributions from the Portfolio Fund.

The Adviser may also consider a number of factors when determining whether to adjust the valuations reported by a Portfolio Fund Manager with respect to a Portfolio Fund, such as:

•

Quarterly and audited annual financial statements of Portfolio Funds and individual statements provided by a Portfolio Fund. The Adviser is not required to adjust fair valuations (inclusive of accrual based performance fees) provided by Portfolio Funds.

•

Where an accrual based performance fee has not been incorporated in the fair valuation provided by the Portfolio Fund Manager, a separate fair value analysis may be obtained from the Portfolio Fund Manager or prepared by the Adviser, and may include other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the Portfolio Fund Manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. The Portfolio Fund’s performance fee is then deducted from the valuation.

•

Where financial statements of a Portfolio Fund are prepared on a basis other than US GAAP, the Adviser may assess if the valuation methodology employed is equivalent to US GAAP, or if an adjustment is necessary. In the case of non-US GAAP financial statements (such as IFRS, UK GAAP, Irish GAAP or French GAAP), the Adviser may review the valuation policies and procedures of a Portfolio Fund with the Portfolio Fund Manager to allow the Adviser to conclude whether a Portfolio Fund valuation is US GAAP equivalent, and therefore whether no adjustment is required. Where Portfolio Fund financial statements are prepared on a basis inconsistent with US GAAP, the Adviser may review separately negotiated fair value statements or determine a fair valuation through discussion with the applicable Portfolio Fund Manager.

•

Where the Portfolio Fund’s measurement date is at a non-quarter end, net asset value may be adjusted for cash flows through the applicable reporting date. Where distributions are in excess of the Portfolio Fund’s valuation, the valuation will not be reduced below zero. The valuation may be adjusted to reflect the residual value in the Portfolio Fund, depending on materiality.

•	In addition, the Adviser expects to engage in the following processes as it deems necessary:

o	Representation in certain cases on the advisory board and/or valuation committee of the Portfolio Fund.

o	Attendance of the Portfolio Fund Manager annual meetings.

o	Ongoing dialogue with the Portfolio Fund Manager, including performance reviews of the Portfolio Fund’s underlying portfolio companies.

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

Determining the fair value of investments for which market values are not readily available is necessarily subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Adviser should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Generally, the valuation of interests in Portfolio Funds is based on the net asset value of that Portfolio Fund as reported by the Portfolio Fund Managers. Similarly, many Co-Investments are generally valued based on the valuation information provided by the lead or sponsoring private investors or Sub-Adviser, and the Adviser expects that Co-Investments will generally be valued at the net asset value reported by the Portfolio Fund Manager, lead or sponsoring private investor or Sub-Adviser as a practical expedient in accordance with ASC 820. Reported values are increased or decreased for subsequent contributions to or distributions from the

Portfolio Fund. Additionally, valuations may be adjusted daily based on changes in indices of asset managers that the Adviser believes to be relevant, and the Fund may use an independent third-party valuation agent to assist with the valuation of these investments. In general, it is anticipated that such valuation information from these Portfolio Fund Managers or from lead or sponsoring private investors or the Sub-Adviser will generally not be available until 60 days or more after each quarter-end, especially pending receipt of audited financial information. Therefore, the most recently provided valuation information about these Co-Investments and Portfolio Funds for purposes of calculating the Fund’s daily net asset value may be adjusted by the Adviser pursuant to the Fund’s valuation procedures to estimate the fair value, on a daily basis, of the interests in such Portfolio Funds, as described below. To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of an investment, the Adviser will make a fair value determination of the value of the investment.

In addition, the Adviser and the Sub-Adviser (with respect to the Sub-Adviser Assets) will conduct due diligence reviews of the valuation methodology used by each Portfolio Fund or lead or sponsoring real asset investor, as applicable. To keep abreast of each Portfolio Fund’s activities, the Adviser and the Sub-Adviser (with respect to the Sub-Adviser Assets) will review their periodic reports as well as the reports of the underlying portfolio companies in which the Portfolio Funds invest, to the extent which such underlying company reports are made available. The Adviser will review any additional information provided by the Sub-Adviser with respect to investments made out of the Sub-Adviser Assets. The Adviser, in collaboration with the Sub-Adviser (as deemed appropriate) monitors the continuing appropriateness of the valuation methodology being used for the Fund’s investments.

Prospective investors should be aware that there can be no assurance that the valuation of interests in Portfolio Funds or Co-Investments as determined under the procedures described above will in all cases be accurate to the extent that the Fund and the Adviser do not generally have access to all necessary financial and other information relating to the Portfolio Funds or Co-Investments to determine independently the net asset value of the Fund’s interests in those Portfolio Funds or Co-Investments. The results of the Adviser’s fair valuation of securities whose market value is not readily ascertainable will be based upon the Adviser’s assessment of the fair value of such securities and their issuers on the recommendation of the Adviser and, therefore, are the result of the Board’s interpretation.

Investments valued at fair value by the Adviser will be subject to a new valuation determination upon the next daily valuation of the Fund. The Adviser will periodically review its valuation determinations with the Fund’s auditor and respond to any inquiries by such auditor regarding the Adviser’s valuation methodologies.

Liquid Investments

Securities for which market quotations are readily available are generally valued at their current market value.

Shares of open-end investment companies, including money market funds, are valued at their respective net asset values. Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows. Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Fund from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

If they are traded on a Determination Date, equity securities that are listed or traded on a national exchange will be valued at the last quoted exchange price. Likewise, equity securities that are traded on NASDAQ will be valued at the NASDAQ official closing price if the securities are traded on the Determination Date. If securities are listed on more than one exchange, and if the securities are traded on the Determination Date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the Determination Date, the Fund will value the securities at the last reported sale price. If the equity security is traded a few days each month and the Adviser believes such price no longer represents the fair market value, the Adviser may elect to value the security at fair value pursuant to the procedures adopted by the Board. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

Real Asset Investments and Other Fair Value Considerations

On a daily basis, for Real Asset Investments for which no market quotations are available (other than interests in Portfolio Funds and certain Co-Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of Real Asset Investments (other than interests in Portfolio Funds and certain Co-Investments, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.

In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Fund’s valuation procedures, which may include: (i) market clearing transaction activity; (ii) pending sales and potential exit transactions, including (a) any sales price in a letter of intent, offer letter or term sheet, (b) the company’s total enterprise price or (c) information from an investment bank during an initial public offering; (iii) market comparable valuations accounting for the (a) relevance of earnings metrics, (b) maintainability of performance, (c) reliability of financial information or (d) quality of market-based data; (iv) discounted cash flow analysis (“DCF”), (v) liquidation analysis (cost approach); (vi) duration, yield, fundamental analytical data, the Treasury yield curve, or credit quality; or (vii) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may use an independent valuation firm to assist with the fair valuation of the Fund’s investments. The Adviser may also utilize independent third-party valuations if such valuations are deemed reliable.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at net asset value at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

ELIGIBLE INVESTORS

Shares are being offered only to investors that are U.S. persons for U.S. federal income tax purposes.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PLAN OF DISTRIBUTION

Distributor

J.P. Morgan Institutional Investments Inc., with its principal place of business at 270 Park Avenue, New York, NY 10017, acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Neither JPMII nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, JPMII shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify JPMII and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

JPMII may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

JPMII is a broker-dealer whose purpose is to distribute JPMorgan Chase managed or affiliated products. JPMII provides services to JPMorgan Chase affiliates. JPMII has not and will not make any recommendation regarding, and will not monitor, any investment and will not present an investment strategy or product to an investor or a prospective investor that is a retail customer. A retail customer is any natural person, or the legal representative of such person, who receives a recommendation of any securities transaction or investment strategy involving securities from a broker-dealer and uses the recommendation primarily for personal, family, or household purposes. Furthermore, JPMII does not collect the information necessary to determine, and JPMII does not engage in a determination regarding, whether an investment in the strategy or product is in the best interests of, or is suitable for, any prospective investor. You should exercise your own judgment and consult with your own investment professional to determine whether it is advisable for you to invest in any JPMorgan Chase strategy or product, including Shares of the Fund. Please note that JPMII will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment the Shares, contact your own investment professional.

JPMII will not sell Shares directly to retail customers (as defined above) or have a relationship with you (including if you exit a relationship with a participating broker-dealer or other intermediary), and you should consult with your participating broker-dealer or your investment professional as to the suitability to you of an investment in the Shares. Before making your investment decision, please consult with your investment professional regarding your account type and the classes of common stock you may be eligible to purchase.

Distribution Fee and Servicing Fee

The Fund has adopted a Distribution Plan for its Class S Shares and Class A Shares to pay to JPMII a Distribution Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class A Shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class S Shares and Class A Shares pay a Distribution Fee to JPMII at an annual rate of 0.75% and 0.50%, respectively, based on the aggregate net assets of the Fund attributable to such class. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution Fee attributable to its Shareholder accounts then JPMII may retain such monies or JPMII will waive such fees or return such monies to the Fund. The Distribution Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.

Class I Shares are not subject to any Distribution Fee and do not bear any expenses associated therewith.

JPMII reserves the right to not pay Rule 12b-1 fees to a financial intermediary if 12b-1 fee payments for a given month are deemed to be de minimis. JPMII currently adheres to a $25.00 de minimis threshold but reserves the right to change that threshold from time to time.

JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, administrative and other related services (including Shareholder liaison services such as responding to inquiries from Shareholders and providing Shareholders with information about their investments in the Fund, as well as sub-administration, sub-transfer agency, sub-accounting and other Shareholder services associated with Shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents). If a financial intermediary does not accept payment of all or a portion of the Servicing Fee attributable to its Shareholder accounts then JPMII will retain such monies. The Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment.

Payments to Financial Intermediaries

The Adviser, or its affiliates, including JPMII, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Additional Shares

Immediately following the commencement of the public offering, certain investors received additional Class I Shares at no additional cost in connection with such investors’ purchases of Class I Shares (the “Additional Class I Shares”). The Additional Class I Shares have the same rights as other Class I Shares. All payments for the Additional Class I Shares were made from the assets of the Adviser and/or its affiliates and not from the assets of the Fund. No Additional Class I Shares are being offered or issued in connection with this public offering of Shares.

The Additional Class I Shares may have created an incentive for investors to invest additional amounts in Class I Shares of the Fund during the private offering phase. Because the Adviser’s Advisory Fee is based on the value of the Fund’s net assets calculated and accrued daily, and payable monthly, any Additional Class I Shares will increase net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs of the Adviser and/or its affiliates associated with contributing the proceeds to purchase these Additional Class I Shares. As with repurchase requests by other Shareholders, repurchase requests related to Additional Class I Shares could have a significant negative impact on the Fund, including on the Fund’s liquidity.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. JPMII acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. JPMII is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through JPMII. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $25,000 with respect to Class S Shares and Class A Shares, and except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $100,000. The minimum additional investment in the Fund by any investor in Class S Shares and Class A Shares is $100 and in Class I Shares is $2,500, except for additional purchases pursuant to the dividend reinvestment plan. Investors purchasing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial Intermediaries may impose higher minimums.

The Board reserves the right to accept lesser amounts below these minimums for JPM Employees and vehicles controlled by such JPM Employees. Shares are generally offered for purchase on a daily basis at the NAV per Share on that date.

The minimum initial and additional investments may be reduced by either the Fund or JPMII in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or JPMII, the investor’s holdings in other funds affiliated with the Adviser or JPMII, and such other matters as the Adviser or JPMII may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or JPMII in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or JPMII, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or JPMII, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.

Class S Shares and Class I Shares are continuously offered on a daily basis at a price per share equal to the NAV per share for such class. Class A Shares are continuously offered on a daily basis at a price per share equal to the NAV per share plus any applicable sales load.

Upon the commencement of the public offering, Shares will generally be offered for purchase daily on any day the NYSE is open for business. Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following business day. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

CHOOSING A CLASS OF SHARES

Each class of Shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you, with the assistance of your financial intermediary, to choose the available class that best meets your needs. You should read this section carefully and consult with your financial intermediary to determine which class of Shares is best for you. Factors you should consider in choosing a class of Shares include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund Shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the class of Shares;

•	The services that will be available to you;

•	The amount of compensation that your financial intermediary will receive; and

•	The advantages and disadvantages of each class of Shares.

Please read this prospectus carefully, and then, with the assistance of your financial intermediary, select the class of Shares most appropriate for you and decide how much you want to invest. Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales fee charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase. A financial intermediary may receive different compensation based on the class of Shares sold.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charge and do not bear any Distribution Fee. The Distribution Fee is applicable to Class S Shares and Class A Shares and will reduce the net asset value or distributions of the other classes of Shares. If you are eligible to purchase Class S Shares and Class A Shares but not Class I Shares, then you should consider that Class S Shares have no upfront sales charge or contingent deferred sales charge, but have a higher annual Distribution Fee than Class A Shares (and financial intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine for Class S Shares). Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the class of Shares under consideration or with respect to the type of account in which the Shares will be held.

Additional Information that Applies to All Accounts: If your identity or the identity of any other person(s) authorized to act on your behalf cannot be verified, or if potentially criminal activity is identified, the J.P. Morgan Funds and JPMII reserve the right to reject opening an account for you, close your account, or take such other action they deem reasonable or required by law.

Shares of the Fund have not been registered for sale outside of the United States. Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes.

	Class A	Class S	Class I
Eligibility[1]	May be purchased by the general public through a financial intermediary.	May be purchased by the general public through a financial intermediary.

May be purchased by:

1) Institutional investors who meet the minimum investment requirement;

2) Group Retirement Plans[2];

3) Financial Intermediaries or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers;

4) Brokerage program of a Financial Intermediary that has entered into a written agreement with JPMII to offer such shares (“Eligible Brokerage Program”);

5) Employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds (as defined below)[3]; or

6) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130.

Minimum Investment[1],	$25,000 for the Fund	$25,000 for the Fund	$1,000,000 – An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

	Class A	Class S	Class I

Minimum Subsequent Investments[1]	$100	$100	$2,500

Systematic Investment Plan	Yes	Yes	Yes

Front-End Sales Charge (refer to Sales Charges and financial intermediary Compensation Section for more details)	Up to 2.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $250,000 or more.	None	None

Early Repurchase Fee	2.00%	2.00%	2.00%

Contingent Deferred Sales Charge (CDSC) (refer to “Sales Charges and financial intermediary Compensation Section” for more details)	On purchases of $250,000 or more: • 1.00% on redemptions made within 18 months after purchase. Waived under certain circumstances.	None	None

Distribution (12b-1) Fee	0.50% of the average daily net assets.	0.75% of the average daily net assets.	None

Servicing Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.

Redemption or Repurchase Fee	None	None	None

1

Financial intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

2

Group Retirement Plans refer to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and 1) Shares must be held at a plan level or 2) Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, group annuity separate accounts offered to retirement plans and non-qualified deferred compensation plans. Group Retirement Plans do not include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans.

3

Must be purchased directly from the Fund or on approved JPMorgan Chase & Co. affiliated platforms. Employees for this purpose include officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of J.P. Morgan Funds or JPMorgan Chase and its subsidiaries and affiliates. Approved affiliated platforms may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase Shares of the Fund. In addition, it describes the types of compensation paid to financial intermediaries for the sale of Shares and related services. The Fund and/or JPMII reserve the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A Shares of the Fund, see below, visit www.jpmorganfunds.com or call the Transfer Agent at (877) 753-6353. You may contact your financial intermediary about the reduction, elimination or waiver of sales charges. You may also contact your financial intermediary about any commissions charged by them on your purchase of Class I Shares or Class S Shares.

Class A Shares

The public offering price of Class A Shares is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your financial intermediary and JPMII as shown in the tables below, except if JPMII, in its discretion, re-allows the entire amount to your financial intermediary. In those instances, in which the entire amount is re-allowed, such financial intermediaries may be deemed to be underwriters under the Securities Act.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to financial intermediaries, any finder’s fees paid to financial intermediaries and any applicable contingent deferred sales charge (“CDSC”). Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Finder’s Fee as a % of your Investment[1]	CDSC as a % of your Redemption[1,2]
Less than or equal to $100,000	2.25	0.00	0.00
$100,000.01 to $249,999.99	1.75	0.00	0.00
$250,000 or more	0.00	1.00	0-18 Months 1.00

1

JPMII or its affiliates pays any finder’s fee to your financial intermediary. JPMII or its affiliates may withhold finder’s fees with respect to short-term investments. See “Financial Intermediaries” in the Statement of Additional Information for more information.

2	Please see the “Exchanging Shares of the Fund” section for details regarding CDSC and exchanges.

Class I and Class S Shares

There is no sales charge, commission or CDSC charged by the Fund associated with Class I Shares or Class S Shares, however there may be charges imposed by your financial intermediary.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase.

The amount of the sales charge will be calculated based on the higher of (a) the market value of your qualified holdings as of the last calculated NAV prior to your investment, provided that, in either case, the value will be reduced by the market value on the applicable redemption date of any shares you have redeemed. Depending on their operational capabilities, Financial Intermediaries may utilize one or both of the methods described above so your holdings could be valued differently depending on where you hold your shares.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by your financial intermediary, and you must inform your financial intermediary that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay JPMII the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or JPMII will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings:

Class A Shares, Class S Shares, and Class I Shares (only when used in advisory programs for Class I Shares) of the J.P. Morgan interval funds that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act, including the Fund (each such interval fund, a “J.P. Morgan Fund”);

Qualifying Accounts:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different financial intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your financial intermediary if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain financial intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings. Please check with your financial intermediary to determine whether the financial intermediary makes these privileges available with respect to investments.

To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges, call the Transfer Agent at (877) 753-6353. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the Shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.

Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you redeem Shares of the Fund you received in connection with the plan of reorganization.

4.

Acquired through financial intermediaries or financial institutions that have entered into dealer agreements with the Fund or JPMII and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Shares of the Fund). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code)

5.

Acquired through financial intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with JPMII, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services. Acquired through financial intermediaries who have entered into an agreement with JPMII and have been approved by JPMII to offer Shares of the Fund to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor. These programs may or may not charge a transaction fee.

To determine if you qualify for a sales charge waiver, call the Transfer Agent at (877) 753-6353 or contact your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A Shares are subject to a CDSC. See “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because JPMII, the Fund, the Transfer Agent and your financial intermediary may not maintain such information.

If you received Shares of the Fund in connection with a J.P. Morgan Fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A Shares and CDSC

No CDSC is imposed on redemptions of shares:

1.

Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, JPMII must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

2.

That represent a required minimum distribution from your individual retirement account (“IRA Account”) or other qualifying retirement plan. The waiver only applies to the pro rata required minimum distribution amount from the assets invested in one or more of the J.P. Morgan Funds.

3.

That are part of a J.P. Morgan Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Shares of the Fund you received in connection with the Fund-initiated event.

4.

Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. See “Exchanging Shares of the Fund” for more information.

5.	Sold as a return of excess contributions from an IRA Account.

6.	Sold to pay JPMII or a financial intermediary account-related fees (only if the transaction is initiated by JPMII or the financial intermediary).

To see if you qualify for a CDSC waiver, call the Transfer Agent at (877) 753-6353 or contact your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Distribution Fee

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A Shares and Class S Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. The Distribution Fees are paid by the Fund to JPMII as compensation for its services and expenses in connection with the sale and distribution of Shares of the Fund. JPMII in turn pays all or part of these Distribution Fees to financial intermediaries that have agreements with JPMII to sell shares of the Fund. JPMII may pay Distribution Fees to its affiliates. Payments are not tied to actual expenses incurred.

The Distribution Fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Distribution Fee (Annual Rate)
Class A	0.50%
Class S	0.75%
Class I	None

Because Distribution Fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the shares are purchased. With respect to Class A Shares transactions, for purchases at NAV where JPMII paid a finder’s fee at the time of the purchase, the selling financial intermediary will start to receive the applicable Distribution Fee in the 13th month after the sale and JPMII will retain the Distribution Fees during such period, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased.

Servicing Fees

JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, administrative and other related services (including Shareholder liaison services such as responding to inquiries from Shareholders and providing Shareholders with information about their investments in the Fund, as well as sub-administration, sub-transfer agency, sub-accounting and other Shareholder services associated with Shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents). If a financial intermediary does not accept payment of all or a portion of the Servicing Fee attributable to its Shareholder accounts then JPMII will retain such monies. The Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment.

EXCHANGING SHARES OF THE FUND

The exchange privilege may be exercised only in those states where the shares of the exchanged and acquired J.P. Morgan Fund may be legally sold. All exchanges discussed herein are made at the net asset value of the exchanged shares, except as provided below. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. All exchanges are based upon the net asset value that is next calculated after the

J.P. Morgan Fund receives an order, provided the exchange out of one J.P. Morgan Fund must occur before the exchange into the other J.P. Morgan Fund. Therefore, in order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the J.P. Morgan Fund that is being exchanged into and the J.P. Morgan Fund is being exchanged out of, otherwise, the exchange will occur on the following business day on which both J.P. Morgan Funds are open. The J.P. Morgan Funds do not impose a charge for processing exchanges of shares. However, a sales charge may be payable in the following circumstances:

a)	Shareholders owning other classes of a J.P. Morgan Fund will pay a sales charge if they exchange their shares for Class A shares and they do not qualify for a sales charge waiver.

b)

Shareholders owning Class A shares of a J.P. Morgan Fund will pay a sales charge if they exchange their Class A shares for Class A shares of another J.P. Morgan Fund and the J.P. Morgan Fund from which they are exchanging did not charge a sales charge, but the J.P. Morgan Fund into which they are exchanging does. In connection with the foregoing, shareholders would pay the sales charge applicable to the J.P. Morgan Fund into which they are exchanging.

c)

If a Shareholder exchanges Class S Shares of a J.P. Morgan Fund for Class S Shares, respectively, of another J.P. Morgan Fund, the Shareholder will not pay a sales charge at the time of the exchange, however:

i.	The current holding period for the shareholder’s exchanged Class S Shares, is carried over to the new shares.

Inter-fund Exchanges Across J.P. Morgan Funds: An exchange is selling shares of the Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund in conjunction with semi-annual repurchases made by the Fund. Before making an inter-fund exchange request for another J.P. Morgan Fund, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com.

The following rules and procedures apply to inter-fund exchanges across J.P. Morgan Funds:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the applicable J.P. Morgan Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•

All exchanges are based upon the net asset value that is next calculated after a J.P. Morgan Fund receives your order, provided the exchange out of one J.P. Morgan Fund must occur before the exchange into the other J.P. Morgan Fund.

•

Rather than tendering shares for cash, the Shareholder would elect to have the dollar value of those Shares accepted for purchases of shares of the other J.P. Morgan Funds. Such exchanges for shares of other J.P. Morgan Funds must occur in conjunction with semi-annual repurchases made by the Fund and will be subject to the repurchase offer risks, such as the risk that shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer, that are described in the Prospectus. See “Risks –There are risks associated with repurchase offers.”

•

A shareholder that exchanges into shares of a J.P. Morgan Fund that accrues dividends daily will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a J.P. Morgan Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•	Any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the applicable J.P. Morgan Fund and/or its shareholders to accept the exchange.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares of a J.P. Morgan Fund that are subject to a CDSC for Class A Shares of another J.P. Morgan Fund, you will not pay a CDSC at the time of the exchange, however, your new Class A Shares will be subject to the CDSC of the J.P. Morgan Fund from which you exchanged.

Intra-Fund Exchanges: Shares of one class of the Fund may be exchanged at any time, at a Shareholder’s option, directly for Shares of another class of the Fund, provided that the Shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such Shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels is described under “Purchasing Shares” above. Shares of one class of the Fund will be exchanged for Shares of a different class of the Fund on the basis of their respective NAV. Ongoing fees and expenses incurred by a given class of Shares will differ from those of other classes of Shares, and a Shareholder receiving new Shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange.

Tax Consequences on Exchanges

Generally, an exchange by a Shareholder of Shares of the Fund for Shares of another J.P. Morgan Fund is considered a sale for U.S. federal income tax purposes and would result in the recognition of capital gain or loss for U.S. federal income tax purposes. An exchange between different classes of Shares of the Fund generally would not be taxable for U.S. federal income tax purposes. You should talk to your tax advisor before making an exchange.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

SHAREHOLDER STATEMENTS

The Fund or your financial intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your financial intermediary may have a different cut-off time. The Fund will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

If you have any questions or need additional information, please write to the Fund at 277 Park Avenue, New York, New York 10172 or visit www.jpmorganfunds.com.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company with limited operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By purchasing Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Adviser and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

The Fund is a closed-end interval fund. We do not intend to list our Shares on a securities exchange and we do not expect there to be a public market for our Shares. Instead, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, we will make periodic offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. As a result, if you purchase our Shares, your ability to sell your Shares will be limited.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a semi-annual basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each semi-annual repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second semi-annual period after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier date as the Board may determine).

Written notification of each semi-annual repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”), although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date.

When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a Shareholder’s repurchase request is due.

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•

The procedures by which Shareholders may tender their Shares, the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline, and the amount of any repurchase fees that may be charged.

•	For Shares held in “street name,” any additional procedures from the financial intermediary a shareholder must follow, as applicable.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice must be included in a shareholder report or other Fund document. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will generally be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.

The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed under “Net Asset Valuation.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.jpmorganfunds.com.

You may tender all of the Shares that you own. If you are a participant in the Fund’s distribution reinvestment plan and tender Shares that you own, it will impact your participation in the distribution reinvestment plan. See “Distribution Reinvestment Plan.”

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares (either by number of shares or aggregate NAV). In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares (in the aggregate across all share classes) tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular semi-annual period, increasing the likelihood of proration.

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of the Independent Trustees. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Additionally, to the extent we seek to participate in a repurchase program of any portfolio company in which we invest, the amount that we tender in such repurchase offers may not be fully accepted by the portfolio company, which may affect our liquidity. In order to provide potential liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to liquid assets, including bonds, syndicated loans, cash, cash equivalents or other liquid investments. We may fund repurchase requests from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $500. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $500, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV.

Payment for repurchased Shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

Early Repurchase Fee

A 2.00% Early Repurchase Fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a FIFO “first-in, first-out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will not apply to Shares acquired through the DRIP ,and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iii) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of the class of shares they hold.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (ii) continued ownership of the Shares by such Shareholder may subject the Fund or any Shareholders to an undue risk of adverse tax consequences; or (iii) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares. Mandatory redemptions will be conducted consistent with Rule 23c-2 under the 1940 Act.

CERTAIN ERISA CONSIDERATIONS

Employee benefit plans and other plans and entities that are subject to Title I of ERISA and/or Section 4975 of the Code, including corporate savings and 401(k) plans, IRAs and “Keogh” plans (each, a “Benefit Plan”) may purchase Shares. ERISA and the Code impose certain general and specific responsibilities on persons who are fiduciaries with respect to a Benefit Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan that becomes a Shareholder, solely as a result of the Benefit Plan’s investment in the Fund.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through a Benefit Plan.

DISTRIBUTIONS

The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code. To qualify and remain eligible for the preferential tax treatment accorded to RICs under the Code, the Fund is required and intends to distribute at least 90% of its “investment company taxable income” (as defined below in “Material U.S. Federal Income Tax Considerations—Election to be Taxed as a RIC”) to Shareholders in each taxable year. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Co-Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be provided to Shareholders via their financial intermediaries. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal income tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund operates under a DRIP administered by the Transfer Agent. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the daily closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Shares purchased from the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent thirty (30) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Transfer Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state, local or non-U.S. income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to JPMorgan Real Assets Dedicated Fund c/o SS&C GIDS, Inc. P.O. Box 219125, Kansas City, MO 64121-9125. Certain transactions can be performed by calling the toll free number (877) 753-6353.

DESCRIPTION OF SHARES

The Fund is a newly organized Delaware statutory trust formed on April 22, 2026. The Fund currently offers three classes of Shares: Class S Shares, Class A Shares and Class I Shares. The Fund relies upon an exemptive order from the SEC that permits the Fund to offer multiple classes of shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

Prior to the public offering of the Shares, the Adviser (and certain of its affiliates) and other unaffiliated investors may purchase Shares of the Fund pursuant to private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) and analogous exemptions under state securities laws (together, the “Initial Capitalization”). Shares issued during the Initial Capitalization will be offered exclusively to investors that qualify as “accredited investors” as defined under Rule 501(a) of Regulation D of the Securities Act. Following the Initial Capitalization, such investors will own 100% of the outstanding Class I Shares. The Fund has invested and will continue to invest the proceeds from the Initial Capitalization in a portfolio of Real Asset Investments in accordance with the Fund’s investment objective and guidelines as described in this Prospectus.

The following table shows the amounts of Shares that have been authorized and outstanding as of [    ]:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	[ ]
Class A Shares	Unlimited	[ ]
Class I Shares	Unlimited	[ ]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other purchase rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-Laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Fund or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) unless a demand is not otherwise required under (i) above, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisers in considering the merits of the request and Shareholders making such request must reimburse the Fund for the expense of any such adviser if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in good faith and shall be binding upon the Shareholders. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

Upon the dissolution and wind up of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation Shareholders subject to the alternative minimum tax, tax-exempt organizations, banks and other financial institutions, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or state, local, or non-U.S. tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in Portfolio Funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. Unless otherwise noted, this discussion is limited to U.S. Shareholders (as defined below) that hold the Fund’s Shares as capital assets (within the meaning of the Code) and does not address owners of a Shareholder. An investment in the Fund by a Non-U.S. Shareholder (as defined below) may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. This discussion is based upon the Code, the U.S. Treasury regulations promulgated thereunder, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•

a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a “Non-U.S. Shareholder” is a beneficial owner of Shares in the Fund that is not a U.S. Shareholder and not a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Prospective investors are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

The Fund will elect to be treated, and intends to operate in a manner so as to continuously qualify in each taxable year thereafter, as a RIC under the Code. The Fund will make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to corporate-level U.S. federal income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its “investment company taxable income” (which generally is the Fund’s net ordinary taxable income and recognized net short-term capital gains in excess of recognized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

Qualification and Taxation as a RIC

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is the Fund’s recognized net long-term capital gain in excess of recognized net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate tax rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders. Notwithstanding this general treatment, the Fund generally would be subject to corporate-level U.S. federal income tax on any amounts of “built-in gain” with respect to all or a portion of the assets held by the Fund at the effective time of its election to be taxable as a RIC (i.e., at the commencement of its public offering) to the extent treated as acquired from a taxable corporation (or from a partnership, to the extent that such built-in gain is allocable, directly or indirectly, to a taxable corporation) (“C Corporation Seed Assets”) and recognized during the five-year period from the start of the Fund’s first taxable year as a RIC. The Fund expects that it will hold some C Corporation Seed Assets at the effective time of its election to be taxable as a RIC. The Fund expects to make an election to recognize gain at such time to the extent of any unrealized appreciation in such C Corporation Seed Assets (a “deemed sale election”), in which case any “built-in gain” on which the Fund would otherwise be required to pay corporate-level U.S. federal income tax will be eliminated. Other than with respect to assets for which a deemed sale election is made, the Fund expects to have “built-in gain” when it makes its election to be treated as a corporation, which is intended to be treated as a transaction governed by Section 351 of the Code. Such “built-in gain” may cause the Fund to recognize greater gain upon a subsequent disposition of such assets (and therefore cause the Fund to distribute more taxable gain to its Shareholders) than would be the case if the Fund had acquired such assets in a taxable transaction.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible U.S federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-level U.S. federal income tax for the taxable year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirements for a particular year, the Fund will need to receive certain information from the Portfolio Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirements. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax or U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will owe the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements. The Fund generally intends to avoid the imposition of the 4% excise tax, but no assurances can be given in this regard and the Fund reserves the right to pay the excise tax in certain circumstances. In connection with the Adviser’s management of distributions, the Fund may carry over a portion of undistributed income from one calendar year to the next, which may be subject to the 4% excise tax.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	Have in effect an election to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

o

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

o

no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below – “Taxation of U.S. Shareholders.”

The Fund may hold investments, either directly or indirectly, including through the Portfolio Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the

Portfolio Funds) actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, including through the Portfolio Funds, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, including through the Portfolio Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Portfolio Funds, including as described below under the heading “Non-U.S. Investments, Including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect. See “The Fund’s Investments” below for more detail.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net long-term capital losses (i.e., recognized net long-term capital losses in excess of recognized net short-term capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In the event that the circumstances described in the preceding two paragraphs apply, in order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits applicable to RICs and, thus, become subject to corporate-level U.S. federal income tax (and any applicable state and local taxes) on all of its net income.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Portfolio Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on common shares in certain circumstances. Limits on the Fund’s payments of dividends on common shares may prevent the Fund from meeting the Annual Distribution Requirements and/or the Excise Tax Distribution Requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Failure to Qualify as a RIC

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to pay corporate-level U.S. federal income tax on any unrealized gain in its assets, as of the first day of its first taxable year requalifying as a RIC, that the Fund recognizes in the subsequent five-year period unless the Fund elects to recognize gain to the extent of any such unrealized gain in a deemed sale upon requalification as a RIC.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes, to the extent paid from the Fund’s current or accumulated earnings and profits, would be treated as dividends and, subject to certain limitations under the Code, would generally be subject to U.S. federal income tax at the preferential rates applicable to the qualified dividend income of individuals and other non-corporate U.S. Shareholders. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction with respect to such dividends paid by the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC in each taxable year.

The Fund’s Investments

General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the character of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. These rules could therefore affect the amount, timing and tax characterization of distributions to Shareholders. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Investments in Pass-Through Entities

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any entity (including any Portfolio Fund or Co-Investment) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership taxable as a corporation).

An entity treated as a partnership for U.S. federal income tax purposes in which the Fund invests may face financial difficulties that could require the Fund to work out, modify or otherwise restructure its investment in such entity. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Investments in Blocker Corporations

In order to comply with the RIC rules or for other reasons, the Fund may hold investments through one or more U.S. or non-U.S. corporations (or other entities treated as a corporation for U.S. federal income tax purposes, each, a “Blocker”), which would be subject to entity-level U.S. federal income tax at regular corporate rates on their taxable income. The Fund will indirectly bear any U.S. federal income taxes imposed on such Blocker, which taxes may exceed the amount of tax a Shareholder might have paid had it held such investment directly and not through the Fund and which may also reduce the amount of the Fund’s income available for distribution.

Securities and Other Financial Assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Original Issue Discount

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as zero-coupon securities, debt obligations with PIK interest, contingent payments or, in certain cases, increasing interest rates or debt obligations that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code and/or the Excise Tax Distribution Requirements.

Market Discount

In general, the Fund will be treated as having acquired a debt obligation with market discount if its stated redemption price at maturity (or, in the case of a security issued with OID, its adjusted issued price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any debt obligations acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Below Investment Grade Instruments

The Fund may invest in debt obligations that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Equity Investments

The Fund may hold certain securities that are treated as equity interests in a corporation for U.S. federal income tax purposes, such as preferred stock with redemption or repayment premiums or, possibly, equity in a PFIC (as further described below in “—Non-U.S. Investments, Including PFICs and CFCs”). Adjustments to the conversion ratios of convertible stock and the existence of redemption premiums may give rise to deemed dividend income without the Fund receiving any cash, which could complicate the Fund’s ability to satisfy the Annual Distribution Requirement and Excise Tax Distribution Requirements.

Non-U.S. Investments, Including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “—Qualification and Taxation as a RIC” above. The Fund’s ability to make either election may be subject to restrictions that limit the availability of the benefit of these elections.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the taxable year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar. Under Section 988 of the Code, the Fund may be required to treat gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pays such expenses or liabilities as ordinary income or loss. Similarly, gains or losses on certain foreign currency forward contracts, the disposition of debt instruments denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares for beneficial owners that are U.S. Shareholders (as defined above). If you are not a U.S. Shareholder, this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. Prospective investors should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

The Fund ordinarily expects to declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s recognized net long-term capital gains in excess of recognized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in kind, as well as the specific tax consequences of owning and disposing of any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its recognized net long-term capital gains in excess of recognized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to Shareholders of some or all of its net capital gain.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain

“extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.

U.S. Shareholders that have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. federal backup withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a portion of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares are substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Form 1099-DIV (or successor form), identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (which generally is recognized net long-term capital gain in excess of recognized net short-term capital loss). Such rates are lower than the maximum rate on ordinary income currently payable by individuals and other non-corporate taxpayers. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same rate. An individual or other non-corporate U.S. Shareholder with a net capital loss for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year and any net capital loss of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any amount of net capital loss against ordinary income, but may carry back such losses for three years or carry forward such losses for five years.

Income from Repurchases of Shares

In General. A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “—Sale or Exchange Treatment” and “—Distribution Treatment” below, be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Depending on which of these two treatments applies, a U.S. Shareholder’s realized gain or income (if any) is calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally is allowed to recognize a taxable loss to the extent that the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased.

The Fund generally expects to repurchase Shares for cash but retains the discretionary ability to repurchase Shares for securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund repurchasing Shares for securities in kind, as well as the specific tax consequences of owning and disposing of any securities actually received as payment in kind from the Fund for such repurchased Shares.

Sale or Exchange Treatment. In general, the tender and repurchase of Shares in the Fund should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares in the Fund, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any Shares in the Fund immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Investors

As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Under current law, amounts of income realized by the Fund that would be treated as unrelated business taxable income (“UBTI”) if realized by a tax-exempt Shareholder directly generally will not be attributed to the Fund’s tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Net Investment Income Tax

Individual and other non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification number or who otherwise fail to make required certifications, or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the U.S. Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares in the Fund in excess of $2 million or more (in the case of an individual or other non-corporate U.S. Shareholder) or $10 million or more (in the case of a corporate U.S. Shareholder) in any single taxable year, such U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisers regarding FATCA and whether it may be relevant to their ownership and disposition of Shares.

ALL PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CUSTODIAN

JPMorgan Chase Bank, N.A. serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 270 Park Avenue, New York, NY 10017.

ADMINISTRATION SERVICES

The Fund has entered into an Administration Agreement (“Administration Agreement”) with J.P. Morgan Investment Management Inc. under which the Administrator performs administration services for the Fund. Pursuant to the Administration Agreement, subject to the oversight of the Board, the Administrator performs or supervises all operations of the Fund (other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, the distribution agreement and the transfer agency agreement for the Fund). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Fund, and to furnish certain other services required by the Fund, subject to oversight of the Board. The Administrator prepares the financial statements and other information, which are filed with the SEC on a semi-annual basis and include annual reports, semi-annual reports and other financial or legal information, prepares federal and state tax returns and generally assists in all aspects of the Fund’s operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, the distribution agreement and the transfer agency agreement. The Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement, subject to oversight of the Board. JPMorgan Chase Bank, N.A. serves as the Fund’s sub-administrator (the “Sub-administrator”). The Administrator pays JPMorgan Chase Bank, N.A. a fee for its services as the Fund’s Sub-administrator. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.05% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.01% of the average daily net assets of the Fund over $25 billion. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.

The Administrator’s principal business address is 270 Park Avenue, New York, NY 10017.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

SS&C GIDS, Inc., whose principal business address is 1055 Broadway, Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend paying agent with respect to the Shares.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

The Fund will furnish to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 300 Madison Avenue, New York, NY 10017-6204.

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, DC 20001, serves as legal counsel to the Fund. Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, DE 19801, serves as special Delaware counsel to the Fund. No attorney-client relationship exists, however, between Simpson Thacher & Bartlett LLP, or Richards, Layton & Finger, P.A., and any other person solely by reason of such other person investing in the Fund.

JPMORGAN REAL ASSETS DEDICATED FUND

Class S Shares

Class A Shares

Class I Shares

PROSPECTUS

[ ], 2026

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED AUGUST 7, 2026

JPMORGAN REAL ASSETS DEDICATED FUND

Class S Shares

Class A Shares

Class I Shares

[   ], 2026

JPMorgan Real Assets Dedicated Fund (the “Fund”) is a non-diversified, closed-end management investment company with limited operating history. The Fund operates as an interval fund. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [   ], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, may be obtained without charge by calling 800-480-4111, by writing to the Fund at 277 Park Avenue, New York, New York 10172 or by visiting www.jpmorganfunds.com. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Senior Securities: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Real Estate: The Fund may purchase or sell real estate to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry; provided, however, that, under normal circumstances, the Fund will invest more than 25% of the value of its total assets at the time of purchase in the real assets group of industries.

1

The Fund has also adopted the following fundamental policies with respect to repurchase offers upon effectiveness of the Fund’s registration statement:

•	On a semi-annual basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from Shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act.

•

The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the Repurchase Offer.

•

Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

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With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the

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foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to Portfolio Funds. The Fund will, however, consider the investments held by Portfolio Funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries. For purposes of applying the Fund’s fundamental policy relating to concentration, investments in Portfolio Funds with a stated investment strategy of investing in infrastructure, real estate or other real assets will be classified as investments within the real assets group of industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board upon 60 days’ prior notice to Shareholders.

The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset Investments (as defined in the prospectus) is non-fundamental and may be changed by the Fund’s Board, upon 60 days’ prior written notice to Shareholders, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed.

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INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

•

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities.

•

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Liquid Investments. To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in a portfolio of short-term debt securities, unaffiliated and affiliated money market funds, affiliated mutual funds, cash and/or cash equivalents (“Liquid Investments”).The Fund’s use of the Liquid Investments is intended to (i) preserve principal, (ii) provide liquidity for capital to be eventually deployed by the Fund, and (iii) generate current income by investing in a portfolio of high-quality, short-term instruments.

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Convertible Securities. The Fund may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Warrants. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the holder loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce

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exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

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Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

•	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•

Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower

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interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

•	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•

Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Portfolio Funds that can be drawn at the discretion of the Portfolio Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Portfolio Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Portfolio Fund as the trade date for determining whether the purchase of the Portfolio Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule requires the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based

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leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding the Fund’s derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage the Fund’s aggregate derivatives risk and limit the Fund’s derivatives exposure. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” would be limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4).

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale

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price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

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Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

General Limitations on Certain Futures, Options and Swap Transactions. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which include weather, embargoes, tariffs, and health, political, international, and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for certain commodities investments, which may impair the Fund’s ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

The Adviser, with respect to the Fund, intends to file a notice claiming relief from registration as a “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Letter 12-38, the Adviser expects not to be subject to registration or regulation as a commodity pool operator, and the Fund expects not to be subject to regulation as a commodity pool, under the CEA. If the Adviser or the Fund becomes subject to these requirements for any reason, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Securities of other Investment Companies. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including BDCs) and unit investment trusts. The Fund also may invest in ETFs. Under the 1940 Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of

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the 1940 Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

SOFR Risk. Secured Overnight Financing Rate (“SOFR” is a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Hedging Risk. The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders.

Timberland-related Companies Risk.

An investment in the Fund is subject to certain risks associated with the ownership of timberland and timberland-related assets in general, including those described below:

Timberland and Timber-Related Assets. Portfolio Funds and other investors that invest in timberland and timber-related assets will have operating revenues that are dependent on prevailing market prices for wood

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products, which can fluctuate over time. Prevailing wood product prices are affected by changes in supply and demand, especially within a particular geographic area. Decreases in demand, increases in supply, or both, may reduce timber prices, which in turn may reduce an issuer’s or Portfolio Fund’s revenues and adversely affect an issuer’s or Portfolio Fund’s ability to make distributions, which may negatively affect the Fund’s returns.

The industries that use these various wood products drive the demand for them. Each market prices the product independently from the other markets. It is possible that all markets could deteriorate simultaneously, and negatively affect the ability of an issuer or Portfolio Fund to make distributions, which in turn may negatively affect the Fund’s returns.

The demand for most pine sawtimber depends on the level of construction, repair and remodeling activity occurring in the general economy. Interest rates and other local, national and international economic conditions affect the level of construction, repair and remodeling activity. A slowdown in construction and/or remodeling is likely to reduce demand for an issuer’s or Portfolio Fund’s timber, which may reduce an issuer’s or Portfolio Fund’s revenues, and, in turn, negatively affect the Fund. Wood substitutes and lower quality wood products may increasingly compete with higher quality sawtimber, which could also reduce demand for timber.

Demand for pulpwood is affected by the general level of economic activity. Pulpmill output is primarily sold to large retail sellers of paper products. In the event of a decline in paper usage, these retailers may reduce their demand on pulpmills, and the market for an issuer’s or Portfolio Fund’s pulpwood could be adversely affected. Additionally, if paper recycling were to become more widely practiced, reduced demand for new paper made from an issuer’s or Portfolio Fund’s pulpwood could result.

The number of timber sellers and the volume of timber available for sale determine the supply of timber. Historically, increases in timber prices have caused owners of timberlands to increase their timber cutting. An increase in supply may partly offset price increases.

Timber market. Changes in foreign or United States trade policies, including but not limited to tariffs or trading agreements with other countries affecting the cost of imported lumber, could negatively affect the market for an issuer’s or Portfolio Fund’s timber. An influx of Canadian lumber subsidized by the Canadian government could negatively affect the ability of an issuer or Portfolio Fund to sell its timber and negatively affect the ability of an issuer or Portfolio Fund to make distributions. Long-term oversupply sourced from any foreign timber suppliers could negatively affect the value of the timberland investments of an issuer or Portfolio Fund upon their disposition.

Saw logs and Pulpwood. Demand for saw logs and pulpwood is affected by various factors in the world economy, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending. Adverse conditions in the larger economy may result in lower investment in any or all of the markets in which an issuer or Portfolio Fund intends to sell its timber.

Wood Products. The extent of use of alternative building materials, such as steel and plastics, by the industries that use various wood products may affect the supply and demand for wood products. Decreases in demand may reduce timber prices, which in turn may reduce an issuer’s or Portfolio Fund’s revenues and affect its ability to make distributions, which may negatively impact the Fund’s returns.

Regulatory Risks. Timberland operations are subject to numerous federal, state and local laws and regulations, including but not limited to those relating to the environment, endangered species, forestry activities, and health and safety. The laws and regulations intended to protect threatened and endangered species, and other environmental laws and regulations, are stringent and could become more so in the future. A number of species indigenous to timberlands, such as the red cockaded woodpecker and the bald eagle,

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have been and in the future may be protected under the federal Endangered Species Act and similar state laws. The presence of protected species on or near an investment property may restrict timber harvesting, road building and other activities. The asset manager of an issuer or Portfolio Fund will have operations that are also subject to specialized statutes and regulations governing forestry operations, and to other environmental laws, some of which may in the future restrict harvesting, road building and other activities. There can be no assurance that current and future laws and regulations will not cause such asset manager and the issuer or Portfolio Fund to incur significant costs, damages, penalties and liabilities, or that they will not affect materially and adversely harvesting operations on such investment properties.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investment and on the Fund’s ability to meet its investment objective.

Real Estate Investments. Because real estate investments are relatively illiquid, an issuer or Portfolio Fund’s ability to promptly sell one or more timberland properties in its portfolio in response to changing economic, financial and investment conditions is limited. The real estate market is affected by many factors that are beyond the Fund’s control, including:

•	changes in international, national, regional and local economic and market conditions;

•	changes in interest rates and in the availability, cost and terms of debt financing;

•	changes in governmental laws and regulations, fiscal policies and zoning ordinances, and the related costs of compliance with laws and regulations, fiscal policies and ordinances;

•	costs associated with maintaining and managing properties;

•	changes in operating expenses; and

•	fires, hurricanes, earthquakes, floods and other natural disasters as well as civil unrest, acts of war and terrorism, each of which may result in uninsured losses.

In acquiring the investment properties, an issuer or Portfolio Fund may agree to lock-out provisions that materially restrict such issuer or Portfolio Fund from selling a specific investment for a period of time or impose other restrictions, such as limitations on the amount of debt that can be placed or repaid on that investment. These factors and any others that would impede an issuer’s or Portfolio Fund’s ability to respond to market opportunities could result in lower distributions than would be available if the issuer or Portfolio Fund and were able to quickly respond to such market opportunities, which may adversely affect the financial returns of the Fund.

Natural Disasters. Natural causes such as fire, insect infestation, bad weather, global climate shifts and other causes beyond the control of the asset manager of an issuer or Portfolio Fund and such issuer or Portfolio Fund may have an impact on the timing of harvests, or reduce the volume and value of timber harvested from the issuer’s or Portfolio Fund’s timberlands. This in turn may adversely affect the issuer’s or Portfolio Fund’s operations and financial condition.

For example, infestation by the southern pine beetle could necessitate the early harvesting of affected trees. Extreme drought conditions could reduce the survival rate of trees planted within a year of the drought conditions. Ice storms and hurricanes could necessitate the early or unplanned harvesting of affected trees. Prolonged periods of adverse weather could negatively affect the quality of the timber produced, negatively affecting the value of both the harvest and the residual value of an issuer’s or Portfolio Fund’s timberland. It is consistent with normal industry practices for an issuer or Portfolio Fund not to maintain insurance for any loss to its timber from natural disasters or other similar causes, but an asset manager of an issuer or Portfolio Fund may periodically review the costs and benefits of insurance products for portfolio timberlands.

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Agriculture/Farmland Related Companies

General. Investments in agriculture/farmland are subject to various risks, including but not limited to adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an issuer. Many of these risks could cause the value of agriculture/farmland investments to decline and negatively affect the Fund’s returns.

Capital Expenditures. An issuer expects to provide good faith projections of the capital needs of its agriculture/farmland investments, however, there can be no assurance that the capital needs of any investment from time to time will not exceed such estimates or that a property will generate sufficient cash flow to cover its capital needs.

Illiquid Investments. Generally, Real Estate Assets such as the agriculture/farmland investments expected to be made by an issuer or Portfolio Fund are illiquid in nature. The ability of an issuer to vary its investments in response to changes in economic and other conditions will be limited. There is risk that an issuer will be unable to realize its investment objectives through sale or disposition of a property at an attractive price or within any given period of time or will otherwise be unable to complete any exit strategy. In particular, these risks could arise from absence of an established market for a property, changes in the financial condition or prospects of prospective purchasers, changes in national or international economic conditions, and changes in laws, regulations or fiscal policies of jurisdictions in which the property is located. Furthermore, in some cases, an issuer may have certain contractual obligations to tenants or joint venture partners in connection with a sale or disposition that may limit or prohibit the ability to complete an exit strategy in a timely fashion. Any of the foregoing factors could limit the ability of an issuer to vary its investments rapidly in response to changes in economic and other conditions, which may negatively impact the Fund’s returns.

Environmental Regulations. Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances or petroleum products on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. In addition, the presence of, or the failure to remediate properly, such substances may adversely affect the owner’s ability to borrow using such real property as collateral or to sell such property. In connection with the ownership (direct or indirect), management and development of agriculture/farmland property, an issuer could be considered an owner or operator of the property and may be liable for removal or remediation costs, as well as certain other potential costs relating to such hazardous or toxic substances or petroleum products.

In particular, investors should be aware that commercial agriculture operators typically utilize fertilizers, pesticides, herbicides and other chemicals, and that an issuer will invest in properties where such materials have been used and lease such properties to operators who will use such materials.

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Although such an issuer’s properties are subject to environmental assessments, no assurances can be given that the environmental assessments reveal all environmental liabilities, or that an issuer has established adequate reserves for such liabilities, or that no prior owners created any environmental condition not disclosed in the environmental assessment for such property.

Insurance Coverage. Issuers will seek to maintain insurance coverage against liability to third parties for injury and property damage relating to the agriculture/farmland investments held by such issuer to in amounts commercially reasonable. However, the actual premiums and deductibles payable by an issuer may be substantially different from the premiums and deductibles such issuer may have projected for premiums and deductibles. Insurance against certain risks, such as earthquakes, floods, windstorms, biological agents or damage by terrorism, may be commercially unavailable, available in amounts that are less than the full market value or replacement cost of investment properties, subject to a large deductible or not economically insurable. In addition, there can be no assurance that the particular risks that are currently insurable will continue to be insurable on an economic basis. There is no guarantee that any insurer will pay the full amount of any claim, that the insurer will not dispute or refuse to pay on any claim of loss or that the insurer will be solvent or financially able to pay any claim, especially in the case of a catastrophic loss in one geographical area. Additionally, all of the properties owned by an issuer may be at risk in the event of an uninsured liability to third parties.

Litigation. The acquisition, ownership and disposition of agriculture/farmland carry certain specific litigation risks. Litigation may be commenced with respect to a property acquired by an issuer in relation to activities that took place prior to such issuer’s acquisition of such property, or in relation to the prior owner of the property. In addition, at the time of disposition of an individual property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such potential buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosure made, if such buyer is passed over in favor of another as part of an issuer’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue an issuer under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

Publicly Traded Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated

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to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Restricted Securities and Rule 144A Securities. The Fund may have exposure to “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under

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the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Portfolio Fund Managers believe accurately reflects fair value.

Private Investments in Public Equity. The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Structured Solutions. The Fund also may gain exposure to Portfolio Funds involving Secondary Investments structured as a preferred equity investment (“Structured Solutions”). Structured Solutions, which are self-originated transactions between the Fund and a Portfolio Fund’s general partner, in which Fund will invest cash into an existing Portfolio Fund in exchange for newly-issued interests in the Portfolio Fund (i.e., the “preferred equity”). Structured Solutions are intended to provide for strong risk-adjusted return with meaningful downside protection.

Emerging Markets Investments Risk. The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence

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or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

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The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

The Fund may repurchase Shares through distributions in-kind. The Fund generally expects to distribute cash to the holder of Shares that are repurchased in satisfaction of such repurchase. See “Repurchase of Shares—Periodic Repurchases” in the Prospectus. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to Shareholders. In the event that the Fund makes such a distribution of securities, there can be no assurance that any Shareholder would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.

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FINANCIAL INTERMEDIARIES AND DISTRIBUTOR COMPENSATION

FINANCIAL INTERMEDIARIES

JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fees it receives from the Fund to such financial intermediaries for performing shareholder services and/or other related services for financial intermediaries’ customers who are shareholders of the Fund. In addition, JPMII may enter into sales agreements with financial intermediaries under which it will pay all or a portion of the Distribution Fees it receives from the Fund to such financial intermediaries for providing distribution services and marketing support.

In addition, the Fund may enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking, or sub-transfer agency and/or omnibus sub-accounting (collectively, “Omnibus Sub-Accounting”) or networking. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreements with JPMII as the Fund’s distributor and shareholder servicing agent, respectively. From time to time, JPMII, the Adviser or their affiliates may pay a portion of the fees for networking or Omnibus Sub-Accounting at its or their own expense out of its or their own legitimate profits.

Financial intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial intermediaries, but in all cases will be retained by the financial intermediary and will not be remitted to the Fund or JPMII.

Other Cash Compensation Payments

As the Fund has yet to commence operations, the Adviser has yet to make any payments pursuant to written agreements with financial intermediaries (including both FINRA members and non-members) including written agreements for Omnibus Sub-Accounting and networking.

Finders’ Fee Commissions

Financial intermediaries who sell $250,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Funds may receive finder’s fees of 1.00% of the amount of the sale.

Finders’ Fees Paid By JPMII

As the Fund has yet to commence operations, JPMII has yet to make any payments in finders’ fees to financial intermediaries.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES.

JPMII and the Adviser at their own expense out of their own legitimate profits, may provide additional compensation (“Additional Compensation”) to financial intermediaries. Additional Compensation may also be paid by other affiliates of JPMII and the Adviser from time to time. These Additional Compensation payments are over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, omnibus sub-accounting or networking fees which are charged directly to the Fund and which are disclosed elsewhere in the Fund’s prospectus or in this SAI. The categories of Additional Compensation are described below. These categories are not mutually exclusive and JPMII and the Adviser and/or their affiliates may pay additional types of Additional

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Compensation in the future. The same financial intermediaries may receive payments under more than one or all categories. Not all financial intermediaries receive Additional Compensation payments and such payments may be different for different financial intermediaries. These payments may be significant to a financial intermediary and may be an important factor in a financial intermediary’s willingness to support the sale of the Fund through its distribution system. Additional Compensation payments are always made only to the firm, never to individuals other than occasional gifts and entertainment that are permitted by FINRA rules.

The Adviser and JPMII and/or their affiliates may be motivated to pay Additional Compensation to promote the sale of Shares of the Fund to clients of financial intermediaries and the retention of those investments by those clients. To the extent financial intermediaries sell more Shares of the Fund or retain Shares of the Fund in their clients’ accounts, the Adviser and JPMII benefit from the incremental management and other fees paid by the Fund with respect to those assets.

The provision of Additional Compensation, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular financial intermediary, registered representative or salesperson to highlight, feature or recommend the Fund or other investments based, at least in part, on the level of compensation paid. Additionally, if one interval fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend that sponsor’s interval fund over other interval funds. Similarly, if a financial intermediary receives greater compensation for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Shareholders should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell Shares of the Fund and when considering which share class is most appropriate. Shareholders should ask their financial intermediary for more information.

Sales and Marketing Support. Additional Compensation may be paid to financial intermediaries for sales and marketing support. Marketing support may include access to a financial intermediary’s sales representatives and management representatives. Additional Compensation may also be paid to financial intermediaries for inclusion of the Fund on a firm’s list of offered products including a preferred or select sales list, in other sales programs or as an expense reimbursement. Additional Compensation may becalculated in basis points based on average net Fund assets attributable to the financial intermediary or sales of the Fund by the financial intermediary. Additional Compensation may also be fixed dollar amounts.

From time to time, the Adviser, JPMII and their affiliates may provide, out of their own legitimate profits, financial assistance to financial intermediaries that enable JPMII and the Adviser to sponsor and/or participate in and/or present at meeting, conferences or seminars, sales, training or educational programs, client and investor events, client prospecting retention, and due diligence events and other firm-sponsored events or other programs for the financial intermediaries’ registered representatives and employees. These payments may vary depending upon the nature of the event, and may include travel expenses, such as lodging incurred by registered representatives of the financial intermediaries. In addition, the Adviser and JPMII and their affiliates may pay or reimburse sales representatives of financial intermediaries in the form of occasional gifts and occasional meals or entertainment events that the Adviser and JPMII or their affiliates deem appropriate, subject to applicable law and regulations. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. These payments may vary depending upon the nature of the event or the relationship.

Administrative and Processing Support. The Adviser and/or JPMII may also pay Additional Compensation to financial intermediaries for their administrative and processing support, including (i) record keeping, omnibus sub-accounting and networking, to the extent that the Fund does not pay for these costs directly; (ii) reimbursement for ticket processing charges applied to Shares of the Fund and (iii) one time payments for ancillary services such as setting up the Fund on the financial intermediary’s trading system/platform.

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Identification of Financial Intermediaries. As the Fund has yet to commence operations, the Adviser has yet to enter into any written agreements with financial intermediaries with respect to any Additional Compensation.

SHAREHOLDER SERVICING

The Fund has entered into a shareholder servicing agreement with JPMII (“Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, JPMII will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below. JPMII is an affiliate of the Adviser, Administrator and JPMorgan Chase Bank, N.A.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; (b) providing shareholders with information through electronic means; (c) furnishing Shareholder sub-accounting; (d) providing and maintaining pre-authorized investment plans; (e) as applicable, assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (f) arranging for or assisting shareholders with respect to the wiring of the funds to and from Shareholder accounts in connection with shareholder orders to purchase, redeem, tender or repurchase (as applicable) or exchange shares; (g) verifying shareholder requests for changes to account information; (h) handling correspondence from Shareholders about their accounts; (i) assisting in establishing and maintaining shareholder accounts with the Fund; (i) assisting in establishing and maintaining Shareholder accounts with the Fund; (j) issuing confirmations for transactions by Shareholders; (k) performing similar account administrative services; and (l) providing such other shareholder services as the Fund or a Shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for Shares; (b) providing Shareholders with account statements showing their purchases, sales, redemptions, tenders or repurchases (as applicable) and positions in the Fund; (c) processing dividend payments for the Fund; (d) providing sub-accounting services to the Fund for Shares held for the benefit of Shareholders; (e) forwarding communications from the Fund to Shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by Shareholders; (g) facilitating the transmission and receipt of funds in connection with Shareholder orders to purchase, redeem, tender or repurchase (as applicable) or exchange shares; (h) developing and maintaining the Fund’s website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with Shareholders; (k) providing transmission and other functionalities for Shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

To the extent it is not otherwise required by its contractual agreement to limit the Fund’s expenses as described in the Prospectus for the Fund, JPMII may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to the Fund on a month-to-month basis.

If not terminated, the Shareholder Servicing Agreement will continue for successive one-year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board or by JPMII. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

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JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of such fees received from the Fund to such entities for performing all or a portion of Shareholder Services and/or Other Related Services, as described above, for Shareholders. Such financial intermediaries may include affiliates of JPMII.

JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for performing “Other Related Services” for their customers. These services include the services listed in paragraph beginning “Other Related Services” above. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

For Shareholders that bank with JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A. may aggregate investments in the Fund with balances held in JPMorgan Chase Bank, N.A. accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. For certain Shareholders that are not natural persons, JPMorgan Chase Bank, N.A. and/or its affiliates will have monthly visibility into JPMIM revenue information attributable to those Shareholders, and with respect to money market funds daily visibility into account balance information, for internal analysis and management reporting and relationship management purposes, including but not limited to, the ability to perform necessary internal credit and risk monitoring.

Furthermore, JPMII, the Fund and their affiliates, agents and subagents may share certain information about Shareholders and their accounts, as permitted by law and, with respect to personal information about individual Shareholders (that is, natural persons and not entities), as described in the J.P. Morgan Funds Privacy Policy provided with the Fund’s shareholder report.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) with respect to Class A Shares and Class S Shares, which allows it to pay distribution fees for the sale and distribution of these Shares of the Fund (the “Distribution Fee”) to JPMII, at annual rates not to exceed the amounts set forth in the Fund’s Prospectus. The Class I Shares have no Distribution Plan.

The Distribution Fees are paid by the Fund to JPMII as compensation for its services and expenses in connection with the sale and distribution of Shares of the Fund. JPMII in turn pays all or part of these Distribution Fees to financial intermediaries that have agreements with JPMII to sell Shares of the Fund. In addition, JPMII may use the Distribution Fees payable under the Distribution Plan to finance any other activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing Shareholders of the Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in the Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMII’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders’ fees, or other compensation paid to, and expenses of employees of JPMII, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional

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materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMII and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Fund and its investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of the Fund may also benefit the Fund’s other classes of Shares. Anticipated benefits to the Fund that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulates a critical mass.

Class A Shares pays a Distribution Fee of 0.50% of average daily net assets. Class S Shares pay a Distribution Fee of 0.75% of average daily net assets. Where a broker-dealer pays a finder’s fee (as described in the Fund’s Prospectus) on the sale of Class A Shares, JPMII currently expects to pay sales commissions to the broker-dealer at the time of the sale even though the sale is not subject to a front-end sales charge. JPMII will use its own funds (which may be borrowed or otherwise financed) to pay such commissions and generally recoups such amounts through collection of the Distribution Fee and any contingent deferred sales charge (“CDSC”). Distribution Fees paid to JPMII under the Distribution Plan may be paid by JPMII to broker-dealers as distribution fees in an amount not to exceed 0.50% annualized of the average daily NAV of the Class A Shares or 0.75% annualized of the average daily NAV of the Class S Shares maintained in the Fund by such broker-dealers’ customers. Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the Shares are purchased. Such payments on Class A Shares (where a finder’s fee is paid) will be paid to broker-dealers beginning in the 13th month following the purchase of such Shares. If the broker-dealer is not paid the Distribution Fee until the 13th month following a transaction, JPMII retains the fee.

Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for their marketing support services. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”). The Distribution Plan may be terminated, with respect to any class of the Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected Shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to Rule 12b-1 for a period of not less than six years from the date of such plan, agreement or report, and for the first two years such copies will be preserved in an easily accessible place. The Board will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made.

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MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 277 Park Avenue, New York, New York 10172.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Donald Gignac (1965)	Since inception	Senior Managing Director – N.A. COO of Alternative Investments at State Street Bank and Trust Company (1993-April 2023)	4	None
Karen Dunn Kelley*** (1960)	Since inception	Deputy Secretary at the U.S. Department of Commerce (2017-2021)	4	None
Stacey Hadash (1966)	Since inception	Managing Director at Bank of America (2005-2023)	4	None
Interested Trustee****
Glenn Hill***** (1971)	Since inception	Managing Director, Global Head of Investment Solutions Product Development, (2003-Present)	3	President, J.P. Morgan Private Investments, Inc.

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	Karen Dunn Kelley is the Lead Independent Trustee of the Board of Trustees.
****	“Interested person,” as defined in the 1940 Act, of the Fund. Glenn Hill is an interested person of the Fund due to their affiliation with the Adviser.
*****	Glenn Hill is the Chair of the Board of Trustees

Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

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Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years

Glenn Hill Chief Executive Officer and President (1971)	Since inception	Managing Director, Global Head of Investment Solutions Product Development, (2003-Present).

Timothy Clemens Chief Financial Officer and Treasurer (1975)	Since inception	Managing Director, J.P.Morgan Investment Management, Inc. Mr. Clemens has been with J.P.Morgan Investment Management, Inc. since 2013.

Carmine Lekstutis Chief Legal Officer and Secretary (1980)	Since inception	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Angela Burke Assistant Secretary (1982)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. Ms. Burke has been with JPMorgan Chase since 2022.

Erin Correale Chief Compliance Officer (1973)	Since inception	Managing Director and Compliance Risk Management Executive, JPMorgan Chase (2014-Present).

Victor Simon Assistant Treasurer (1969)	Since inception	Executive Director, J.P. Morgan Investment Management Inc. Mr. Simon has been with JPMorgan Chase since 2014.

Melissa Spencer Vice President (1983)	Since inception	Managing Director, J.P. Morgan Investment Management Inc. Ms. Spencer has been with JPMorgan Chase since 2013.

Max Vogel Assistant Secretary (1990)	Since inception	Executive Director and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Prokauser Rose LLP (law firm) from March 2017 to June 2021.

Aleksander Fleytekh Assistant Treasurer (1972)	Since inception	Executive Director, J.P.Morgan Investment Management, Inc. Mr. Fleytekh has been with J.P.Morgan Investment Management, Inc. since 2012.

Michael D’Ambrosio Assistant Treasurer (1969)	Since inception	Managing Director, J.P.Morgan Investment Management, Inc. Mr. D’Ambrosio has been with J.P.Morgan Investment Management, Inc. since 2012.

Henry Pickell Assistant Secretary (1980)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase since August 2022; Vice President and Senior Compliance Officer, JPMorgan Chase from June 2018 to August 2022.

*	The address of each officer is care of the Secretary of the Fund at 277 Park Avenue, New York, New York 10172.

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

Donald Gignac. Mr. Gignac was most recently a Senior Managing Director at State Street Bank & Trust where he served as the North America Chief Operating Officer for Alternative Investments from 2005 until his

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retirement in April 2023. As Chief Operating Officer, Mr. Gignac was responsible for hedge fund and private market fund operations which encompassed middle office, custody, CLO operations, accounting, financial reporting, tax, and regulatory reporting. In addition, he was a member of the State Street Operating Group comprised of the top 400 executives at the bank and charged with executing the bank’s strategy. From 1993 until 2005, he served as Senior Vice President in State Street’s U.S. Investment Services Mutual Fund Administration Division where he was responsible for leading teams in the delivery of financial reporting, SEC reporting, compliance monitoring, treasury, tax and blue sky services to some of the largest mutual fund companies in the U.S. Mr. Gignac also worked in conjunction with the investment management arm of State Street, SSgA, to develop and launch a series of SPDR ETF funds and he also served as the chief financial officer and treasurer of the SPDR line of ETFs. Prior to State Street, he was an Audit Manager at Ernst & Young.

During his tenure at State Street, Mr. Gignac served as a Director for State Street (Cayman) Trust Limited and International Fund Services, N.A., the latter of which he was appointed as Chairman in 2019. He holds a B.S. in Accounting from Boston College where he graduated Magna Cum Laude. A family member of Mr. Gignac’s child is employed by 55ip, which is affiliated with JPMIM and JPMII.

Karen Dunn Kelley. Ms. Kelley was most recently the Deputy Secretary of Commerce and served at the U.S. Department of Commerce from 2017 to 2021. Prior to this, she served as Senior Managing Director, Investments at Invesco Ltd. where she held positions of increasing responsibility from 1989 until 2017 and also served as a Director on eight separate subsidiary entities. Ms. Kelley also served as a Government Bond Trader at Federated Investors, Inc. from 1986 until 1989 and as a Vice President at Drexel Burnham Lambert, Inc. from 1982 to 1986. She currently serves on the Boards of Carlow University, Shady Side Academy and the Bipartisan Policy Center; she is also a Member of the International Women’s Forum. Ms. Kelley holds a B.S. in Finance from Villanova where she graduated Magna Cum Laude.

Stacey Hadash. Ms. Hadash was most recently a Managing Director at Bank of America from 2005 to 2023 where she served as a Market Executive in the Global Commercial Bank. She led the Technology East and Metro New York markets which provided credit, treasury, investment banking, risk management, and wealth management solutions to companies with $50 million to $2 billion in revenues. Ms. Hadash oversaw strategy and coverage to provide advice to middle market companies, non-bank financial institutions and technology businesses. Prior to this role, she was Chief Operating Officer of Global Capital Markets, a multi-billion-dollar global business which included equity capital markets, leveraged finance, investment grade capital markets and origination for rates and currencies. She started at Bank of America as Chief Operating Officer of Mergers & Acquisitions. Ms. Hadash’s earlier experience includes serving as Head of Financial Planning at The New York Stock Exchange and in investment banking roles at Goldman Sachs and Morgan Stanley. She is a Henry Crown Fellow of the Aspen Institute and a Board Member of Ann Richards School Foundation Advisory Council. Ms. Hadash holds a B.A. in Government from Smith College and an M.B.A. from The University of Chicago Booth School of Business.

Interested Trustee

Glenn Hill. Mr. Hill has extensive experience in financial services, fund management and operations, product development, and business strategy. He is currently Managing Director and Global Head of Investment Solutions Product Development where he focuses on structuring and product management for separate accounts, private equity, credit, real estate and hedge fund products as well as equity, fixed income, currencies and commodities and structured products. Mr. Hill also serves as President of J.P. Morgan Private Investments, Inc., and SEC registered investment adviser that manages or administers over $200 billion of private client assets in J.P. Morgan multi-manager portfolios, including mutual funds, conduit funds, and wrap fee programs. Prior to his current role, he managed institutional private equity fundraisings for internal and third-party fund managers for J.P. Morgan Partners and J.P. Morgan Corporate Investment Bank. Mr. Hill holds an MBA from Columbia University and a B.S. from Florida State University.

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Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [ ], is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Donald Gignac	None*	[ ]
Karen Dunn Kelley	None*	[ ]
Stacey Hadash	None*	[ ]
Interested Trustee:
Glenn Hill	None*	[ ]

*	As the Fund is newly offered, as of [ ], none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The Fund’s Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser are entitled to receive annual cash retainer fees and annual fees for serving as a committee chairperson, each paid quarterly, and may be reimbursed for expenses incurred in connection with service as a Trustee. The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year. The Fund will not pay compensation to its Trustees who also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser.

Name of Person, Position	Aggregate Compensation from the Fund			Pension or Retirement Benefits Accrued As Part of Fund Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation from Fund Complex*
Independent Trustees
Donald Gignac	$	[	]	$	[	]	$	[	]	$	[	]
Karen Dunn Kelley	$	[	]	$	[	]	$	[	]	$	[	]
Stacey Hadash	$	[	]	$	[	]	$	[	]	$	[	]

*	Fund Complex includes the Fund, JPMorgan Private Markets Fund, JPMorgan Credit Markets Fund and JPMorgan Public and Private Income Fund.

Compensation of the Portfolio Managers

The Adviser’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The Adviser’s disciplined pay-for-performance framework focuses on total compensation – base salary and incentive pay—so that pay is commensurate with the overall performance of the Adviser, respective businesses

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and individual performance. This includes a discretionary approach to assess the employee’s performance throughout the year against four broad dimensions—business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To seek to promote a proper pay-for-performance alignment, the Adviser does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this assessment of performance, for select portfolio managers, regard is given to the performance of relevant funds/ strategies managed by the portfolio manager.

An individual performance assessment, in addition to the overall performance of the relevant business unit and investment team, is integrated into the final assessment of incentive compensation for an individual portfolio manager as part of the assessment of business results.

Feedback from the Adviser’s risk and control professions is considered in assessing performance.

The Adviser seeks to maintain a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.

Other Accounts Managed by the Portfolio Manager

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio manager and assets under management in those accounts, as of [ ].

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in thousands)
Tiffany Lewis
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Portfolio Managers’ Ownership of Securities

As the Fund has not yet commenced investment operations, none of the Fund’s primary portfolio managers owned Shares as of the date of this SAI.

Codes of Ethics

The Fund, the Adviser, the Sub-Adviser and JPMII, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the codes of

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ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

Adviser Proxy-Voting Policies

The Fund’s investments in Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders, and may also vote on matters relating to the other investments held by the Fund, including registered equity securities that have been distributed in kind to the Fund by a Portfolio Fund. The Board of Trustees has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities.

The Fund’s Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Fund. The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Adviser has adopted a separate set of Guidelines that covers the regions of each of: (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the Fund’s objectives and strategies. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized.

To oversee and monitor the proxy voting process, the Adviser has established a Proxy Committee and appointed a proxy administrator (the “Proxy Administrator”) in each global location where proxies are voted. Each Proxy Committee is composed of members and invitees including a Proxy Administrator and senior officers from among the Investment, Legal, Compliance, and Risk Management Departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Proxy Voting Guidelines annually; (2) providing advice and recommendations on general proxy-voting matters including potential or material conflicts of interests escalated to it from time to time as well as on specific voting issues to be implemented by the Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.

Sub-Adviser Proxy Voting Policies

The Board has also delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser, with respect to the Sub-Adviser Assets. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. The Sub-Adviser’s proxy policies and procedures are set out below. The Board will periodically review the Fund’s proxy voting record. Information regarding how the Adviser and Sub-Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect 1-800-480-4111 and on the SEC’s website at www.sec.gov.

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General Voting Standards

The Sub-Adviser votes on, or makes voting recommendations on any request to vote on, securities held by a Sub-Adviser fund (“Proxy Request”) in what it believes to be the best interests of the respective Sub-Adviser funds and consistent with the funds’ applicable investment objectives and constraints. Unless the Sub-Adviser has otherwise agreed, it does not vote on or make voting recommendations on Proxy Requests on behalf of Sub-Adviser funds that involve a potential sacrifice of investment returns from the investment or assumption of greater investment risks for the purpose of promoting sustainability and impact goals.

When evaluating whether voting on or making a voting recommendation on a Proxy Request will be in the best interests of a Sub-Adviser fund, the Sub-Adviser may treat sustainability and impact goals as economic factors when the Sub-Adviser believes that the goals present material business risks or opportunities that investment professionals, in general, would treat as economic considerations under generally accepted investment theories. A belief that advancing sustainability and impact goals will promote positive general market trends or industry growth that might benefit a particular issuer does not qualify as an economic factor.

When the Sub-Adviser determines that voting on or making a voting recommendation on a Proxy Request is in the best interests of a Sub-Adviser fund, the Sub-Adviser may take such action even though doing so might also advance sustainability and impact goals that are not economic factors.

Reasonable Best Efforts to Vote and Abstentions

The Sub-Adviser uses reasonable best efforts to vote on or make voting recommendations on Proxy Requests in a timely manner. However, there may be circumstances in which the Sub-Adviser abstains from taking action. The Sub-Adviser may abstain from voting on or making recommendations on a Proxy Request for the reasons identified in this section and for any other reason that the Sub-Adviser believes justifies the abstention.

Timeliness of Receipt of Materials

•

The Sub-Adviser may abstain from voting on or making voting recommendations on a Proxy Request when the Sub-Adviser does not receive the Proxy Request with sufficient time prior to the voting cut-off date to consider the impact of the proposals and complete its evaluation procedures.

Lack of Adequate Information

•

The Sub-Adviser may abstain from voting on or making voting recommendations on a Proxy Request when the Sub-Adviser does not believe that the Proxy Request provides sufficient detail to support a decision.

Abstentions Where Cost of Consideration Outweighs Benefit

•

The Sub-Adviser may abstain from voting on or making voting recommendations on a Proxy Request when the Sub-Adviser believes that the expected cost or administrative burden of giving due consideration to the proposal does not justify the potential benefits to the affected Sub-Adviser fund that might result from adopting or rejecting the proposal in question.

Public Companies—Share Blocking and Re-Registration

•

In certain countries, shareholders that vote on an issuer’s proxy must deposit their shares with a designated depositary prior to the date of the meeting. The owner may not sell its shares until after the meeting when the shares are returned to the custodian. In countries that require shares to be blocked, the Sub-Adviser will consider the potential benefit of taking action on Proxy Requests and the resulting share blocking of the security to determine if the Fund will consider voting.

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•

In certain countries, an owner of a company’s shares must re-register the shares in order to take action on a proxy. Similar to share blocking, re-registration temporarily prevents a shareholder from selling shares. In countries that require re-registration, the Sub-Adviser will consider the potential benefit of taking action on Proxy Requests to determine if the Sub-Adviser will consider voting and re-registering the security.

In-Kind Distributions

•

When Sub-Adviser funds receive publicly traded securities from underlying funds as in-kind distributions, the Sub-Adviser generally disposes of such securities as promptly as practicable under the circumstances. In these cases, the Sub-Adviser generally does not act on a related Proxy Request because it has no intention to hold such investments for long-term investment purposes. In circumstances where the Investment Committee elects to retain such securities, the Sub-Adviser would generally act on a Proxy Request.

Conflicts of Interest

The Sub-Adviser takes measures to identify and address conflicts of interest with respect to Proxy Requests. The proxy voting coordinator notifies the Investment Committee, the Operations Committee, and the Global Chief Compliance Officer when it identifies a potential conflict of interest. In addition, the Investment Committee may also identify conflicts of interest and notify the Global Chief Compliance Officer or the proxy voting coordinator. Lastly, each proxy principal must notify the proxy voting coordinator of any potential conflicts of interest they have with respect to a Proxy Request on which they are considering action.

The proxy voting coordinator, together with the Sub-Adviser’s Global Chief Compliance Officer, as necessary, determines the actions to be taken to address any conflicts of interest, which may include:

•	excluding a conflicted party from the decision-making process

•	for Sub-Adviser funds for which the Sub-Adviser makes voting recommendations on Proxy Requests, disclosing the conflicts to the appropriate parties

•

for Sub-Adviser funds for which the Sub-Adviser has the authority to take action on Proxy Requests, disclosing the conflict to the appropriate parties and obtaining consent to take specific action on the proposals

•	engaging an independent third-party to recommend or determine the actions to be taken in response to the Proxy Request

•

designating separate investment sub-committee deal teams (each, a deal team) on behalf of one or more similarly situated group of Sub-Adviser funds to evaluate and make recommendations with respect to such group’s interests.

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PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Pursuant to the Investment Advisory and Management Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser determine, subject to the general supervision of the Board and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser and Sub-Adviser operate independently in providing services to its clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Sub-Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

On behalf of the Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See “Investment Strategies and Policies.” The Sub-Adviser may place orders for purchases and sales of portfolio securities. In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund (or indirectly through a blocker that holds interests in the Portfolio Fund), and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses.

On those occasions when the Adviser or Sub-Adviser deem the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other funds, the Adviser or Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but are not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser or Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, the allocation procedure might not permit the Fund to participate in the benefits of the aggregated trade.

Best Execution; Soft Dollars

In choosing brokers and dealers, the Adviser and Sub-Adviser will not be required to consider any particular criteria. For the most part, the Adviser and Sub-Adviser will seek the best combination of brokerage cost and execution quality. However, the Adviser and Sub-Adviser will not be required to select the broker or dealer that charges the lowest transaction cost, even if that broker provides execution quality comparable to other brokers or dealers. The Adviser and Sub-Adviser may consider the value of various services or products, beyond execution, that a broker-dealer provides to the Fund and/or the Adviser or Sub-Adviser. Selecting a broker-dealer in recognition of such other services or products is known as paying for those services or products with “soft dollars.” Because many of those services could benefit the Adviser or Sub-Adviser, the Adviser or Sub-Adviser has a conflict of interest in allocating the Fund’s brokerage business.

The Adviser and Sub-Adviser comply with Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), except with respect to securities transactions for which Section 28(e) is unavailable.

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Under Section 28(e), the Adviser and Sub-Adviser’s use of the Fund’s commission dollars to acquire research products and services is not a breach of its fiduciary duty to the Fund-even if the brokerage commissions paid are higher than the lowest available-so long as (among certain other requirements) the Adviser and Sub-Adviser determine that the commissions are reasonable compensation for both the brokerage services and the research acquired. For these purposes, “research” means services or products used to provide lawful and appropriate assistance to the Adviser in making investment decisions for its clients. The types of research the Adviser and Sub-Adviser may acquire include: reports or other information about particular companies or industries; economic surveys and analyses; recommendations as to specific securities; financial publications; portfolio evaluation services; financial database software and services; computerized news, pricing and order-entry services; and other products or services that may enhance the Adviser and Sub-Adviser’s investment decision-making. The “safe harbor” under Section 28(e) applies to the use of the Fund’s “soft dollars” even when the research acquired is used in making investment decisions for clients other than the Fund. Therefore, under Section 28(e), research obtained with soft dollars generated by the Fund could be used by the Adviser, Sub-Adviser or their affiliates to benefit accounts other than the Fund. Conversely, the research information provided to the Adviser or Sub-Adviser by brokers through which other clients of the Adviser, Sub-Adviser or their affiliates effect securities transactions could be used by the Adviser, Sub-Adviser or their affiliates in providing services to the Fund. Additionally, when the Adviser or Sub-Adviser use client brokerage commissions to obtain research or other services, the Adviser or Sub-Adviser receive a benefit because it does not have to produce or pay for the research, products or services itself. As a result, the Adviser or Sub-Adviser have an incentive to select a particular broker-dealer in order to obtain the research, products or other services from that broker-dealer, rather than to obtain the lowest price for execution. The safe harbor is not available where transactions are effected on a principal basis with a mark-up or mark-down paid to the broker-dealer and is not available for services or products that do not constitute research.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA

35

Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

ERISA and the DOL regulations, promulgated thereunder, as modified by Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser and the Sub-Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser, the Sub-Adviser, or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser, the Sub-Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection

36

with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser, the Sub-Adviser, or any of their affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser, the Sub-Adviser, and their affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expects to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. To the knowledge of the Fund, as of [ ], 2026, there were no control persons of the Fund or beneficial owners of more than 5% of the Fund’s outstanding equity securities.

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FINANCIAL STATEMENTS

[To be provided by amendment.]

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APPENDIX A– SECURITIES RATING DESCRIPTIONS

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings—Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest–rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) — Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Fitch Ratings (“Fitch”) — Corporate Finance Obligations — Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write–downs of principal that could result in impairment. Together with the hybrid indicator, the long–term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS — Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

S&P Global Ratings — Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short–term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s — Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short–term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch — Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad–based default event for an entity, or the default of a short-term obligation.

DBRS—Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short–term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statements(2)

(2)	Exhibits:

	(a)	(1)	Certificate of Trust is filed herewith.

		(2)	Amended and Restated Agreement and Declaration of Trust is filed herewith.

	(b)	Bylaws are filed herewith.

	(c)	Not applicable.

	(d)	Combined Rule 18f-3 Multiple Class Plan to be filed by amendment.

	(e)	Dividend Reinvestment Plan to be filed by amendment.

	(f)	Not applicable.

	(g)	(1) Form of Investment Advisory and Management Agreement to be filed by amendment. (2) Form of Sub-Advisory Agreement of GCM Grosvenor L.P to be filed by amendment.

	(h)	(1)	Form of Distribution Agreement to be filed by amendment.

		(2)	Form of Sales Agreement to be filed by amendment.

		(3)	Form of Service Agreement to be filed by amendment.

		(4)	Combined Distribution Plan to be filed by amendment.

	(i)	Not applicable.

	(j)	Global Custody and Fund Accounting Agreement to be filed by amendment.

	(k)	(1)	Form of Administration Agreement to be filed by amendment.

		(2)	Form of Transfer Agency and Service Agreement to be filed by amendment.

		(3)	Form of Expense Limitation Agreement to be filed by amendment.

		(4)	Form of Shareholder Servicing Agreement to be filed by amendment.

	(l)	Opinion and Consent of Delaware Counsel to be filed by amendment.

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

	(o)	Not applicable.

	(p)	(1)	Form of Initial Purchase Agreement to be filed by amendment.

	(q)	Not applicable.

	(r)	(1)	Code of Ethics of Registrant to be filed by amendment.

		(2)	Code of Ethics of Adviser to be filed by amendment.

		(3)	Code of Ethics of GCM Grosvenor to be filed by amendment.

		(4)	Code of Ethics of Distributor to be filed by amendment.

	(s)	Not applicable.

	(t)	Power of Attorney is filed herewith.

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Item 26.	Marketing Arrangements

See the Distribution Agreement, Sales Agreement and Service Agreement, forms of which are filed as Exhibit (h)(l), (h)(2), and (h)(3), respectively, to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

Not applicable.

Item 28.	Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 29.	Number of Holders of Securities

As of [ ], 2026:

Title of class	Number of Record Holders
Shares of Beneficial Ownership for Class S	[	]
Shares of Beneficial Ownership for Class A	[	]
Shares of Beneficial Ownership for Class I	[	]

Item 30.	Indemnification

Reference is made to Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust. “Risks–Trustees and Officers are subject to limitations on liability and the Fund may indemnify and advance expenses to Trustees and Officers to the extent permitted by law and the Fund’s Declaration of Trust” of this Registration Statement and “Certain Provisions in the Declaration of Trust – Limitation of Liability; Indemnification” of this Registration Statement. The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. The business or other connections of each director and officer of each of J.P. Morgan Investment Management Inc. and GCM Grosvenor L.P. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and GCM Grosvenor (File No. 801-54965), and is incorporated herein by reference.

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Item 32.	Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant’s investment adviser, at 277 Park Avenue, New York, NY 10172 (records relating to its functions as investment adviser).

GCM Grosvenor L.P., the Registrant’s sub-adviser, at 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611 (Chicago office) and 767 Fifth Avenue, 11th Floor, New York, NY 10153 (New York office).

J.P. Morgan Institutional Investments Inc., the Registrant’s distributor and shareholder servicing agent, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as distributor and shareholder servicing agent).

JPMorgan Chase Bank, N.A., the Registrant’s custodian, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as custodian).

J.P. Morgan Investment Management Inc., the Registrant’s administrator, at 270 Park Avenue, New York, NY 10017 (relating to its functions as administrator).

SS&C GIDS, Inc., the Registrant’s transfer agent, at 1055 Broadway Kansas City, MO 64105 (relating to its functions as transfer agent).

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

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(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the

5

opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, on the 7th day of August, 2026.

JPMORGAN REAL ASSETS DEDICATED FUND

By:	/s/ Glenn Hill*
Name:	Glenn Hill
Title:	Trustee, Chief Executive Officer, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the 7th day of August, 2026.

By:	/s/ Glenn Hill*
Name:	Glenn Hill
Title:	Trustee, Chief Executive Officer, President and Principal Executive Officer

By:	/s/ Timothy Clemens*
Name:	Timothy Clemens
Title:	Chief Financial Officer, Treasurer and Principal Financial Officer

By:	/s/ Donald Gignac*
Name:	Donald Gignac
Title:	Trustee

By:	/s/ Stacey Hadash*
Name:	Stacey Hadash
Title:	Trustee

By:	/s/ Karen Dunn Kelley*
Name:	Karen Dunn Kelley
Title:	Trustee

*By:	/s/ Angela Burke
Name:	Angela Burke
Attorney-In-Fact

*

Executed by Angela Burke on behalf of the trustees and officers pursuant to powers of attorney dated July 21, 2026. The original powers of attorney authorizing Carmine Lekstutis, Angela Burke, Max Vogel, and Henry Pickell to execute the Registration Statement, and any amendments thereto, for the trustees and officers of the Registrant on whose behalf this registration statement is filed, have been executed and are incorporated by reference herein to Item 25, Exhibit (t).

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Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit

(a)(1)	Certificate of Trust

(a)(2)	Amended and Restated Agreement and Declaration of Trust

(b)	Bylaws

(t)	Power of Attorney